UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	NOVEMBER 30, 2015

Emerging Markets Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would soar in 2015. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered, particularly the European Central Bank, the Bank of Japan, and the People’s Bank of China. This monetary policy divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, which declined approximately 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general, especially as China’s economy slowed. In this environment, the U.S. dollar, U.S. growth stocks, and U.S. municipal bonds generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us in the coming year.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of November 30, 2015
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWMIX	-9.93%(1)	-0.71%(1)	4.79%(1)	5.76%(1)	9/30/97
MSCI Emerging Markets Index	—	-16.99%	-3.05%	4.44%	N/A(2)	—
Institutional Class	AMKIX	-9.83%(1)	-0.52%(1)	4.99%(1)	8.91%(1)	1/28/99
A Class(3)	AEMMX					5/12/99
No sales charge*		-10.11%(1)	-0.93%(1)	4.55%(1)	6.85%(1)
With sales charge*		-15.28%(1)	-2.09%(1)	3.94%(1)	6.47%(1)
C Class	ACECX	-10.67%(1)	-1.68%(1)	3.76%(1)	7.52%(1)	12/18/01
R Class	AEMRX	-10.43%(1)	-1.22%(1)	—	-3.67%(1)	9/28/07
R6 Class	AEDMX	-9.58%(1)	—	—	-0.29%(1)	7/26/13

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Benchmark data first available Janaury 2001.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2015
Investor Class — $15,964*

MSCI Emerging Markets Index — $15,449

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.70%	1.50%	1.95%	2.70%	2.20%	1.35%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Anthony Han

Performance Summary

Emerging Markets declined -9.93%* for the 12 months ended November 30, 2015. The portfolio’s benchmark, the MSCI Emerging Markets Index, declined -16.99% for the same period.

Emerging markets stocks faced significant pressures during the 12-month period. Early on, emerging markets stocks generally advanced, despite ongoing concerns about slowing global growth, declining commodities prices, and a rallying U.S. dollar. Strong performance from China’s stock market largely offset weaker results from Latin America and drove the broad emerging markets benchmark higher. Although China faced lower growth forecasts and subdued economic data, various stimulus measures, including rate cuts, reforms, and liquidity efforts aimed at stabilizing China’s decelerating economy, fueled the broad market gains.

But those positive influences quickly faded as renewed concerns about growth, commodities prices, a strong U.S. dollar, and a potential rate hike from the U.S. Federal Reserve (Fed) worried investors. Evidence emerged that China’s economy was cooling more than previously believed, and in response the People’s Bank of China unexpectedly devalued the nation’s currency, raising uncertainty about China’s central bank policy and fueling a broad sell-off in the global equity markets. Oil and commodities prices dropped to new lows, due in part to falling demand from China. Anxiety about U.S. interest rate policy remained a key theme, persisting even after the Fed decided in September 2015 to leave rates unchanged due to concerns about the state of the global economy. Emerging markets stocks rallied in October as China’s central bank cut interest rates for the sixth time in 12 months, but manufacturing in China fell to a three-year low in November and emerging markets stocks ended the period on a negative note.

The fund outperformed its benchmark during the period, primarily due to stock selection in the consumer discretionary, financials, and energy sectors. An overweight position relative to the benchmark in the consumer discretionary sector and underweight positions in financials and energy also contributed to the fund’s outperformance. Regionally, stock selection in China, Taiwan, and South Africa and an overweight position in China also helped.

Automobile Parts Company was a Top Contributor

Within the top-performing consumer discretionary sector, the automobile components industry was a leading contributor. A portfolio-only position in Hota Industrial Manufacturing, a Taiwan-based automotive transmission system parts manufacturer, was a top contributor. The company experienced strong growth from clients, including Tesla, and reported historically high sales in May 2015. Accumulated January-May sales were up 25% year over year. Analysts responded by revising earnings forecasts higher to incorporate better-than-expected sales and margin outlooks.

In addition, a portfolio-only position in Ctrip.com International, a China-based online travel agency, was a main contributor to performance. After making aggressive investments in 2014, the company reported strong, consensus-beating revenues in early 2015, driven by air revenues and a strong rebound in package tour revenues. As the industry leader in China, we believe Ctrip.com should gain market share as the company leverages the shift from offline travel bookings to online and mobile.

*
All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Also in China, an overweight position in Shenzhou International, a textile and fabric manufacturer, was a main contributor. The company's stock advanced on high order visibility and strong relationships with core clients. We believe the shift from casual wear toward sportswear is likely to support the company's profit margins.

Stock Selection in Mexico Was a Main Detractor

Stock selection in Mexico and overweight positions in Peru and Indonesia weighed on relative performance, as did stock selection in the health care sector.

In terms of individual holdings, an overweight position in Itau Unibanco, a Brazil-based bank, detracted from relative performance. The company struggled amid uncertainty surrounding the weakening global economic climate and the negative effects in emerging markets of a rallying U.S. dollar.

In addition, an overweight position in Mexico-based Cemex, a building materials provider, was a main detractor. Volatility in currency exchange rates drove down the company’s stock price, as a stronger U.S. dollar weighed on the company’s revenue estimates. Plunging oil prices also pressured Cemex’s business in Mexico, where the government relies on oil for a meaningful portion of its fiscal revenue, which finances public spending and infrastructure investments, a key driver of Cemex’s business.

An overweight position in Sinotrans, also was a main detractor. The share price of the China-based logistics company dropped sharply over the three trading days following Sinotrans’s announcement of fiscal 2014 results. The company’s core business missed analyst expectations, and management slightly revised downward its 2015 guidance. Also, neither the chairman nor the CEO attended the analyst briefing, which they had done in the past, adding to investor concerns, and we exited the position.

Outlook

The macroeconomic environment remains volatile as market participants grapple with uneven global growth, China's deceleration, the collapse in oil prices, and persistent uncertainty regarding U.S. monetary policy. Nevertheless, we continue to uncover emerging markets opportunities stemming from changes in discretionary spending patterns as incomes rise. In particular, e-commerce continues to take market share, domestic and international travel is increasing, and demand for health care and beauty products is rising. In addition, we will seek to capture opportunities arising from growing access to banking and insurance, increasing public investment in infrastructure, and improving economic recoveries in the U.S. and Europe.

We remain active in China, as the nation influences much of the growth prospects in the emerging markets. China’s economy is a significant importer of commodities as well as a source of goods, which will now be more competitive as China’s currency weakens. However, as China’s risk premium falls, we believe there are also reasons to be optimistic. Within China, housing, employment, and Purchasing Managers Index (PMI) data have recently trended positively.

Although we believe emerging markets valuations are attractive and currently stand at historically low levels, we also believe earnings growth must return to sustain a broad, long-term rally. We continue to implement our bottom-up investment process, which is uncovering several interesting opportunities in the emerging markets.

6

Fund Characteristics

NOVEMBER 30, 2015
Top Ten Holdings	% of net assets
Tencent Holdings Ltd.	4.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.9%
Samsung Electronics Co. Ltd.	3.6%
Industrial & Commercial Bank of China Ltd., H Shares	2.4%
China Mobile Ltd.	2.3%
HDFC Bank Ltd.	2.3%
Ping An Insurance Group Co., H Shares	2.2%
Naspers Ltd., N Shares	1.9%
LG Chem Ltd.	1.8%
China Overseas Land & Investment Ltd.	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.2%
Exchange-Traded Funds	1.8%
Total Equity Exposure	97.0%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	0.2%

Investments by Country	% of net assets
China	25.7%
South Korea	13.8%
Taiwan	12.8%
Mexico	6.3%
India	6.0%
South Africa	5.8%
Brazil	4.2%
Thailand	4.0%
Indonesia	3.4%
Russia	3.2%
Turkey	2.4%
Other Countries	7.6%
Exchange-Traded Funds*	1.8%
Cash and Equivalents**	3.0%
*Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
**Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expenses Paid During Period(1) 6/1/15 - 11/30/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$860.80	$6.67	1.43%
Investor Class (before waiver)	$1,000	$860.80(2)	$7.84	1.68%
Institutional Class (after waiver)	$1,000	$862.00	$5.74	1.23%
Institutional Class (before waiver)	$1,000	$862.00(2)	$6.91	1.48%
A Class (after waiver)	$1,000	$861.20	$7.84	1.68%
A Class (before waiver)	$1,000	$861.20(2)	$9.00	1.93%
C Class (after waiver)	$1,000	$858.50	$11.32	2.43%
C Class (before waiver)	$1,000	$858.50(2)	$12.49	2.68%
R Class (after waiver)	$1,000	$858.70	$8.99	1.93%
R Class (before waiver)	$1,000	$858.70(2)	$10.16	2.18%
R6 Class (after waiver)	$1,000	$863.20	$5.04	1.08%
R6 Class (before waiver)	$1,000	$863.20(2)	$6.21	1.33%
Hypothetical
Investor Class (after waiver)	$1,000	$1,017.90	$7.23	1.43%
Investor Class (before waiver)	$1,000	$1,016.65	$8.49	1.68%
Institutional Class (after waiver)	$1,000	$1,018.90	$6.23	1.23%
Institutional Class (before waiver)	$1,000	$1,017.65	$7.49	1.48%
A Class (after waiver)	$1,000	$1,016.65	$8.49	1.68%
A Class (before waiver)	$1,000	$1,015.39	$9.75	1.93%
C Class (after waiver)	$1,000	$1,012.89	$12.26	2.43%
C Class (before waiver)	$1,000	$1,011.63	$13.51	2.68%
R Class (after waiver)	$1,000	$1,015.39	$9.75	1.93%
R Class (before waiver)	$1,000	$1,014.14	$11.01	2.18%
R6 Class (after waiver)	$1,000	$1,019.65	$5.47	1.08%
R6 Class (before waiver)	$1,000	$1,018.40	$6.73	1.33%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

NOVEMBER 30, 2015

	Shares	Value
COMMON STOCKS — 95.2%
Brazil — 4.2%
BB Seguridade Participacoes SA	368,300	$2,472,151
BRF SA ADR	159,991	2,278,272
Cielo SA	368,860	3,347,292
Itau Unibanco Holding SA ADR	341,375	2,416,935
Raia Drogasil SA	442,200	4,531,721
Ultrapar Participacoes SA	275,800	4,471,681
		19,518,052
Chile — 0.7%
SACI Falabella	544,845	3,279,497
China — 25.7%
Alibaba Group Holding Ltd. ADR(1)	55,470	4,663,918
Beijing Enterprises Water Group Ltd.	8,748,000	6,837,328
China Gas Holdings Ltd.	2,910,000	4,135,991
China Mobile Ltd.	935,000	10,624,109
China Overseas Land & Investment Ltd.	2,408,000	7,981,685
China Railway Construction Corp. Ltd., H Shares	3,513,000	4,666,813
CNOOC Ltd.	3,563,000	3,942,831
Ctrip.com International Ltd. ADR(1)	72,301	7,736,930
Great Wall Motor Co. Ltd., H Shares	3,191,500	3,914,537
Industrial & Commercial Bank of China Ltd., H Shares	18,128,645	10,965,873
KWG Property Holding Ltd.	6,701,000	4,788,003
PAX Global Technology Ltd.	3,350,000	4,143,510
Ping An Insurance Group Co., H Shares	1,843,500	10,093,129
Shenzhou International Group Holdings Ltd.	1,440,000	7,558,958
Tencent Holdings Ltd.	1,016,200	20,223,212
Xinyi Solar Holdings Ltd.	14,714,000	5,958,890
		118,235,717
Egypt — 0.8%
Commercial International Bank Egypt S.A.E.	685,650	3,809,142
Greece — 0.4%
Titan Cement Co. SA	95,060	1,707,405
Hungary — 1.2%
Richter Gedeon Nyrt	282,699	5,370,729
India — 6.0%
Bharti Infratel Ltd.	794,500	4,584,273
HCL Technologies Ltd.	343,345	4,486,330
HDFC Bank Ltd.	539,149	10,359,943
ICICI Bank Ltd. ADR	481,886	4,004,473
Larsen & Toubro Ltd.	196,457	4,051,456
		27,486,475

10

	Shares	Value
Indonesia — 3.4%
PT Astra International Tbk	6,512,700	$2,789,140
PT Bank Rakyat Indonesia (Persero) Tbk	4,534,800	3,531,801
PT Matahari Department Store Tbk	3,359,400	3,800,116
PT Siloam International Hospitals Tbk	3,464,400	2,341,319
PT Wijaya Karya Persero Tbk	15,258,900	3,104,720
		15,567,096
Mexico — 6.3%
Alsea SAB de CV	1,473,719	5,255,456
Cemex SAB de CV ADR(1)	460,262	2,899,651
Corp. Inmobiliaria Vesta SAB de CV	1,851,734	2,830,392
Fomento Economico Mexicano SAB de CV ADR	65,364	6,299,782
Grupo Aeroportuario del Centro Norte Sab de CV	969,630	4,928,790
Grupo Mexico SAB de CV	1,230,253	2,685,619
Infraestructura Energetica Nova SAB de CV	963,747	4,222,215
		29,121,905
Peru — 1.2%
Credicorp Ltd.	54,114	5,714,980
Philippines — 1.9%
Ayala Land, Inc.	5,765,900	4,134,831
Universal Robina Corp.	1,074,260	4,595,274
		8,730,105
Poland — 1.0%
Alior Bank SA(1)	139,284	2,520,248
Powszechny Zaklad Ubezpieczen SA	212,500	2,029,794
		4,550,042
Qatar — 0.4%
Qatar National Bank SAQ	44,810	1,968,616
Russia — 3.2%
Magnit PJSC GDR	45,891	2,212,864
NovaTek OAO GDR	62,474	5,847,566
X5 Retail Group NV GDR(1)	288,830	6,527,558
		14,587,988
South Africa — 5.8%
Aspen Pharmacare Holdings Ltd.	144,012	3,114,250
Capitec Bank Holdings Ltd.	129,173	5,361,359
Discovery Holdings Ltd.	611,968	6,106,133
Mr Price Group Ltd.	244,266	3,396,507
Naspers Ltd., N Shares	57,870	8,626,217
		26,604,466
South Korea — 13.8%
Amorepacific Corp.	18,355	6,395,443
Boryung Medience Co. Ltd.(1)	107,397	2,137,646
CJ CheilJedang Corp.	7,421	2,310,151
CJ Korea Express Co. Ltd.(1)	31,461	5,229,690
Coway Co. Ltd.	35,908	2,620,116
Hana Tour Service, Inc.	18,571	1,844,191
LG Chem Ltd.	30,286	8,316,522

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	Shares	Value
LG Household & Health Care Ltd.	7,991	$6,955,596
Medy-Tox, Inc.	13,680	5,552,092
Samsung Electronics Co. Ltd.	15,045	16,681,300
Samsung Fire & Marine Insurance Co. Ltd.	19,840	5,251,034
		63,293,781
Taiwan — 12.8%
Delta Electronics, Inc.	670,000	3,212,272
Eclat Textile Co. Ltd.	496,000	6,670,670
Ginko International Co. Ltd.	503,000	6,410,391
Hota Industrial Manufacturing Co. Ltd.	1,037,000	4,002,880
PChome Online, Inc.	241,553	2,271,821
President Chain Store Corp.	1,018,000	6,518,044
Taiwan Paiho Ltd.	1,810,000	4,064,487
Taiwan Semiconductor Manufacturing Co. Ltd.	4,255,939	18,123,140
Tung Thih Electronic Co. Ltd.	525,000	4,607,944
Uni-President Enterprises Corp.	1,811,000	2,984,860
		58,866,509
Thailand — 4.0%
Airports of Thailand PCL	600,300	5,209,076
CP ALL PCL	4,891,200	6,414,241
Kasikornbank PCL	447,800	2,117,804
Siam Cement PCL (The)	238,800	2,985,000
Thaicom PCL	2,434,500	1,691,380
		18,417,501
Turkey — 2.4%
TAV Havalimanlari Holding AS	576,072	4,160,493
Tofas Turk Otomobil Fabrikasi AS	668,753	4,414,355
Ulker Biskuvi Sanayi AS	347,280	2,242,285
		10,817,133
TOTAL COMMON STOCKS (Cost $392,007,439)		437,647,139
EXCHANGE-TRADED FUNDS — 1.8%
iShares MSCI Malaysia ETF	325,217	3,447,300
iShares MSCI South Korea Capped ETF	87,852	4,640,343
TOTAL EXCHANGE-TRADED FUNDS (Cost $7,957,361)		8,087,643
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.625%, 8/31/17, valued at $4,383,428), in a joint trading account at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $4,298,673)		4,298,672
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $7,310,850), at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $7,166,002)		7,166,000
State Street Institutional Liquid Reserves Fund, Premier Class	1,637,965	1,637,965
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,102,637)		13,102,637
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $413,067,437)		458,837,419
OTHER ASSETS AND LIABILITIES — 0.2%		825,502
TOTAL NET ASSETS — 100.0%		$459,662,921

12

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	21.3%
Information Technology	18.0%
Consumer Discretionary	16.3%
Consumer Staples	13.6%
Industrials	6.8%
Health Care	5.0%
Materials	4.0%
Telecommunication Services	3.7%
Utilities	3.3%
Energy	3.2%
Exchange-Traded Funds	1.8%
Cash and Equivalents*	3.0%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
PJSC	-	Public Joint Stock Company
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2015
Assets
Investment securities, at value (cost of $413,067,437)	$458,837,419
Foreign currency holdings, at value (cost of $42,354)	41,422
Receivable for capital shares sold	1,445,719
Dividends and interest receivable	42,599
460,367,159

Liabilities
Payable for capital shares redeemed	164,250
Accrued management fees	531,742
Distribution and service fees payable	8,246
704,238

Net Assets	$459,662,921

Net Assets Consist of:
Capital (par value and paid-in surplus)	$475,116,643
Undistributed net investment income	762,888
Accumulated net realized loss	(61,969,415)
Net unrealized appreciation	45,752,805
$459,662,921

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$399,694,124	49,332,594	$8.10
Institutional Class, $0.01 Par Value	$4,797,327	577,053	$8.31
A Class, $0.01 Par Value	$25,632,430	3,279,353	$7.82*
C Class, $0.01 Par Value	$3,149,060	432,705	$7.28
R Class, $0.01 Par Value	$1,424,925	180,279	$7.90
R6 Class, $0.01 Par Value	$24,965,055	2,998,115	$8.33
*Maximum offering price $8.30 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $877,628)	$7,608,187
Interest	2,450
7,610,637

Expenses:
Management fees	7,280,948
Distribution and service fees:
A Class	40,201
C Class	32,323
R Class	7,796
Directors' fees and expenses	15,439
Other expenses	6,297
7,383,004
Fees waived	(1,097,581)
6,285,423

Net investment income (loss)	1,325,214

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,617,009)
Foreign currency transactions	(558,438)
(3,175,447)

Change in net unrealized appreciation (depreciation) on:
Investments	(44,671,453)
Translation of assets and liabilities in foreign currencies	(5,799)
(44,677,252)

Net realized and unrealized gain (loss)	(47,852,699)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(46,527,485)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2015 AND NOVEMBER 30, 2014
Increase (Decrease) in Net Assets	November 30, 2015	November 30, 2014
Operations
Net investment income (loss)	$1,325,214	$1,313,691
Net realized gain (loss)	(3,175,447)	37,996,250
Change in net unrealized appreciation (depreciation)	(44,677,252)	(31,478,024)
Net increase (decrease) in net assets resulting from operations	(46,527,485)	7,831,917

Distributions to Shareholders
From net investment income:
Investor Class	(277,848)	(1,395,788)
Institutional Class	(40,979)	(127,266)
A Class	—	(30,576)
C Class	—	(2,582)
R Class	—	(2,497)
R6 Class	(59,777)	(117)
Decrease in net assets from distributions	(378,604)	(1,558,826)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	67,583,843	(37,366,838)

Redemption Fees
Increase in net assets from redemption fees	34,209	13,217

Net increase (decrease) in net assets	20,711,963	(31,080,530)

Net Assets
Beginning of period	438,950,958	470,031,488
End of period	$459,662,921	$438,950,958

Undistributed net investment income	$762,888	$354,510

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2015

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited

17

to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

18

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 31% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.250% to 1.850% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 1.050% to 1.650% for the Institutional Class and 0.900% to 1.500% for the R6 Class. During the year ended November 30, 2015, the investment advisor voluntarily agreed to waive 0.250% of the fund's management fee. The investment advisor expects this waiver to continue until March 31, 2016 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended November 30, 2015 was $969,877, $18,960, $40,201, $8,080, $3,898 and $56,565 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee before waiver for each class for the year ended November 30, 2015 was 1.68% for the Investor Class, A Class, C Class and R Class, 1.48% for the Institutional Class and 1.33% for the R6 Class. The effective annual management fee after waiver for each class for the year ended November 30, 2015 was 1.43% for the Investor Class, A Class, C Class and R Class, 1.23% for the Institutional Class and 1.08% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2015 were $313,858,299 and $248,403,673, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2015		Year ended November 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	13,659,639	$116,335,445	6,046,004	$53,257,554
Issued in reinvestment of distributions	31,378	272,985	163,232	1,369,513
Redeemed	(8,051,549)	(69,730,913)	(10,001,738)	(88,028,807)
	5,639,468	46,877,517	(3,792,502)	(33,401,740)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	493,583	4,194,048	502,581	4,463,970
Issued in reinvestment of distributions	4,598	40,966	14,812	127,234
Redeemed	(1,685,794)	(15,221,632)	(2,323,383)	(21,877,486)
	(1,187,613)	(10,986,618)	(1,805,990)	(17,286,282)
A Class/Shares Authorized	30,000,000		40,000,000
Sold	3,008,091	25,809,533	800,095	6,886,332
Issued in reinvestment of distributions	—	—	3,655	29,682
Redeemed	(795,069)	(6,632,037)	(1,084,971)	(9,426,423)
	2,213,022	19,177,496	(281,221)	(2,510,409)
C Class/Shares Authorized	30,000,000		5,000,000
Sold	197,372	1,638,348	56,096	451,926
Issued in reinvestment of distributions	—	—	322	2,462
Redeemed	(148,454)	(1,145,309)	(113,862)	(900,439)
	48,918	493,039	(57,444)	(446,051)
R Class/Shares Authorized	25,000,000		10,000,000
Sold	84,391	708,493	86,235	740,864
Issued in reinvestment of distributions	—	—	303	2,497
Redeemed	(98,265)	(839,815)	(22,314)	(189,885)
	(13,874)	(131,322)	64,224	553,476
R6 Class/Shares Authorized	30,000,000		50,000,000
Sold	1,902,631	17,049,003	1,702,690	16,329,589
Issued in reinvestment of distributions	6,701	59,777	14	117
Redeemed	(551,800)	(4,955,049)	(65,076)	(605,538)
	1,357,532	12,153,731	1,637,628	15,724,168
Net increase (decrease)	8,057,453	$67,583,843	(4,235,305)	$(37,366,838)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds,

20

credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$4,695,207	$14,822,845	—
China	12,400,848	105,834,869	—
India	4,004,473	23,482,002	—
Mexico	9,199,433	19,922,472	—
Peru	5,714,980	—	—
Other Countries	—	237,570,010	—
Exchange-Traded Funds	8,087,643	—	—
Temporary Cash Investments	1,637,965	11,464,672	—
	$45,740,549	$413,096,870	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$378,604	$1,558,826
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of November 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$413,381,097
Gross tax appreciation of investments	$78,746,141
Gross tax depreciation of investments	(33,289,819)
Net tax appreciation (depreciation) of investments	45,456,322
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(17,177)
Net tax appreciation (depreciation)	$45,439,145
Undistributed ordinary income	$762,888
Accumulated short-term capital losses	$(60,876,446)
Post-October capital loss deferral	$(779,309)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(57,815,598) expire in 2017 and the remaining losses are unlimited.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$9.00	0.03	(0.92)	(0.89)	(0.01)	$8.10	(9.93)%	1.43%	1.68%	0.30%	0.05%	58%	$399,694
2014	$8.87	0.03	0.13	0.16	(0.03)	$9.00	1.84%	1.45%	1.70%	0.29%	0.04%	74%	$393,357
2013	$8.36	0.01	0.53	0.54	(0.03)	$8.87	6.48%	1.63%	1.72%	0.17%	0.08%	68%	$421,274
2012	$7.38	0.02	0.96	0.98	—	$8.36	13.28%	1.74%	1.74%	0.29%	0.29%	85%	$452,331
2011	$8.46	0.01	(1.09)	(1.08)	—	$7.38	(12.77)%	1.71%	1.71%	0.17%	0.17%	71%	$435,079
Institutional Class
2015	$9.24	0.02	(0.93)	(0.91)	(0.02)	$8.31	(9.83)%	1.23%	1.48%	0.50%	0.25%	58%	$4,797
2014	$9.09	0.05	0.14	0.19	(0.04)	$9.24	2.07%	1.25%	1.50%	0.49%	0.24%	74%	$16,300
2013	$8.56	0.03	0.55	0.58	(0.05)	$9.09	6.77%	1.43%	1.52%	0.37%	0.28%	68%	$32,452
2012	$7.56	0.04	0.97	1.01	(0.01)	$8.56	13.43%	1.54%	1.54%	0.49%	0.49%	85%	$28,536
2011	$8.65	0.03	(1.12)	(1.09)	—	$7.56	(12.60)%	1.51%	1.51%	0.37%	0.37%	71%	$29,695
A Class
2015	$8.70	0.01	(0.89)	(0.88)	—	$7.82	(10.11)%	1.68%	1.93%	0.05%	(0.20)%	58%	$25,632
2014	$8.59	0.01	0.12	0.13	(0.02)	$8.70	1.59%	1.70%	1.95%	0.04%	(0.21)%	74%	$9,278
2013	$8.09	(0.01)	0.52	0.51	(0.01)	$8.59	6.30%	1.88%	1.97%	(0.08)%	(0.17)%	68%	$11,575
2012	$7.16	—(3)	0.93	0.93	—	$8.09	12.99%	1.99%	1.99%	0.04%	0.04%	85%	$13,745
2011	$8.23	(0.01)	(1.06)	(1.07)	—	$7.16	(13.00)%	1.96%	1.96%	(0.08)%	(0.08)%	71%	$15,339

23

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$8.15	(0.05)	(0.82)	(0.87)	—	$7.28	(10.67)%	2.43%	2.68%	(0.70)%	(0.95)%	58%	$3,149
2014	$8.09	(0.06)	0.13	0.07	(0.01)	$8.15	0.82%	2.45%	2.70%	(0.71)%	(0.96)%	74%	$3,129
2013	$7.67	(0.06)	0.48	0.42	—	$8.09	5.48%	2.63%	2.72%	(0.83)%	(0.92)%	68%	$3,571
2012	$6.84	(0.05)	0.88	0.83	—	$7.67	12.13%	2.74%	2.74%	(0.71)%	(0.71)%	85%	$3,376
2011	$7.93	(0.07)	(1.02)	(1.09)	—	$6.84	(13.75)%	2.71%	2.71%	(0.83)%	(0.83)%	71%	$3,896
R Class
2015	$8.82	(0.02)	(0.90)	(0.92)	—	$7.90	(10.43)%	1.93%	2.18%	(0.20)%	(0.45)%	58%	$1,425
2014	$8.72	(0.02)	0.14	0.12	(0.02)	$8.82	1.38%	1.95%	2.20%	(0.21)%	(0.46)%	74%	$1,712
2013	$8.23	(0.02)	0.51	0.49	—	$8.72	5.95%	2.13%	2.22%	(0.33)%	(0.42)%	68%	$1,133
2012	$7.30	(0.02)	0.95	0.93	—	$8.23	12.74%	2.24%	2.24%	(0.21)%	(0.21)%	85%	$824
2011	$8.42	(0.03)	(1.09)	(1.12)	—	$7.30	(13.30)%	2.21%	2.21%	(0.33)%	(0.33)%	71%	$631
R6 Class
2015	$9.25	0.07	(0.95)	(0.88)	(0.04)	$8.33	(9.58)%	1.08%	1.33%	0.65%	0.40%	58%	$24,965
2014	$9.09	—(3)	0.20	0.20	(0.04)	$9.25	2.23%	1.10%	1.35%	0.64%	0.39%	74%	$15,174
2013(4)	$8.46	—(3)	0.63	0.63	–	$9.09	7.45%	1.12%(5)	1.37%(5)	0.14%(5)	(0.11)%(5)	68%(6)	$27

24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fund of American Century World Mutual Funds, Inc. as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2016

26

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown(1) (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

(1) Thomas A. Brown retired as Director of the Board effective December 31, 2015.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading

31

activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2015.

For the fiscal year ended November 30, 2015, the fund intends to pass through to shareholders foreign source income of $8,484,052 and foreign taxes paid of $867,311, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2015 are $0.1494 and $0.0153, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87753 1601

ANNUAL REPORT	NOVEMBER 30, 2015

Global Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would soar in 2015. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered, particularly the European Central Bank, the Bank of Japan, and the People’s Bank of China. This monetary policy divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, which declined approximately 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general, especially as China’s economy slowed. In this environment, the U.S. dollar, U.S. growth stocks, and U.S. municipal bonds generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us in the coming year.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGGX	1.37%	10.19%	6.79%	8.24%	12/1/98
MSCI World Index	—	-0.72%	9.51%	5.39%	4.45%(1)	—
Institutional Class	AGGIX	1.60%	10.42%	7.00%	4.50%	8/1/00
A Class(2)	AGGRX					2/5/99
No sales charge*		1.14%	9.93%	6.52%	7.37%
With sales charge*		-4.71%	8.63%	5.89%	6.99%
C Class	AGLCX	0.40%	9.09%	5.72%	6.70%	3/1/02
R Class	AGORX	0.89%	9.64%	6.26%	6.63%	7/29/05
R6 Class	AGGDX	1.76%	—	—	9.03%	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since November 30, 1998, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2015
Investor Class — $19,287

MSCI World Index — $16,914

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.08%	0.88%	1.33%	2.08%	1.58%	0.73%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Creveling, Brent Puff, and Ted Harlan

Performance Summary

Global Growth returned 1.37%* for the 12 months ended November 30, 2015, outperforming its benchmark, the MSCI World Index, which returned -0.72%.

During a period of disappointing global growth, falling oil and commodity prices, and geo-political instability, most global indices produced declines. Notable exceptions included U.S. stocks, which managed modest advances amid economic growth that surpassed most of the rest of the world. Japanese equities also outperformed, bolstered by a weak yen that supported an exporter-led rally. Small- and mid-cap holdings generally outpaced large-cap stocks, and global growth equities again outperformed global value stocks.

Geographically, stock selection in the U.S. was a leading driver of the fund’s outperformance, while select emerging markets holdings and security selection in Switzerland and the U.K. dampened results. On a sector basis, security selection in the information technology sector drove relative results. Financials sector investments also contributed favorably to performance. Conversely, industrials sector holdings and several investments in emerging markets pressured relative gains.

Information Technology Sector Drove Relative Gains

Internet software and services providers were leading contributors to the fund’s gains in the information technology sector. Overweight positions, relative to the benchmark, in two U.S.-based holdings were key contributors to the sector’s results. Alphabet, the parent company of Google, advanced after the leader in online search announced a reorganization with plans to separate its core businesses, including search, YouTube and Android, from other ventures such as its Google X research lab, Nest, and Google Fiber. Later in the period, the company’s third-quarter financial results surpassed expectations, with growth in mobile search and YouTube the main drivers of revenue gains. Facebook was a leading driver of outperformance as the social networking site’s stock price rose to record highs on ongoing gains in mobile advertising revenues driven by rising user engagement for both its flagship brand as well as Instagram, which led to strong earnings and revenue gains.

The financials sector’s outperformance was attributed primarily to several investments in specialty real estate investment trusts (REITs). U.S.-based data-center operator Equinix, the largest contributor, gained steadily over the course of the period, driven by continued strength in tenant demand and plans to acquire U.K.-based TeleCity Group, which will create Europe’s largest data center operator.

Elsewhere, several retail holdings in the consumer discretionary sector made key contributions. U.S.-based The Home Depot benefited from the ongoing improvement in employment and the rise in U.S. home prices, which has helped to drive consumer spending on home-improvement projects. Several consecutive quarters of stronger-than-expected revenue and earnings propelled the home improvement retailer’s stock to reach record levels. An overweight position in U.S.-based Amazon.com also bolstered results. The internet retailer’s stock price steadily gained over the course of the year on rising revenues and earnings, driven in large part by the strength of its cloud computing business.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Industrials Holdings Main Detractors

Overweight positioning in a number of U.S. railway operators contributed to the industrials sector’s underperformance. U.S.-based Union Pacific and its peer Kansas City Southern were both hurt by a decline in cargo volumes. Lower natural gas prices in the U.S. led to reduced demand for utility coal shipments and the strength of the U.S. dollar served to reduce U.S. export volumes significantly. Falling energy prices likewise contributed to the underperformance of EQT, another key fund detractor. The U.S.-based natural gas producer declined on ongoing oversupply and falling natural gas prices, which has been exacerbated by unusually warm weather.

Elsewhere, Mexico-based cement manufacturer CEMEX was a leading underperformer, declining on strains of Mexico’s macroeconomic growth and the Mexican peso’s dramatic depreciation relative to the U.S. dollar. Portfolio detractors also included a portfolio-only investment in Brazil-based private education provider Kroton, which suffered amid concerns about changes to the government’s post-secondary education funding guidelines. We sold both positions from the portfolio. China-based Baidu declined after several consecutive quarters of earnings disappointments, and we sold the position on concern that the internet search provider was investing in new business initiatives, which would diminish profitability for the foreseeable future.

Outlook

Economic activity in the U.S. remains slow and steady and continues to outpace most other developed markets. We believe that divergence in monetary policy between the U.S. and much of the rest of the world is likely to continue in 2016 as the U.S. Federal Reserve (the Fed) gradually raises interest rates, whereas most central banks elsewhere maintain monetary policy easing. Investor sentiment in financial markets is likely to be driven by the timing and magnitude of Fed moves, as well as by the trajectory of global economic growth, particularly in China. We continue to adhere to our strict bottom-up stock picking process in search of companies with attractive growth potential, while remaining aware of the global macroeconomic environment. The fund remains overweight to the U.S., where we continue to find diverse opportunities in the consumer discretionary, information technology, and health care sectors. Likewise, we have been increasing the fund’s overweight in Europe, where we are able to find opportunities that fit our investment process. Additional monetary stimulus measures by the European Central Bank appear likely and should support the ongoing economic recovery in the region and be supportive to the corporate profit cycle. Meanwhile, our exposure to Japan, given the continued uneven economic recovery, remains limited. Our investments in emerging markets such as China, India, and Peru are focused on companies benefiting from the expansion of the middle class and the resultant rise in consumer spending.

On a sector basis, allocations are a residual of our bottom-up focus. The largest overweight exposure remains to consumer discretionary holdings, where we have been successful in finding companies that are likely to benefit from wage growth and improving consumer confidence. The fund is also overweight in the information technology sector as we are able to find opportunities that fit our sustainable earnings growth models. Conversely, we remain underweight in materials and consumer staples due to the difficulty in identifying investment opportunities that fit our sustainable earnings acceleration models in those sectors.

6

Fund Characteristics

NOVEMBER 30, 2015
Top Ten Holdings	% of net assets
Alphabet, Inc.*	3.7%
Facebook, Inc., Class A	2.6%
Adobe Systems, Inc.	2.5%
Roche Holding AG	2.4%
Home Depot, Inc. (The)	2.4%
Cognizant Technology Solutions Corp., Class A	2.1%
Amazon.com, Inc.	2.0%
Liberty Global plc*	2.0%
AIA Group Ltd.	1.9%
Becton Dickinson and Co.	1.7%
*Includes all classes of the issuer.

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	61.4%
Foreign Common Stocks	38.2%
Total Common Stocks	99.6%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	(0.1)%

Investments by Country	% of net assets
United States	61.4%
United Kingdom	9.1%
France	5.2%
Japan	3.5%
Switzerland	3.4%
Germany	3.0%
Hong Kong	2.3%
Italy	2.3%
China	2.1%
Other Countries	7.3%
Cash and Equivalents**	0.4%
**Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expenses Paid During Period(1)6/1/15 - 11/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$982.80	$5.37	1.08%
Institutional Class	$1,000	$983.90	$4.38	0.88%
A Class	$1,000	$981.60	$6.61	1.33%
C Class	$1,000	$977.90	$10.31	2.08%
R Class	$1,000	$980.70	$7.85	1.58%
R6 Class	$1,000	$984.70	$3.63	0.73%
Hypothetical
Investor Class	$1,000	$1,019.65	$5.47	1.08%
Institutional Class	$1,000	$1,020.66	$4.46	0.88%
A Class	$1,000	$1,018.40	$6.73	1.33%
C Class	$1,000	$1,014.64	$10.50	2.08%
R Class	$1,000	$1,017.15	$7.99	1.58%
R6 Class	$1,000	$1,021.41	$3.70	0.73%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2015

	Shares	Value
COMMON STOCKS — 99.6%
Austria — 1.0%
Erste Group Bank AG(1)	187,890	$5,764,879
Belgium — 0.7%
UCB SA	41,870	3,738,974
China — 2.1%
Alibaba Group Holding Ltd. ADR(1)	44,190	3,715,495
Tencent Holdings Ltd.	392,300	7,807,091
		11,522,586
Denmark — 1.9%
GN Store Nord A/S	164,299	3,013,252
Pandora A/S	64,106	7,598,972
		10,612,224
France — 5.2%
Accor SA	185,556	7,830,203
Carrefour SA	240,450	7,413,102
Peugeot SA(1)	161,150	2,879,147
Total SA	117,214	5,820,594
Valeo SA	31,560	4,886,667
		28,829,713
Germany — 3.0%
Fresenius Medical Care AG & Co. KGaA	93,243	7,703,941
Symrise AG	50,250	3,401,049
Wirecard AG	114,040	5,586,469
		16,691,459
Hong Kong — 2.3%
AIA Group Ltd.	1,744,200	10,415,552
Hang Seng Bank Ltd.	127,400	2,308,611
		12,724,163
India — 1.8%
HDFC Bank Ltd.	265,500	5,101,679
Maruti Suzuki India Ltd.	70,190	4,851,223
		9,952,902
Italy — 2.3%
Intesa Sanpaolo SpA	2,593,640	8,900,525
Mediaset SpA	815,640	3,586,663
		12,487,188
Japan — 3.5%
Keyence Corp.	9,100	4,932,185
Nidec Corp.	83,600	6,463,889
ORIX Corp.	300,800	4,340,952
Unicharm Corp.	186,600	3,935,123
		19,672,149

10

	Shares	Value
Peru — 0.5%
Credicorp Ltd.	25,234	$2,664,963
Portugal — 0.4%
Jeronimo Martins SGPS SA	153,100	2,124,688
Sweden — 1.0%
Skandinaviska Enskilda Banken AB, A Shares	511,430	5,438,686
Switzerland — 3.4%
Adecco SA	74,522	5,099,236
Roche Holding AG	50,311	13,472,013
		18,571,249
United Kingdom — 9.1%
Admiral Group plc	180,290	4,401,576
Ashtead Group plc	166,568	2,747,003
Capita plc	304,043	5,824,728
Liberty Global plc(1)	132,470	5,431,270
Liberty Global plc, Class A(1)	131,270	5,567,161
Prudential plc	230,270	5,339,131
Royal Bank of Scotland Group plc(1)	1,543,268	7,028,726
Shire plc	127,980	8,955,190
Whitbread plc	77,430	5,303,752
		50,598,537
United States — 61.4%
Adobe Systems, Inc.(1)	150,970	13,807,716
Alexion Pharmaceuticals, Inc.(1)	27,294	4,870,341
Alliance Data Systems Corp.(1)	13,162	3,775,520
Alphabet, Inc., Class A(1)	12,205	9,310,584
Alphabet, Inc., Class C(1)	14,934	11,089,988
Amazon.com, Inc.(1)	16,660	11,075,568
American Tower Corp.	90,710	9,014,760
Becton Dickinson and Co.	64,150	9,638,538
Boston Scientific Corp.(1)	228,780	4,182,098
Bristol-Myers Squibb Co.	120,310	8,061,973
Celgene Corp.(1)	81,728	8,945,130
Cerner Corp.(1)	103,116	6,145,714
Charles Schwab Corp. (The)	152,764	5,149,675
Chipotle Mexican Grill, Inc.(1)	4,300	2,492,065
Cognizant Technology Solutions Corp., Class A(1)	182,190	11,765,830
Continental Resources, Inc.(1)	92,678	3,364,211
Costco Wholesale Corp.	41,177	6,646,791
Delphi Automotive plc	19,710	1,732,115
Dollar Tree, Inc.(1)	26,730	2,017,046
EOG Resources, Inc.	99,680	8,316,302
EQT Corp.	91,540	5,237,919
Equinix, Inc.	25,976	7,701,884
Estee Lauder Cos., Inc. (The), Class A	76,835	6,463,360
Facebook, Inc., Class A(1)	138,111	14,396,691
FedEx Corp.	32,501	5,152,709

11

	Shares	Value
Fortune Brands Home & Security, Inc.	157,423	$8,653,542
Harman International Industries, Inc.	90,214	9,306,476
HD Supply Holdings, Inc.(1)	97,230	3,075,385
Home Depot, Inc. (The)	99,964	13,383,180
Ingersoll-Rand plc	122,660	7,196,462
Interactive Brokers Group, Inc., Class A	53,310	2,311,522
Intercontinental Exchange, Inc.	27,975	7,269,024
Kansas City Southern	60,958	5,542,301
LendingClub Corp.(1)	284,610	3,421,012
MarketAxess Holdings, Inc.	3,670	391,883
MasterCard, Inc., Class A	81,190	7,950,125
MGIC Investment Corp.(1)	525,424	5,012,545
Mondelez International, Inc., Class A	130,540	5,699,376
Owens Corning	103,488	4,847,378
Public Storage	26,320	6,318,379
Schlumberger Ltd.	60,114	4,637,795
Signet Jewelers Ltd.	54,950	7,219,881
Sirius XM Holdings, Inc.(1)	1,331,250	5,471,438
Skechers U.S.A., Inc., Class A(1)	71,010	2,144,502
SolarCity Corp.(1)	58,250	1,675,270
Tractor Supply Co.	80,373	7,181,328
Ulta Salon Cosmetics & Fragrance, Inc.(1)	44,520	7,434,840
Union Pacific Corp.	92,292	7,747,913
Vertex Pharmaceuticals, Inc.(1)	31,521	4,077,557
Visa, Inc., Class A	109,432	8,646,222
WhiteWave Foods Co. (The), Class A(1)	126,699	5,147,780
Zions Bancorp	250,552	7,506,538
		339,624,182
TOTAL COMMON STOCKS (Cost $417,131,767)		551,018,542
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.625%, 8/31/17, valued at $959,557), in a joint trading account at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $941,003)		941,003
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $1,602,994), at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $1,568,000)		1,568,000
State Street Institutional Liquid Reserves Fund, Premier Class	369,796	369,796
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,878,799)		2,878,799
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $420,010,566)		553,897,341
OTHER ASSETS AND LIABILITIES — (0.1)%		(468,770)
TOTAL NET ASSETS — 100.0%		$553,428,571

12

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	21.3%
Financials	20.9%
Information Technology	18.6%
Health Care	15.0%
Industrials	11.5%
Consumer Staples	6.7%
Energy	5.0%
Materials	0.6%
Cash and Equivalents*	0.4%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2015
Assets
Investment securities, at value (cost of $420,010,566)	$553,897,341
Foreign currency holdings, at value (cost of $143,300)	136,714
Receivable for investments sold	2,382,249
Receivable for capital shares sold	180,185
Dividends and interest receivable	599,272
Other assets	16,486
557,212,247

Liabilities
Payable for investments purchased	2,472,734
Payable for capital shares redeemed	809,929
Accrued management fees	482,017
Distribution and service fees payable	18,996
3,783,676

Net Assets	$553,428,571

Net Assets Consist of:
Capital (par value and paid-in surplus)	$386,792,079
Distributions in excess of net investment income	(2,134,173)
Undistributed net realized gain	34,897,687
Net unrealized appreciation	133,872,978
$553,428,571

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$443,914,720	36,972,449	$12.01
Institutional Class, $0.01 Par Value	$33,211,292	2,725,534	$12.19
A Class, $0.01 Par Value	$45,854,956	3,900,747	$11.76*
C Class, $0.01 Par Value	$8,520,080	801,712	$10.63
R Class, $0.01 Par Value	$6,040,121	517,781	$11.67
R6 Class, $0.01 Par Value	$15,887,402	1,299,517	$12.23
*Maximum offering price $12.48 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $293,731)	$6,505,719
Interest	1,313
6,507,032

Expenses:
Management fees	6,084,444
Distribution and service fees:
A Class	128,201
C Class	79,308
R Class	29,094
Directors' fees and expenses	20,661
Other expenses	9,631
6,351,339

Net investment income (loss)	155,693

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	39,118,703
Foreign currency transactions	(50,300)
39,068,403

Change in net unrealized appreciation (depreciation) on:
Investments	(30,739,591)
Translation of assets and liabilities in foreign currencies	(21,699)
(30,761,290)

Net realized and unrealized gain (loss)	8,307,113

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,462,806

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2015 AND NOVEMBER 30, 2014
Increase (Decrease) in Net Assets	November 30, 2015	November 30, 2014
Operations
Net investment income (loss)	$155,693	$153,777
Net realized gain (loss)	39,068,403	51,896,007
Change in net unrealized appreciation (depreciation)	(30,761,290)	(8,620,122)
Net increase (decrease) in net assets resulting from operations	8,462,806	43,429,662

Distributions to Shareholders
From net investment income:
Investor Class	—	(2,865,018)
Institutional Class	—	(560,772)
A Class	—	(302,173)
C Class	—	(24,440)
R Class	—	(23,517)
R6 Class	—	(209)
From net realized gains:
Investor Class	(37,785,567)	(9,757,039)
Institutional Class	(6,379,960)	(1,784,697)
A Class	(4,516,949)	(1,171,760)
C Class	(670,176)	(140,516)
R Class	(478,017)	(100,231)
R6 Class	(1,376,962)	(620)
Decrease in net assets from distributions	(51,207,631)	(16,730,992)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(29,475,736)	18,873,715

Redemption Fees
Increase in net assets from redemption fees	9,942	15,930

Net increase (decrease) in net assets	(72,210,619)	45,588,315

Net Assets
Beginning of period	625,639,190	580,050,875
End of period	$553,428,571	$625,639,190

Distributions in excess of net investment income	$(2,134,173)	$(2,780,335)
See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2015

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.050% to 1.300% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.850% to 1.100% for the Institutional Class and 0.700% to 0.950% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2015 was 1.07% for the Investor Class, A Class, C Class and R Class, 0.87% for the Institutional Class and 0.72% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2015 were $289,130,525 and $366,330,127, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2015		Year ended November 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	310,000,000		200,000,000
Sold	3,089,165	$37,049,796	3,938,235	$48,885,183
Issued in reinvestment of distributions	3,197,823	36,927,269	1,019,394	12,336,801
Redeemed	(5,095,303)	(61,226,074)	(4,485,388)	(55,928,846)
	1,191,685	12,750,991	472,241	5,293,138
Institutional Class/Shares Authorized	40,000,000		35,000,000
Sold	344,330	4,207,103	1,303,256	16,573,202
Issued in reinvestment of distributions	511,275	5,962,760	191,773	2,345,469
Redeemed	(4,150,252)	(51,025,377)	(1,942,389)	(24,606,149)
	(3,294,647)	(40,855,514)	(447,360)	(5,687,478)
A Class/Shares Authorized	40,000,000		35,000,000
Sold	1,031,144	12,115,263	1,276,731	15,619,984
Issued in reinvestment of distributions	392,995	4,454,209	122,631	1,460,436
Redeemed	(1,776,564)	(20,780,515)	(1,351,849)	(16,591,233)
	(352,425)	(4,211,043)	47,513	489,187
C Class/Shares Authorized	30,000,000		10,000,000
Sold	265,307	2,849,458	196,729	2,219,689
Issued in reinvestment of distributions	44,246	457,296	11,449	125,535
Redeemed	(127,055)	(1,364,173)	(85,886)	(964,322)
	182,498	1,942,581	122,292	1,380,902
R Class/Shares Authorized	30,000,000		5,000,000
Sold	196,169	2,307,770	158,047	1,930,221
Issued in reinvestment of distributions	42,408	478,017	10,431	123,748
Redeemed	(165,733)	(1,933,558)	(92,275)	(1,129,865)
	72,844	852,229	76,203	924,104
R6 Class/Shares Authorized	30,000,000		50,000,000
Sold	225,533	2,791,939	1,337,765	17,030,076
Issued in reinvestment of distributions	117,575	1,376,962	67	829
Redeemed	(339,633)	(4,123,881)	(44,018)	(557,043)
	3,475	45,020	1,293,814	16,473,862
Net increase (decrease)	(2,196,570)	$(29,475,736)	1,564,703	$18,873,715

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Austria	—	$5,764,879	—
Belgium	—	3,738,974	—
China	$3,715,495	7,807,091	—
Denmark	—	10,612,224	—
France	—	28,829,713	—
Germany	—	16,691,459	—
Hong Kong	—	12,724,163	—
India	—	9,952,902	—
Italy	—	12,487,188	—
Japan	—	19,672,149	—
Portugal	—	2,124,688	—
Sweden	—	5,438,686	—
Switzerland	—	18,571,249	—
United Kingdom	10,998,431	39,600,106	—
Other Countries	342,289,145	—	—
Temporary Cash Investments	369,796	2,509,003	—
	$357,372,867	$196,524,474	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

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8. Federal Tax Information

On December 22, 2015, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 21, 2015 of $0.7736 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class.

On December 22, 2015, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 21, 2015:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.0130	$0.0362	—	—	—	$0.0537

The tax character of distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	—	$3,771,929
Long-term capital gains	$51,207,631	$12,959,063

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$423,317,031
Gross tax appreciation of investments	$145,465,380
Gross tax depreciation of investments	(14,885,070)
Net tax appreciation (depreciation) of investments	130,580,310
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(13,797)
Net tax appreciation (depreciation)	$130,566,513
Undistributed ordinary income	$542,472
Accumulated long-term gains	$35,527,507

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$12.94	—(3)	0.12	0.12	—	(1.05)	(1.05)	$12.01	1.37%	1.08%	0.04%	50%	$443,915
2014	$12.39	—(3)	0.91	0.91	(0.08)	(0.28)	(0.36)	$12.94	7.53%	1.08%	0.03%	46%	$462,889
2013	$9.63	0.01	2.79	2.80	(0.04)	—	(0.04)	$12.39	29.15%	1.09%	0.11%	64%	$437,599
2012	$8.52	0.03	1.11	1.14	(0.03)	—	(0.03)	$9.63	13.37%	1.10%	0.28%	54%	$373,887
2011	$8.41	0.03	0.13	0.16	(0.05)	—	(0.05)	$8.52	1.82%	1.11%	0.28%	53%	$322,672
Institutional Class
2015	$13.09	0.03	0.12	0.15	—	(1.05)	(1.05)	$12.19	1.60%	0.88%	0.24%	50%	$33,211
2014	$12.52	0.03	0.91	0.94	(0.09)	(0.28)	(0.37)	$13.09	7.68%	0.88%	0.23%	46%	$78,802
2013	$9.73	0.03	2.82	2.85	(0.06)	—	(0.06)	$12.52	29.42%	0.89%	0.31%	64%	$80,968
2012	$8.60	0.05	1.13	1.18	(0.05)	—	(0.05)	$9.73	13.71%	0.90%	0.48%	54%	$47,203
2011	$8.49	0.04	0.13	0.17	(0.06)	—	(0.06)	$8.60	2.00%	0.91%	0.48%	53%	$35,991
A Class
2015	$12.72	(0.02)	0.11	0.09	—	(1.05)	(1.05)	$11.76	1.14%	1.33%	(0.21)%	50%	$45,855
2014	$12.21	(0.03)	0.89	0.86	(0.07)	(0.28)	(0.35)	$12.72	7.23%	1.33%	(0.22)%	46%	$54,091
2013	$9.49	(0.02)	2.75	2.73	(0.01)	—	(0.01)	$12.21	28.83%	1.34%	(0.14)%	64%	$51,351
2012	$8.39	—(3)	1.10	1.10	—(3)	—	—(3)	$9.49	13.16%	1.35%	0.03%	54%	$33,938
2011	$8.28	—(3)	0.13	0.13	(0.02)	—	(0.02)	$8.39	1.58%	1.36%	0.03%	53%	$26,908

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$11.68	(0.10)	0.10	—(3)	—	(1.05)	(1.05)	$10.63	0.40%	2.08%	(0.96)%	50%	$8,520
2014	$11.30	(0.11)	0.81	0.70	(0.04)	(0.28)	(0.32)	$11.68	6.39%	2.08%	(0.97)%	46%	$7,234
2013	$8.84	(0.09)	2.55	2.46	—	—	—	$11.30	27.97%	2.09%	(0.89)%	64%	$5,615
2012	$7.87	(0.06)	1.03	0.97	—	—	—	$8.84	12.20%	2.10%	(0.72)%	54%	$4,098
2011	$7.81	(0.06)	0.12	0.06	—	—	—	$7.87	0.77%	2.11%	(0.72)%	53%	$3,557
R Class
2015	$12.66	(0.05)	0.11	0.06	—	(1.05)	(1.05)	$11.67	0.89%	1.58%	(0.46)%	50%	$6,040
2014	$12.18	(0.06)	0.88	0.82	(0.06)	(0.28)	(0.34)	$12.66	7.00%	1.58%	(0.47)%	46%	$5,632
2013	$9.47	(0.04)	2.75	2.71	—	—	—	$12.18	28.51%	1.59%	(0.39)%	64%	$4,489
2012	$8.39	(0.02)	1.10	1.08	—	—	—	$9.47	12.87%	1.60%	(0.22)%	54%	$1,587
2011	$8.29	(0.02)	0.12	0.10	—	—	—	$8.39	1.21%	1.61%	(0.22)%	53%	$636
R6 Class
2015	$13.11	0.05	0.12	0.17	—	(1.05)	(1.05)	$12.23	1.76%	0.73%	0.39%	50%	$15,887
2014	$12.53	0.02	0.93	0.95	(0.09)	(0.28)	(0.37)	$13.11	7.80%	0.73%	0.38%	46%	$16,992
2013(4)	$11.22	—(3)	1.31	1.31	—	—	—	$12.53	11.68%	0.74%(5)	0.00%(5)(6)	64%(7)	$28

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Ratio was less than 0.005%.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2016

26

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown(1) (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

(1) Thomas A. Brown retired as Director of the Board effective December 31, 2015.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain

31

effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $54,473,748, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2015.

The fund utilized earnings and profits of $3,315,981 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87751 1601

ANNUAL REPORT	NOVEMBER 30, 2015

International Discovery Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would soar in 2015. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered, particularly the European Central Bank, the Bank of Japan, and the People’s Bank of China. This monetary policy divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, which declined approximately 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general, especially as China’s economy slowed. In this environment, the U.S. dollar, U.S. growth stocks, and U.S. municipal bonds generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us in the coming year.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEGX	4.61%	6.06%	5.59%	10.45%	4/1/94
MSCI ACWI ex-U.S. Mid Cap Growth Index	—	1.80%	4.39%	4.11%	N/A(1)	—
Institutional Class	TIDIX	4.84%	6.26%	5.79%	9.24%	1/2/98
A Class(2)	ACIDX					4/28/98
No sales charge*		4.32%	5.79%	5.33%	7.64%
With sales charge*		-1.65%	4.55%	4.71%	7.28%
C Class	TWECX	3.58%	5.03%	—	7.01%	3/1/10
R Class	TWERX	4.09%	5.54%	—	7.54%	3/1/10
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available June 1994.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2015
Investor Class — $17,228

MSCI ACWI ex-U.S. Mid Cap Growth Index — $14,969

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.70%	1.50%	1.95%	2.70%	2.20%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Brady and Pratik Patel

Performance Summary

International Discovery advanced 4.61%* for the 12 months ended November 30, 2015. The portfolio’s benchmark, the MSCI ACWI ex-U.S. Mid Cap Growth Index, advanced 1.80% for the same period.

Non-U.S. stocks generally posted modest gains in local currency terms during the 12-month period, but the ongoing relative strength of the U.S. dollar reduced returns for U.S.-based investors. Throughout the period, global divergence of economic growth and central bank policy remained a prominent theme. As the U.S. continued to set itself apart from the rest of the developed world, with better relative economic growth and fewer central bank stimulus efforts in play, the U.S. dollar gained strength versus other currencies, where central bank stimulus plans remained in full force.

Stock performance during the period was choppy. Early on, non-U.S. stocks rallied and outpaced U.S. stocks, as investors largely overlooked sluggish growth data, geopolitical concerns, and continued weakness among commodity prices to focus instead on supportive central bank policies from the European Central Bank (ECB) and Bank of Japan. But those positive influences quickly faded, as renewed concerns about growth, commodities prices, a strong U.S. dollar, and a potential rate hike from the U.S. Federal Reserve (Fed) worried investors. Furthermore, in late July, Greece defaulted on its debt payment to the International Monetary Fund, sparking a sharp sell-off among global stocks. The sell-off intensified in the third quarter of 2015, as evidence emerged that China’s economy was cooling more than previously believed. In addition, oil and commodities prices dropped to new lows, due in part to falling demand from China. Anxiety about U.S. interest rate policy also remained a key theme, which persisted even after the Fed decided in September 2015 to leave rates unchanged due to concerns about the state of the global economy. Stocks rallied again in October, after the ECB pledged to take additional steps to jump-start the region’s lackluster economy and China’s central bank cut interest rates for the sixth time in 12 months, but they tumbled to close out the period in November.

Overall, developed market stocks outpaced their emerging market counterparts, and small- and mid-cap stocks outperformed large-cap stocks. Among non-U.S. small- and mid-cap stocks, growth stocks significantly outperformed value stocks. Within the fund, stock selection primarily accounted for the outperformance versus the benchmark, particularly within the consumer discretionary, industrials, and health care sectors. Overweight positions relative to the benchmark in the consumer discretionary and health care sectors also aided results. From a regional perspective, positioning in Denmark, the U.K., and Japan contributed to the fund’s relative performance.

Drug Company Was a Top Contributor

A portfolio-only position in Ono Pharmaceutical was among the largest contributors to performance. The Japan-based pharmaceutical company posted strong results based on its cancer-fighting antibody treatment developed jointly with Bristol-Myers Squibb.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In addition, an overweight position in Peugeot, a France-based automobile manufacturer, was a top contributor. The company’s stock advanced early in the period on first-quarter 2015 revenue gains. Specifically, Peugeot benefited from corporate restructuring and a narrowing of the company’s business focus to more profitable automobile lines. Later in the period, weakness in China triggered a slowdown in the global automobile industry, and we exited the position.

An overweight position in Hanssem also was a main contributor to fund performance. The South Korea-based maker of kitchen furnishings benefited from improving sales growth and market share expansion in the furniture industry. In addition, stronger apartment transaction volume growth in South Korea and the company’s entry into new product lines supported stock gains. We took profits and exited the position.

Canada-based Health Care Company Detracted

Stock selection in the information technology and utilities sectors detracted from relative performance. In addition, an overweight position in the information technology sector also weighed on results. Regionally, stock selection in Canada, Israel, and Taiwan, along with an overweight position in Taiwan, detracted from performance.

A portfolio-only position in Concordia Healthcare, a Canada-based specialty pharmaceuticals company, was among the fund’s leading detractors. The company’s stock price declined along with shares of other pharmaceuticals companies due to U.S. political wrangling regarding prescription drug prices, which triggered “panic selling.” Nevertheless, we believe the sell-off was unwarranted, particularly because Concordia expects to derive less than 10% of its revenues from U.S. government reimbursements in 2016. We believe acquisitions and solid cost controls should continue to drive Concordia’s earnings growth.

In addition, a portfolio-only position in Caesarstone, an Israel-based manufacturer of kitchen materials and countertops, was a main detractor. Delays in production facilities and lack of pricing power in the U.S. and Australia drove down the stock price, and we exited the position.

A portfolio-only position in Germany-based MorphoSys, a biotechnology company, also was a main detractor for the period. One of the company’s key competitors announced strong test results for a competing drug, causing investors to lower their expectations for MorphoSys. We exited the position.

Outlook

We will continue to focus on companies we believe demonstrate improving, sustainable earnings growth, particularly those in the consumer, asset management, and real estate industries. We expect select companies in these industries to benefit from weak energy and commodity prices, a strong U.S. dollar, and ongoing central bank accommodations (especially in Europe and Japan). In Europe, unemployment levels are lower, and expansion in money supply and credit growth suggest ECB policies are gaining traction. We expect any additional quantitative easing (QE) to support Europe’s recovery at the macroeconomic and company levels, but growth may remain modest. A weaker euro should continue to act as a tailwind, helping European manufacturers and exporters by making their goods more competitive in foreign markets. Similarly, QE has weakened the yen, and Japan-based manufacturers and exporters have benefited, though certain domestically focused sectors of the economy remain challenged. We continue to underweight emerging markets, but we have increased the fund’s China exposure due to stabilizing economic data and central bank stimulus measures there.

6

Fund Characteristics

NOVEMBER 30, 2015
Top Ten Holdings	% of net assets
Pandora A/S	3.3%
Qantas Airways Ltd.	2.8%
Ono Pharmaceutical Co. Ltd.	2.4%
Element Financial Corp.	2.2%
DSV A/S	2.0%
Thales SA	2.0%
Zalando SE	2.0%
DCC plc	2.0%
Genmab A/S	1.7%
MEIJI Holdings Co. Ltd.	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
Japan	21.8%
United Kingdom	11.1%
Germany	9.0%
France	8.2%
Denmark	7.5%
Canada	7.3%
Australia	6.7%
China	4.1%
Spain	3.9%
Switzerland	3.6%
South Korea	3.3%
Other Countries	13.1%
Cash and Equivalents**	0.4%
**Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expenses Paid During Period(1)6/1/15 - 11/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$944.30	$7.85	1.61%
Institutional Class	$1,000	$945.00	$6.87	1.41%
A Class	$1,000	$942.90	$9.06	1.86%
C Class	$1,000	$939.60	$12.69	2.61%
R Class	$1,000	$942.20	$10.27	2.11%
Hypothetical
Investor Class	$1,000	$1,017.00	$8.14	1.61%
Institutional Class	$1,000	$1,018.00	$7.13	1.41%
A Class	$1,000	$1,015.74	$9.40	1.86%
C Class	$1,000	$1,011.98	$13.16	2.61%
R Class	$1,000	$1,014.49	$10.66	2.11%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2015

	Shares	Value
COMMON STOCKS — 99.6%
Australia — 6.7%
Aristocrat Leisure Ltd.	997,820	$6,848,208
Qantas Airways Ltd.	5,809,261	15,292,580
Star Entertainment Grp Ltd. (The)	1,595,980	5,563,307
Sydney Airport	760,360	3,629,291
Treasury Wine Estates Ltd.	854,750	4,679,436
		36,012,822
Austria — 1.7%
Erste Group Bank AG(1)	296,100	9,085,000
Belgium — 1.4%
UCB SA	84,850	7,577,069
Canada — 7.3%
Cineplex, Inc.	72,330	2,711,867
Concordia Healthcare Corp.	170,850	6,579,667
Dollarama, Inc.	90,690	6,064,336
Element Financial Corp.(1)	903,630	11,570,686
Gildan Activewear, Inc.	113,890	3,533,238
Lundin Mining Corp.(1)	535,110	1,462,542
PrairieSky Royalty Ltd.	103,350	1,985,044
Shopify, Inc., Class A(1)	116,980	3,081,253
Silver Wheaton Corp.	157,980	2,072,698
		39,061,331
China — 4.1%
Beijing Enterprises Water Group Ltd.	2,716,000	2,122,792
Fuyao Glass Industry Group Co. Ltd., H Shares(1)	920,800	2,071,175
Geely Automobile Holdings Ltd.	9,415,000	4,942,193
Kingdee International Software Group Co. Ltd.	3,892,000	1,882,388
KWG Property Holding Ltd.	5,058,500	3,614,403
Shenzhou International Group Holdings Ltd.	672,000	3,527,513
Xinyi Solar Holdings Ltd.	9,274,000	3,755,794
		21,916,258
Denmark — 7.5%
Chr Hansen Holding A/S	44,450	2,789,358
DSV A/S	279,490	10,869,199
Genmab A/S(1)	72,760	9,377,019
Pandora A/S	147,170	17,445,180
		40,480,756
Finland — 1.0%
Amer Sports Oyj	180,030	5,244,107
France — 8.2%
Iliad SA	31,390	7,001,152
Ingenico Group SA	38,800	4,884,450

10

	Shares	Value
Nexans SA(1)	128,160	$4,901,748
Plastic Omnium SA	121,540	3,553,831
Societe BIC SA	33,930	5,581,648
Technip SA	39,350	2,062,547
Teleperformance	62,630	5,206,390
Thales SA	145,970	10,868,205
		44,059,971
Germany — 9.0%
Drillisch AG	115,450	5,165,796
Grand City Properties SA	66,280	1,365,548
KION Group AG	81,730	4,045,582
LANXESS AG	125,330	6,382,517
ProSiebenSat.1 Media SE	144,770	7,601,948
Stroeer SE	72,050	4,281,237
Symrise AG	112,320	7,602,107
Vonovia SE	45,330	1,404,953
Zalando SE(1)	315,540	10,701,617
		48,551,305
India — 0.9%
Ashok Leyland Ltd.	1,893,030	2,686,680
Container Corp. Of India Ltd.	98,750	2,059,594
		4,746,274
Ireland — 0.9%
Smurfit Kappa Group plc	172,750	4,719,940
Italy — 1.3%
FinecoBank Banca Fineco SpA	311,420	2,431,537
Finmeccanica SpA(1)	301,880	4,372,821
		6,804,358
Japan — 21.8%
DeNA Co. Ltd.	117,100	1,843,540
Financial Products Group Co. Ltd.	313,900	2,144,516
Gulliver International Co. Ltd.	572,300	5,346,426
Haseko Corp.	621,000	6,941,478
HIS Co. Ltd.	141,700	4,598,631
Japan Airport Terminal Co. Ltd.	68,300	3,445,516
Japan Exchange Group, Inc.	391,800	6,142,762
Laox Co. Ltd.(1)	1,586,000	3,916,686
Mazda Motor Corp.	239,100	4,967,492
MEIJI Holdings Co. Ltd.	117,000	9,361,901
Ono Pharmaceutical Co. Ltd.	79,000	12,648,985
Open House Co. Ltd.	152,300	3,204,362
Pigeon Corp.	67,900	1,947,092
Skylark Co. Ltd.	316,400	4,318,050
Sundrug Co. Ltd.	103,000	6,635,175
Suruga Bank Ltd.	283,400	5,737,066
Sysmex Corp.	104,700	6,540,560
TDK Corp.	81,600	5,866,450

11

	Shares	Value
Teijin Ltd.	1,631,000	$5,803,233
Temp Holdings Co. Ltd.	372,000	6,007,604
Tosoh Corp.	776,000	4,349,634
TOTO Ltd.	156,500	5,403,127
		117,170,286
Malaysia — 0.5%
MISC Bhd	1,270,400	2,752,931
Mexico — 0.4%
Infraestructura Energetica Nova SAB de CV	471,960	2,067,676
Netherlands — 0.5%
USG People NV	174,660	2,685,936
Portugal — 0.2%
Jeronimo Martins SGPS SA	92,950	1,289,940
South Korea — 3.3%
Hyundai Marine & Fire Insurance Co. Ltd.	186,540	5,460,650
LG Household & Health Care Ltd.	6,000	5,222,573
Medy-Tox, Inc.	10,120	4,107,249
NongShim Co. Ltd.	7,410	2,658,655
		17,449,127
Spain — 3.9%
Cellnex Telecom SAU(1)	305,890	5,557,217
Gamesa Corp. Tecnologica SA	501,130	8,773,297
Melia Hotels International SA	238,894	3,038,937
Merlin Properties Socimi SA	293,500	3,656,048
		21,025,499
Sweden — 1.5%
Boliden AB	285,250	5,242,677
Lundin Petroleum AB(1)	167,440	2,678,103
		7,920,780
Switzerland — 3.6%
Chocoladefabriken Lindt & Spruengli AG	560	3,377,363
dorma+kaba Holding AG	12,904	8,290,367
Lonza Group AG	49,170	7,770,853
		19,438,583
Taiwan — 1.6%
Catcher Technology Co. Ltd.	563,000	5,450,279
Hermes Microvision, Inc.	33,000	1,177,777
Makalot Industrial Co. Ltd.	294,475	2,011,762
		8,639,818
United Kingdom — 11.1%
Ashtead Group plc	367,120	6,054,464
Auto Trader Group plc(1)	480,010	2,937,316
DCC plc	117,000	10,519,951
Direct Line Insurance Group plc	833,380	5,168,719
easyJet plc	152,020	3,784,662
Howden Joinery Group plc	799,460	6,261,142
London Stock Exchange Group plc	43,320	1,728,971
Persimmon plc	196,250	5,660,202

12

	Shares	Value
Provident Financial plc	128,530	$6,914,638
Rightmove plc	44,850	2,702,617
St. James's Place plc	202,810	3,103,392
Worldpay Group plc(1)	990,240	4,459,284
		59,295,358
United States — 1.2%
IMAX Corp.(1)	167,190	6,333,157
TOTAL COMMON STOCKS (Cost $497,333,927)		534,328,282
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.625%, 8/31/17, valued at $784,408), in a joint trading account at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $769,241)		769,241
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $1,308,363), at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $1,282,000)		1,282,000
State Street Institutional Liquid Reserves Fund, Premier Class	302,078	302,078
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,353,319)		2,353,319
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $499,687,246)		536,681,601
OTHER ASSETS AND LIABILITIES†		45,351
TOTAL NET ASSETS — 100.0%		$536,726,952

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	26.4%
Industrials	23.4%
Financials	13.7%
Health Care	10.2%
Materials	7.6%
Consumer Staples	6.5%
Information Technology	6.4%
Telecommunication Services	3.3%
Energy	1.3%
Utilities	0.8%
Cash and Equivalents*	0.4%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
† Category is less than 0.05% of total net assets.

(1)	Non-income producing.
See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2015
Assets
Investment securities, at value (cost of $499,687,246)	$536,681,601
Foreign currency holdings, at value (cost of $159,499)	157,513
Receivable for capital shares sold	59,961
Dividends and interest receivable	807,300
Other assets	428,118
538,134,493

Liabilities
Payable for investments purchased	597,310
Payable for capital shares redeemed	103,791
Accrued management fees	704,451
Distribution and service fees payable	1,989
1,407,541

Net Assets	$536,726,952

Net Assets Consist of:
Capital (par value and paid-in surplus)	$613,143,380
Undistributed net investment income	1,655,698
Accumulated net realized loss	(114,942,482)
Net unrealized appreciation	36,870,356
$536,726,952

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$506,817,117	39,289,315	$12.90
Institutional Class, $0.01 Par Value	$22,415,141	1,716,363	$13.06
A Class, $0.01 Par Value	$6,595,860	525,251	$12.56*
C Class, $0.01 Par Value	$719,545	57,805	$12.45
R Class, $0.01 Par Value	$179,289	14,088	$12.73
*Maximum offering price $13.33 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $623,236)	$9,394,086
Interest	1,518
9,395,604

Expenses:
Management fees	9,043,769
Distribution and service fees:
A Class	15,445
C Class	6,249
R Class	1,337
Directors' fees and expenses	295,089
Other expenses	29,408
9,391,297

Net investment income (loss)	4,307

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	52,554,354
Foreign currency transactions	(416,099)
52,138,255

Change in net unrealized appreciation (depreciation) on:
Investments	(26,919,591)
Translation of assets and liabilities in foreign currencies	(18,748)
(26,938,339)

Net realized and unrealized gain (loss)	25,199,916

Net Increase (Decrease) in Net Assets Resulting from Operations	$25,204,223

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2015 AND NOVEMBER 30, 2014
Increase (Decrease) in Net Assets	November 30, 2015	November 30, 2014
Operations
Net investment income (loss)	$4,307	$1,361,881
Net realized gain (loss)	52,138,255	53,332,305
Change in net unrealized appreciation (depreciation)	(26,938,339)	(62,731,842)
Net increase (decrease) in net assets resulting from operations	25,204,223	(8,037,656)

Distributions to Shareholders
From net investment income:
Investor Class	(1,194,380)	(6,710,325)
Institutional Class	(96,309)	(445,178)
A Class	—	(31,274)
C Class	—	(1,497)
R Class	—	(1,905)
Decrease in net assets from distributions	(1,290,689)	(7,190,179)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(57,317,465)	(66,706,975)

Redemption Fees
Increase in net assets from redemption fees	11,710	39,362

Net increase (decrease) in net assets	(33,392,221)	(81,895,448)

Net Assets
Beginning of period	570,119,173	652,014,621
End of period	$536,726,952	$570,119,173

Undistributed (distributions in excess of) net investment income	$1,655,698	$(2,491,942)

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2015

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Discovery Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited

17

to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

18

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.200% to 1.750% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 1.000% to 1.550% for the Institutional Class. The effective annual management fee for each class for the year ended November 30, 2015 was 1.61% for the Investor Class, A Class, C Class and R Class and 1.41% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The impact of directors' fees and expenses (including legal counsel fees) to the ratio of operating expenses to average net assets was 0.05% for the year ended November 30, 2015. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2015 were $950,429,772 and $1,003,553,854, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2015		Year ended November 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	1,973,067	$26,172,142	4,156,039	$55,774,195
Issued in reinvestment of distributions	89,395	1,141,578	493,153	6,430,257
Redeemed	(6,612,888)	(84,604,777)	(9,653,900)	(126,648,667)
	(4,550,426)	(57,291,057)	(5,004,708)	(64,444,215)
Institutional Class/Shares Authorized	40,000,000		70,000,000
Sold	207,249	2,735,825	1,492,577	20,057,215
Issued in reinvestment of distributions	7,460	96,309	33,648	444,778
Redeemed	(282,242)	(3,687,250)	(1,868,085)	(25,112,803)
	(67,533)	(855,116)	(341,860)	(4,610,810)
A Class/Shares Authorized	30,000,000		10,000,000
Sold	226,922	2,883,104	251,885	3,206,500
Issued in reinvestment of distributions	—	—	2,425	31,274
Redeemed	(165,320)	(2,093,362)	(80,633)	(1,025,435)
	61,602	789,742	173,677	2,212,339
C Class/Shares Authorized	20,000,000		10,000,000
Sold	38,351	487,665	24,659	311,509
Issued in reinvestment of distributions	—	—	113	1,497
Redeemed	(18,489)	(226,895)	(14,404)	(177,537)
	19,862	260,770	10,368	135,469
R Class/Shares Authorized	20,000,000		10,000,000
Sold	2,256	28,656	9,628	127,326
Issued in reinvestment of distributions	—	—	141	1,905
Redeemed	(18,745)	(250,460)	(10,089)	(128,989)
	(16,489)	(221,804)	(320)	242
Net increase (decrease)	(4,552,984)	$(57,317,465)	(5,162,843)	$(66,706,975)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$11,487,108	$522,841,174	—
Temporary Cash Investments	302,078	2,051,241	—
	$11,789,186	$524,892,415	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$1,290,689	$7,190,179
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to gains on investments in passive foreign investment companies, were made to undistributed net investment income $5,434,022, and accumulated net realized loss $(5,434,022).

As of November 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$501,304,507
Gross tax appreciation of investments	$55,966,406
Gross tax depreciation of investments	(20,589,312)
Net tax appreciation (depreciation) of investments	35,377,094
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(123,997)
Net tax appreciation (depreciation)	$35,253,097
Undistributed ordinary income	$2,729,110
Accumulated short-term capital losses	$(114,127,606)
Post-October capital loss deferral	$(271,029)

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The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$12.35	—(3)	0.58	0.58	(0.03)	$12.90	4.61%	1.67%	0.00%(4)	171%	$506,817
2014	$12.70	0.03	(0.24)	(0.21)	(0.14)	$12.35	(1.73)%	1.61%	0.20%	134%	$541,410
2013	$10.08	—(3)	2.79	2.79	(0.17)	$12.70	27.97%	1.56%	0.03%	157%	$620,359
2012	$9.22	0.04	0.82	0.86	—(3)	$10.08	9.23%	1.50%	0.42%	154%	$582,331
2011	$9.88	0.02	(0.68)	(0.66)	—	$9.22	(6.58)%	1.42%	0.14%	167%	$660,971
Institutional Class
2015	$12.50	0.03	0.58	0.61	(0.05)	$13.06	4.84%	1.47%	0.20%	171%	$22,415
2014	$12.86	0.06	(0.25)	(0.19)	(0.17)	$12.50	(1.55)%	1.41%	0.40%	134%	$22,304
2013	$10.20	0.05	2.80	2.85	(0.19)	$12.86	28.16%	1.36%	0.23%	157%	$27,341
2012	$9.34	0.05	0.83	0.88	(0.02)	$10.20	9.44%	1.30%	0.62%	154%	$48,794
2011	$9.99	0.03	(0.68)	(0.65)	—	$9.34	(6.41)%	1.22%	0.34%	167%	$97,063
A Class
2015	$12.03	(0.03)	0.56	0.53	—	$12.56	4.32%	1.92%	(0.25)%	171%	$6,596
2014	$12.36	(0.01)	(0.22)	(0.23)	(0.10)	$12.03	(1.92)%	1.86%	(0.05)%	134%	$5,576
2013	$9.81	(0.03)	2.72	2.69	(0.14)	$12.36	27.69%	1.81%	(0.22)%	157%	$3,585
2012	$9.00	0.01	0.80	0.81	—	$9.81	8.88%	1.75%	0.17%	154%	$2,838
2011	$9.67	(0.02)	(0.65)	(0.67)	—	$9.00	(6.83)%	1.67%	(0.11)%	167%	$3,182

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$12.01	(0.12)	0.56	0.44	—	$12.45	3.58%	2.67%	(1.00)%	171%	$720
2014	$12.39	(0.10)	(0.23)	(0.33)	(0.05)	$12.01	(2.74)%	2.61%	(0.80)%	134%	$456
2013	$9.83	(0.14)	2.76	2.62	(0.06)	$12.39	26.75%	2.56%	(0.97)%	157%	$342
2012	$9.08	(0.05)	0.80	0.75	—	$9.83	8.14%	2.50%	(0.58)%	154%	$93
2011	$9.82	(0.07)	(0.67)	(0.74)	—	$9.08	(7.43)%	2.42%	(0.86)%	167%	$87
R Class
2015	$12.22	(0.08)	0.59	0.51	—	$12.73	4.09%	2.17%	(0.50)%	171%	$179
2014	$12.55	(0.05)	(0.22)	(0.27)	(0.06)	$12.22	(2.19)%	2.11%	(0.30)%	134%	$374
2013	$9.96	(0.06)	2.76	2.70	(0.11)	$12.55	27.35%	2.06%	(0.47)%	157%	$388
2012	$9.15	—(3)	0.81	0.81	—	$9.96	8.73%	2.00%	(0.08)%	154%	$290
2011	$9.86	(0.04)	(0.67)	(0.71)	—	$9.15	(7.10)%	1.92%	(0.36)%	167%	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Discovery Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Discovery Fund of American Century World Mutual Funds, Inc. as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2016

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Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown(1) (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

(1) Thomas A. Brown retired as Director of the Board effective December 31, 2015.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

27

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

28

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading

29

activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

30

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

31

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2015.

For the fiscal year ended November 30, 2015, the fund intends to pass through to shareholders foreign source income of $9,919,611 and foreign taxes paid of $541,060, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2015 are $0.2384 and $0.0130, respectively.

33

Notes

34

Notes

35

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87754 1601

ANNUAL REPORT	NOVEMBER 30, 2015

International Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would soar in 2015. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered, particularly the European Central Bank, the Bank of Japan, and the People’s Bank of China. This monetary policy divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, which declined approximately 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general, especially as China’s economy slowed. In this environment, the U.S. dollar, U.S. growth stocks, and U.S. municipal bonds generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us in the coming year.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWIEX	-1.86%	6.62%	5.10%	7.60%	5/9/91
MSCI EAFE Index	—	-2.94%	5.51%	3.64%	5.20%(1)	—
MSCI EAFE Growth Index	—	1.25%	6.36%	4.64%	4.22%(1)	—
Institutional Class	TGRIX	-1.63%	6.85%	5.31%	5.64%	11/20/97
A Class(2)	TWGAX					10/2/96
No sales charge*		-2.13%	6.36%	4.83%	5.98%
With sales charge*		-7.74%	5.10%	4.22%	5.65%
C Class	AIWCX	-2.81%	5.56%	4.05%	3.12%	6/4/01
R Class	ATGRX	-2.31%	6.09%	4.58%	6.60%	8/29/03
R6 Class	ATGDX	-1.50%	—	—	3.71%	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since April 30, 1991, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2015
Investor Class — $16,455

MSCI EAFE Index — $14,299

MSCI EAFE Growth Index — $15,750

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.18%	0.98%	1.43%	2.18%	1.68%	0.83%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Manager: Raj Gandhi and James Gendelman

In February 2015, portfolio manager James Gendelman joined International Growth’s management team.

Performance Summary

International Growth declined -1.86%* for the 12 months ended November 30, 2015. The portfolio’s benchmark, the MSCI EAFE Index, declined -2.94% for the same period.

Non-U.S. developed market stocks declined during the 12-month period, largely due to the ongoing relative strength of the U.S. dollar, which reduced returns for U.S.-based investors. In local currency terms, non-U.S. developed market stocks generally advanced for the period. Global divergence of economic growth and central bank policy remained a prominent theme. As the U.S. continued to set itself apart from the rest of the developed world, with better relative economic growth and fewer central bank stimulus efforts in play, the U.S. dollar gained strength versus other currencies, where central bank stimulus plans remained in full force.

Meanwhile, stocks generated choppy performance. Early on, non-U.S. developed market stocks rallied and outpaced U.S. stocks as investors largely overlooked sluggish growth data, geopolitical concerns, and continued weakness among commodity prices to focus instead on supportive central bank policies from the European Central Bank (ECB) and Bank of Japan. In addition, lower oil prices and a weaker euro remained positive factors for Europe’s economic recovery. But those positive influences faded in late July, when Greece defaulted on its debt payment to the International Monetary Fund, sparking a sharp sell-off among global stocks. The sell-off intensified in the third quarter of 2015, as evidence emerged that China’s economy was cooling more than previously believed. In addition, oil and commodities prices dropped to new lows, due in part to falling demand from China. Anxiety about U.S. interest rate policy also remained a key theme, persisting even after the Fed decided in September 2015 to leave rates unchanged due to concerns about the state of the global economy. Stocks rallied again in October, after the ECB pledged to take additional steps to support the region’s economic recovery and China’s central bank cut interest rates for the sixth time in 12 months, but tumbled to close out the period in November.

Overall, the fund outperformed its benchmark primarily due to positioning in the consumer discretionary, energy, and information technology sectors. Regionally, stock selection in the U.K., Australia, and Spain, along with underweight positions relative to the benchmark in Australia and Spain, also contributed to the fund’s outperformance.

Drug Company was a Top Contributor

Among individual contributors to performance, an overweight position in Ono Pharmaceutical was a main contributor. The Japan-based pharmaceutical company posted strong results based on its cancer-fighting antibody treatment developed jointly with Bristol-Myers Squibb.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In the outperforming information technology sector, an overweight position in Murata Manufacturing, a Japan-based manufacturer of electronic components for smart phone manufacturers, was a leading contributor to fund performance. The company’s stock performed well after Murata reported better-than-expected results early in the quarter, driven by strength in the smart phone market. The company also raised guidance based on strength in the radio frequency module business driven by expanded end-market use and market share gains. The improved guidance led to upward earnings revisions.

Within the outperforming consumer discretionary sector, an overweight position in Denmark-based Pandora drove the fund’s performance and was among the fund’s top overall performers. The jewelry and charm maker and retailer advanced on continued strong earnings growth and weak gold and silver prices. In addition, the company benefited from the timely release of new collections and the expansion of its retail network and online offerings.

Industrials Sector was Main Laggard

Stock selection in the industrials, consumer staples, and health care sectors detracted from relative performance. Regionally, stock selection in Switzerland and portfolio-only positions in India and Mexico weighed on relative results.

A portfolio-only position in Cemex, a Mexico-based building materials provider, was a main detractor. Volatility in currency exchange rates put pressure on the company’s stock price. The weakening peso weighed on earnings as the company has a large amount of U.S. dollar-denominated debt. We exited the position.

An overweight position in Bankia, a Spain-based commercial bank, was also a main detractor. The stock struggled early in the period due to weakness in European banks and concerns that continued quantitative easing (QE) would put pressure on banks’ net interest margins. Ultimately, Bankia’s net interest income declined and we became increasingly concerned about capital levels. We exited the position.

A portfolio-only position in ICICI Bank, an India-based bank, also detracted from relative performance. The stock suffered early in the period due to weaker-than-expected first-quarter 2015 results driven by sluggish loan growth and an increase in non-performing loans. The stock experienced additional losses in the third quarter of 2015 after reporting some deterioration in the quality of its loan portfolio. We exited the position.

Outlook

We will continue to focus on companies we believe demonstrate accelerating, sustainable earnings growth. As global growth has slowed and growth has become scarce, we have migrated the portfolio toward companies whose earnings are driven by structural or secular trends. In Europe, unemployment levels are lower, and expansion in money supply and credit growth suggest ECB policies are gaining traction. We expect weak oil prices and any additional QE from the ECB to support Europe’s recovery at the macroeconomic and company levels, but growth may remain modest. We also believe a weaker euro should continue to act as a tailwind, helping European manufacturers and exporters by making their goods more competitive in foreign markets. Similarly, QE has weakened the yen, and Japan-based manufacturers and exporters have benefited, but we expect this benefit to lessen in the future. We have begun to see improvements in the domestic economy, specifically in the consumer industries. We continue to have low exposure to emerging markets, as we believe those areas remain plagued by slowing growth and weakening currencies and commodity prices. We are searching for signs of bottoming in earnings trends.

6

Fund Characteristics

NOVEMBER 30, 2015
Top Ten Holdings	% of net assets
Roche Holding AG	3.6%
Novartis AG	2.7%
Nestle SA	2.5%
Reckitt Benckiser Group plc	2.4%
Pandora A/S	2.3%
Intesa Sanpaolo SpA	2.3%
AIA Group Ltd.	2.0%
Bayer AG	1.7%
Total SA	1.7%
Murata Manufacturing Co. Ltd.	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Rights	—*
Total Equity Exposure	98.7%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.1%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United Kingdom	23.7%
Japan	18.0%
France	10.4%
Switzerland	9.6%
Germany	8.1%
Belgium	3.7%
Ireland	3.5%
Italy	2.5%
Denmark	2.3%
Netherlands	2.3%
Sweden	2.2%
Hong Kong	2.1%
Spain	2.0%
China	2.0%
Other Countries	6.3%
Cash and Equivalents**	1.3%
**Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expenses Paid During Period(1)6/1/15 - 11/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$938.00	$5.73	1.18%
Institutional Class	$1,000	$939.10	$4.76	0.98%
A Class	$1,000	$936.20	$6.94	1.43%
C Class	$1,000	$933.30	$10.57	2.18%
R Class	$1,000	$935.30	$8.15	1.68%
R6 Class	$1,000	$939.90	$4.04	0.83%
Hypothetical
Investor Class	$1,000	$1,019.15	$5.97	1.18%
Institutional Class	$1,000	$1,020.16	$4.96	0.98%
A Class	$1,000	$1,017.90	$7.23	1.43%
C Class	$1,000	$1,014.14	$11.01	2.18%
R Class	$1,000	$1,016.65	$8.49	1.68%
R6 Class	$1,000	$1,020.91	$4.20	0.83%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

NOVEMBER 30, 2015

	Shares	Value
COMMON STOCKS — 98.7%
Australia — 0.8%
Qantas Airways Ltd.	5,009,302	$13,186,730
Austria — 1.0%
Erste Group Bank AG(1)	559,780	17,175,284
Belgium — 3.7%
Anheuser-Busch InBev NV	162,462	20,932,617
KBC Groep NV	430,210	25,681,411
UCB SA	192,590	17,198,207
		63,812,235
Canada — 1.0%
Alimentation Couche-Tard, Inc., B Shares	374,620	17,078,038
China — 2.0%
Baidu, Inc. ADR(1)	62,378	13,596,533
Tencent Holdings Ltd.	1,024,200	20,382,418
		33,978,951
Denmark — 2.3%
Pandora A/S	337,572	40,014,978
France — 10.4%
Accor SA	317,560	13,400,586
Arkema SA	98,950	7,128,964
Carrefour SA	535,427	16,507,279
Criteo SA ADR(1)	213,480	8,701,445
Essilor International SA	137,455	17,942,924
Iliad SA	29,870	6,662,134
Ingenico Group SA	58,070	7,310,310
Legrand SA	284,130	16,714,995
LVMH Moet Hennessy Louis Vuitton SE	104,950	17,602,977
Pernod-Ricard SA	123,490	14,051,977
Peugeot SA(1)	294,960	5,269,831
Total SA	587,397	29,168,864
Valeo SA	104,348	16,156,969
		176,619,255
Germany — 8.1%
adidas AG	119,560	11,569,748
Bayer AG	220,345	29,403,328
Continental AG	52,611	12,712,549
Fresenius Medical Care AG & Co. KGaA	308,200	25,464,158
Symrise AG	231,160	15,645,504
Wirecard AG	354,162	17,349,308
Zalando SE(1)	777,452	26,367,476
		138,512,071

10

	Shares	Value
Hong Kong — 2.1%
AIA Group Ltd.	5,589,200	$33,376,105
Sands China Ltd.	952,800	3,219,645
		36,595,750
Indonesia — 0.3%
PT Bank Mandiri (Persero) Tbk	8,046,700	4,943,762
Ireland — 3.5%
Bank of Ireland(1)	49,410,422	18,428,212
CRH plc	345,460	10,165,129
Ryanair Holdings plc ADR	229,681	17,662,469
Smurfit Kappa Group plc	509,510	13,921,024
		60,176,834
Israel — 0.5%
Mobileye NV(1)	195,060	8,504,616
Italy — 2.5%
Intesa Sanpaolo SpA	11,442,150	39,265,723
Luxottica Group SpA	50,271	3,362,104
		42,627,827
Japan — 18.0%
Calbee, Inc.	133,500	5,520,024
Daito Trust Construction Co. Ltd.	101,200	10,514,606
Fuji Heavy Industries Ltd.	570,900	23,596,582
Isuzu Motors Ltd.	787,100	8,855,674
Keyence Corp.	25,500	13,820,959
Kubota Corp.	1,615,000	26,940,719
Minebea Co. Ltd.	503,000	5,520,333
Mizuho Financial Group, Inc.	6,560,300	13,243,173
Murata Manufacturing Co. Ltd.	179,300	27,819,902
Nidec Corp.	238,000	18,401,982
Nintendo Co. Ltd.	46,000	7,064,419
Nitori Holdings Co. Ltd.	210,300	17,322,843
Olympus Corp.	235,000	9,373,274
Ono Pharmaceutical Co. Ltd.	104,000	16,651,828
ORIX Corp.	1,487,600	21,468,086
Ryohin Keikaku Co. Ltd.	100,200	21,619,106
Seven & i Holdings Co. Ltd.	518,500	23,250,366
Suzuki Motor Corp.	674,100	20,726,795
Unicharm Corp.	709,900	14,970,759
		306,681,430
Netherlands — 2.3%
Akzo Nobel NV	212,515	15,115,539
ING Groep NV CVA	424,492	5,828,217
NXP Semiconductors NV(1)	192,400	17,981,704
		38,925,460
Norway — 1.0%
Statoil ASA	1,147,529	17,746,621

11

	Shares	Value
Portugal — 1.2%
Jeronimo Martins SGPS SA	1,506,541	$20,907,445
South Korea — 0.5%
Amorepacific Corp.	23,590	8,219,477
Spain — 2.0%
Cellnex Telecom SAU(1)	517,000	9,392,532
Industria de Diseno Textil SA	699,350	25,166,867
		34,559,399
Sweden — 2.2%
Electrolux AB	234,357	6,878,785
Hexagon AB, B Shares	192,670	6,991,682
Lundin Petroleum AB(1)	511,030	8,173,621
Svenska Cellulosa AB, B Shares	508,252	14,661,676
		36,705,764
Switzerland — 9.6%
Actelion Ltd.	58,740	8,249,920
Credit Suisse Group AG	213,300	4,585,893
Nestle SA	573,274	42,542,130
Novartis AG	536,538	45,865,303
Roche Holding AG	232,174	62,170,323
		163,413,569
United Kingdom — 23.7%
Admiral Group plc	352,990	8,617,850
ARM Holdings plc	1,010,970	17,114,258
Ashtead Group plc	1,297,845	21,403,779
Associated British Foods plc	268,455	14,337,180
Aviva plc	2,107,740	16,237,389
BAE Systems plc	1,235,070	9,607,611
Barclays plc	4,996,940	16,797,778
Bunzl plc	631,290	18,255,076
Carnival plc	415,010	21,657,848
Compass Group plc	217,840	3,786,142
Croda International plc	239,650	10,351,662
Inmarsat plc	531,810	8,930,687
International Consolidated Airlines Group SA(1)	2,147,667	18,340,176
Johnson Matthey plc	470,103	20,037,012
Liberty Global plc, Class A(1)	334,500	14,186,145
London Stock Exchange Group plc	447,360	17,854,863
Prudential plc	918,170	21,289,051
Reckitt Benckiser Group plc	432,966	40,625,184
Rio Tinto plc	543,780	18,087,317
Shire plc	230,220	16,109,266
St. James's Place plc	1,242,631	19,014,697
Whitbread plc	149,424	10,235,153
Wolseley plc	389,680	22,618,996
Worldpay Group plc(1)	4,036,306	18,176,438
		403,671,558
TOTAL COMMON STOCKS (Cost $1,468,118,548)		1,684,057,054

12

	Shares	Value
RIGHTS†
Switzerland†
Credit Suisse Group AG(1) (Cost $—)	213,300	$130,611
TEMPORARY CASH INVESTMENTS — 1.2%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.625%, 8/31/17, valued at $6,924,733), in a joint trading account at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $6,790,841)		6,790,839
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $11,550,544), at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $11,321,003)		11,321,000
State Street Institutional Liquid Reserves Fund, Premier Class	2,300,329	2,300,329
TOTAL TEMPORARY CASH INVESTMENTS (Cost $20,412,168)		20,412,168
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $1,488,530,716)		1,704,599,833
OTHER ASSETS AND LIABILITIES — 0.1%		2,383,213
TOTAL NET ASSETS — 100.0%		$1,706,983,046

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	19.0%
Financials	17.2%
Consumer Staples	14.9%
Health Care	14.5%
Industrials	11.2%
Information Technology	10.8%
Materials	6.5%
Energy	3.2%
Telecommunication Services	1.4%
Cash and Equivalents*	1.3%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2015
Assets
Investment securities, at value (cost of $1,488,530,716)	$1,704,599,833
Cash	362,813
Foreign currency holdings, at value (cost of $869,732)	842,106
Receivable for investments sold	2,789,618
Receivable for capital shares sold	286,235
Dividends and interest receivable	3,741,122
Other assets	407,101
1,713,028,828

Liabilities
Payable for investments purchased	2,983,743
Payable for capital shares redeemed	1,410,080
Accrued management fees	1,613,043
Distribution and service fees payable	38,916
6,045,782

Net Assets	$1,706,983,046

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,422,875,945
Distributions in excess of net investment income	(6,403,309)
Undistributed net realized gain	74,771,088
Net unrealized appreciation	215,739,322
$1,706,983,046

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,432,784,304	116,979,188	$12.25
Institutional Class, $0.01 Par Value	$70,421,931	5,777,289	$12.19
A Class, $0.01 Par Value	$141,175,428	11,456,168	$12.32*
C Class, $0.01 Par Value	$10,401,627	863,869	$12.04
R Class, $0.01 Par Value	$3,312,849	266,577	$12.43
R6 Class, $0.01 Par Value	$48,886,907	4,007,671	$12.20
*Maximum offering price $13.07 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,072,900)	$32,608,676
Interest	4,868
32,613,544

Expenses:
Management fees	20,956,682
Distribution and service fees:
A Class	575,979
C Class	104,962
R Class	13,809
Directors' fees and expenses	64,976
Other expenses	110,451
21,826,859

Net investment income (loss)	10,786,685

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $715)	87,971,439
Foreign currency transactions	(614,569)
87,356,870

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $99,015)	(129,802,882)
Translation of assets and liabilities in foreign currencies	32,119
(129,770,763)

Net realized and unrealized gain (loss)	(42,413,893)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(31,627,208)

 See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2015 AND NOVEMBER 30, 2014
Increase (Decrease) in Net Assets	November 30, 2015	November 30, 2014
Operations
Net investment income (loss)	$10,786,685	$14,612,903
Net realized gain (loss)	87,356,870	130,838,637
Change in net unrealized appreciation (depreciation)	(129,770,763)	(133,807,372)
Net increase (decrease) in net assets resulting from operations	(31,627,208)	11,644,168

Distributions to Shareholders
From net investment income:
Investor Class	(9,233,796)	(21,533,562)
Institutional Class	(974,176)	(3,156,132)
A Class	(1,277,492)	(3,096,954)
C Class	—	(18,143)
R Class	(5,076)	(18,382)
R6 Class	(72,931)	(93,071)
From net realized gains:
Investor Class	(90,129,091)	(30,554,844)
Institutional Class	(7,644,959)	(3,774,435)
A Class	(17,916,622)	(5,446,175)
C Class	(608,755)	(105,404)
R Class	(127,609)	(45,597)
R6 Class	(499,554)	(103,783)
Decrease in net assets from distributions	(128,490,061)	(67,946,482)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(115,044,232)	73,104,964

Redemption Fees
Increase in net assets from redemption fees	63,558	145,637

Net increase (decrease) in net assets	(275,097,943)	16,948,287

Net Assets
Beginning of period	1,982,080,989	1,965,132,702
End of period	$1,706,983,046	$1,982,080,989

Distributions in excess of net investment income	$(6,403,309)	$(4,073,477)

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2015

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 16% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.050% to 1.500% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.850% to 1.300% for the Institutional Class and 0.700% to 1.150% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2015 was 1.16% for the Investor Class, A Class, C Class and R Class, 0.96% for the Institutional Class and 0.81% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

19

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2015 were $1,120,490,800 and $1,346,351,375, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2015		Year ended November 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	840,000,000		550,000,000
Sold	21,692,103	$276,534,085	15,958,940	$214,636,628
Issued in reinvestment of distributions	8,081,634	96,692,769	3,844,330	50,247,092
Redeemed	(26,388,283)	(331,250,886)	(15,010,781)	(201,716,361)
	3,385,454	41,975,968	4,792,489	63,167,359
Institutional Class/Shares Authorized	70,000,000		150,000,000
Sold	1,172,500	14,465,900	5,817,010	77,728,868
Issued in reinvestment of distributions	719,790	8,553,736	529,316	6,878,135
Redeemed	(6,506,504)	(81,525,313)	(9,456,471)	(124,255,176)
	(4,614,214)	(58,505,677)	(3,110,145)	(39,648,173)
A Class/Shares Authorized	200,000,000		150,000,000
Sold	3,435,801	43,328,728	6,088,353	82,628,637
Issued in reinvestment of distributions	1,574,958	19,000,956	637,839	8,406,322
Redeemed	(15,900,104)	(205,207,226)	(3,720,450)	(50,381,712)
	(10,889,345)	(142,877,542)	3,005,742	40,653,247
C Class/Shares Authorized	30,000,000		10,000,000
Sold	281,983	3,505,108	530,078	7,096,533
Issued in reinvestment of distributions	38,595	458,326	7,339	95,427
Redeemed	(222,720)	(2,723,550)	(129,287)	(1,686,417)
	97,858	1,239,884	408,130	5,505,543
R Class/Shares Authorized	25,000,000		5,000,000
Sold	168,277	2,106,267	54,480	746,769
Issued in reinvestment of distributions	9,545	116,453	4,285	57,002
Redeemed	(72,723)	(935,167)	(59,850)	(810,122)
	105,099	1,287,553	(1,085)	(6,351)
R6 Class/Shares Authorized	30,000,000		50,000,000
Sold	5,097,139	63,522,566	299,887	3,963,299
Issued in reinvestment of distributions	48,186	572,156	15,166	196,854
Redeemed	(1,768,379)	(22,259,140)	(53,864)	(726,814)
	3,376,946	41,835,582	261,189	3,433,339
Net increase (decrease)	(8,538,202)	$(115,044,232)	5,356,320	$73,104,964

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$80,632,912	$1,603,424,142	—
Rights	—	130,611	—
Temporary Cash Investments	2,300,329	18,111,839	—
	$82,933,241	$1,621,666,592	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 22, 2015, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 21, 2015 of $0.6204 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class.

On December 22, 2015, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 21, 2015:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.0618	$0.0807	$0.0382	-—	$0.0145	$0.0948

The tax character of distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$11,563,471	$27,916,244
Long-term capital gains	$116,926,590	$40,030,238

21

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,505,883,656
Gross tax appreciation of investments	$244,127,751
Gross tax depreciation of investments	(45,411,574)
Net tax appreciation (depreciation) of investments	198,716,177
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(330,246)
Net tax appreciation (depreciation)	$198,385,931
Undistributed ordinary income	$5,640,029
Accumulated long-term gains	$80,081,141

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$13.40	0.07	(0.34)	(0.27)	(0.08)	(0.80)	(0.88)	$12.25	(1.86)%	1.17%	0.62%	62%	$1,432,784
2014	$13.78	0.10	—(3)	0.10	(0.20)	(0.28)	(0.48)	$13.40	0.80%	1.18%	0.74%	75%	$1,521,655
2013	$11.27	0.11	2.58	2.69	(0.18)	—	(0.18)	$13.78	24.22%	1.22%	0.84%	110%	$1,499,623
2012	$9.90	0.15	1.33	1.48	(0.11)	—	(0.11)	$11.27	15.10%	1.29%	1.41%	106%	$1,268,251
2011	$10.30	0.10	(0.35)	(0.25)	(0.15)	—	(0.15)	$9.90	(2.57)%	1.32%	0.95%	125%	$1,189,245
Institutional Class
2015	$13.33	0.10	(0.34)	(0.24)	(0.10)	(0.80)	(0.90)	$12.19	(1.63)%	0.97%	0.82%	62%	$70,422
2014	$13.73	0.14	(0.03)	0.11	(0.23)	(0.28)	(0.51)	$13.33	0.91%	0.98%	0.94%	75%	$138,527
2013	$11.24	0.13	2.58	2.71	(0.22)	—	(0.22)	$13.73	24.54%	1.02%	1.04%	110%	$185,325
2012	$9.89	0.17	1.33	1.50	(0.15)	—	(0.15)	$11.24	15.28%	1.09%	1.61%	106%	$140,446
2011	$10.30	0.12	(0.33)	(0.21)	(0.20)	—	(0.20)	$9.89	(2.27)%	1.12%	1.15%	125%	$113,741
A Class
2015	$13.48	0.07	(0.37)	(0.30)	(0.06)	(0.80)	(0.86)	$12.32	(2.13)%	1.42%	0.37%	62%	$141,175
2014	$13.86	0.07	(0.01)	0.06	(0.16)	(0.28)	(0.44)	$13.48	0.49%	1.43%	0.49%	75%	$301,164
2013	$11.33	0.07	2.61	2.68	(0.15)	—	(0.15)	$13.86	23.98%	1.47%	0.59%	110%	$267,979
2012	$9.92	0.12	1.35	1.47	(0.06)	—	(0.06)	$11.33	14.80%	1.54%	1.16%	106%	$198,434
2011	$10.29	0.08	(0.35)	(0.27)	(0.10)	—	(0.10)	$9.92	(2.76)%	1.57%	0.70%	125%	$172,901

23

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$13.22	(0.05)	(0.33)	(0.38)	—	(0.80)	(0.80)	$12.04	(2.81)%	2.17%	(0.38)%	62%	$10,402
2014	$13.58	(0.03)	(0.02)	(0.05)	(0.03)	(0.28)	(0.31)	$13.22	(0.29)%	2.18%	(0.26)%	75%	$10,129
2013	$11.14	(0.03)	2.57	2.54	(0.10)	—	(0.10)	$13.58	23.00%	2.22%	(0.16)%	110%	$4,859
2012	$9.77	0.04	1.33	1.37	—	—	—	$11.14	14.02%	2.29%	0.41%	106%	$2,497
2011	$10.13	—(3)	(0.36)	(0.36)	—	—	—	$9.77	(3.55)%	2.32%	(0.05)%	125%	$2,725
R Class
2015	$13.59	0.02	(0.35)	(0.33)	(0.03)	(0.80)	(0.83)	$12.43	(2.31)%	1.67%	0.12%	62%	$3,313
2014	$13.96	0.03	(0.01)	0.02	(0.11)	(0.28)	(0.39)	$13.59	0.25%	1.68%	0.24%	75%	$2,195
2013	$11.41	0.05	2.62	2.67	(0.12)	—	(0.12)	$13.96	23.59%	1.72%	0.34%	110%	$2,270
2012	$9.97	0.10	1.35	1.45	(0.01)	—	(0.01)	$11.41	14.56%	1.79%	0.91%	106%	$2,262
2011	$10.32	0.05	(0.36)	(0.31)	(0.04)	—	(0.04)	$9.97	(3.05)%	1.82%	0.45%	125%	$3,222
R6 Class
2015	$13.34	0.11	(0.33)	(0.22)	(0.12)	(0.80)	(0.92)	$12.20	(1.50)%	0.82%	0.97%	62%	$48,887
2014	$13.74	0.13	—(3)	0.13	(0.25)	(0.28)	(0.53)	$13.34	1.10%	0.83%	1.09%	75%	$8,411
2013(4)	$12.56	0.01	1.17	1.18	—	—	—	$13.74	9.39%	0.85%(5)	0.20%(5)	110%(6)	$5,076

24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2016

25

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown(1) (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

(1) Thomas A. Brown retired as Director of the Board effective December 31, 2015.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading

30

activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

32

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2015.

The fund hereby designates $122,403,523, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2015.

For the fiscal year ended November 30, 2015, the fund intends to pass through to shareholders foreign source income of $35,256,534 and foreign taxes paid of $2,647,914, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2015 are $0.2530 and $0.0190, respectively.

The fund utilized earnings and profits of $6,414,695 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

34

Notes

35

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87750 1601

ANNUAL REPORT	NOVEMBER 30, 2015

International Opportunities Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would soar in 2015. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered, particularly the European Central Bank, the Bank of Japan, and the People’s Bank of China. This monetary policy divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, which declined approximately 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general, especially as China’s economy slowed. In this environment, the U.S. dollar, U.S. growth stocks, and U.S. municipal bonds generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us in the coming year.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of November 30, 2015
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AIOIX	6.67%(1)	8.98%(1)	6.87%(1)	11.90%(1)	6/1/01
MSCI ACWI ex-U.S. Small Cap Growth Index	—	4.80%	4.96%	5.58%	7.29%	—
Institutional Class	ACIOX	6.82%(1)	9.18%(1)	7.08%(1)	14.05%(1)	1/9/03
A Class	AIVOX					3/1/10
No sales charge*		6.48%(1)	8.72%(1)	—	10.17%(1)
With sales charge*		0.37%(1)	7.45%(1)	—	9.02%(1)
C Class	AIOCX	5.59%(1)	7.91%(1)	—	9.36%(1)	3/1/10
R Class	AIORX	6.09%(1)	8.44%(1)	—	9.90%(1)	3/1/10
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2015
Investor Class — $19,446*

MSCI ACWI ex-U.S. Small Cap Growth Index — $17,216

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.75%	1.55%	2.00%	2.75%	2.25%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Trevor Gurwich and Federico Laffan

Performance Summary

International Opportunities advanced 6.67%* for the 12 months ended November 30, 2015. The portfolio’s benchmark, the MSCI ACWI ex-U.S. Small Cap Growth Index, gained 4.80% for the same period.

Non-U.S. stocks generally posted modest gains in local currency terms during the 12-month period, but the ongoing relative strength of the U.S. dollar reduced returns for U.S.-based investors. Throughout the period, global divergence of economic growth and central bank policy remained a prominent theme. As the U.S. continued to set itself apart from the rest of the developed world, with better relative economic growth and fewer central bank stimulus efforts in play, the U.S. dollar gained strength versus other currencies, where central bank stimulus plans remained in full force.

Stock performance during the period was choppy. Early on, non-U.S. stocks rallied and outpaced U.S. stocks, as investors largely overlooked sluggish growth data, geopolitical concerns, and continued weakness among commodity prices to focus instead on supportive central bank policies from the European Central Bank (ECB) and the Bank of Japan. But those positive influences quickly faded, as renewed concerns about growth, commodities prices, a strong U.S. dollar, and a potential rate hike from the U.S. Federal Reserve (Fed) worried investors. Furthermore, in late July, Greece defaulted on its debt payment to the International Monetary Fund, sparking a sharp sell-off among global stocks. The sell-off intensified in the third quarter of 2015, as evidence emerged that China’s economy was cooling more than previously believed. In addition, oil and commodities prices dropped to new lows, due in part to falling demand from China. Anxiety about U.S. interest rate policy also remained a key theme, which persisted even after the Fed decided in September 2015 to leave rates unchanged due to concerns about the state of the global economy. Stocks rallied again in October, after the ECB pledged to take additional steps to jump-start the region’s lackluster economy and China’s central bank cut interest rates for the sixth time in 12 months, but they tumbled to close out the period in November.

Overall, among non-U.S. stocks, developed market stocks outpaced their emerging market counterparts, and small-cap stocks outperformed mid- and large-cap stocks. Among non-U.S. small-cap stocks, growth stocks significantly outperformed value stocks. Within the fund, stock selection primarily accounted for the outperformance versus the benchmark, particularly within the consumer discretionary, energy, and materials sectors. An overweight position relative to the benchmark in the consumer discretionary sector and an underweight position in energy also contributed. From a regional perspective, stock selection in Japan, Canada, and Australia, along with an overweight position in Japan and an underweight position in Australia, aided relative performance.

Media Company Was a Top Contributor

An overweight position in Germany-based Stroeer was a main contributor to fund performance. The advertising/media company reported strong first-quarter 2015 results and upgraded guidance driven by stronger margin expansion and an increase in growth expectations. The company also reported strong second-quarter 2015 revenue and profit gains and raised its guidance for 2016.

*
All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

An overweight position in Hanssem also was a top contributor to fund performance. The South Korea-based maker of kitchen furnishings benefited from improving sales growth and market share expansion in the furniture industry. In addition, stronger apartment transaction volume growth in South Korea and the company’s entry into new product lines supported stock gains. We took profits and exited the position.

In addition, an overweight position in Ryohin Keikaku, a Japan-based specialty retailer, was a prominent contributor. The company continued to experience strong growth in its Muji store chain, largely due to travelers, especially those from China, who appreciate the chain’s selection of lower-end gift options.

Heath Care Sector Was a Main Detractor

Stock selection and an underweight position in the health care sector and an underweight position in the consumer staples sector were main detractors from fund performance. Our stock selection efforts in China, the U.K., and Denmark, along with an overweight position in China and an underweight position in the U.K., detracted from relative performance.

The portfolio’s overweight position in GAEC Educacao was a main detractor for the period. The Brazil-based private education firm suffered amid concerns about more-stringent requirements to the government’s post-secondary education funding guidelines. The potential effects for GAEC’s future revenues prompted us to exit the position.

An overweight position in Concordia Healthcare, a Canada-based specialty pharmaceuticals company, also was among the fund’s leading detractors. The company’s stock price declined along with shares of other pharmaceuticals companies due to U.S. political wrangling regarding prescription drug prices, which triggered “panic selling.” Nevertheless, we believe the sell-off was unwarranted, particularly because Concordia expects to derive less than 10% of its revenues from U.S. government reimbursements in 2016. We believe acquisitions and solid cost controls should continue to drive Concordia’s earnings growth.

In addition, an overweight position in Ozner Water International Holding, a China-based water purification services provider, was a main detractor. The company’s stock declined early in the period after a short seller accused Ozner of accounting irregularities. Ozner denied the accusations, but we exited the position.

Outlook

We will continue to focus on companies we believe demonstrate improving, sustainable earnings growth, particularly those in the consumer, asset management, and real estate industries. We expect select companies in these industries to benefit from weak energy and commodity prices, a strong U.S. dollar, and ongoing central bank accommodations (especially in Europe and Japan). In Europe, unemployment levels are lower, and expansion in money supply and credit growth suggest ECB policies are gaining traction. We expect any additional quantitative easing (QE) to support Europe’s recovery at the macroeconomic and company levels, but growth may remain modest. A weaker euro should continue to act as a tailwind, helping European manufacturers and exporters by making their goods more competitive in foreign markets. Similarly, QE has weakened the yen, and Japan-based manufacturers and exporters have benefited, though certain domestically focused sectors of the economy remain challenged. We continue to underweight emerging markets, but we have increased the fund’s China exposure due to stabilizing economic data and central bank stimulus measures there.

6

Fund Characteristics

NOVEMBER 30, 2015
Top Ten Holdings	% of net assets
Teleperformance	2.1%
Bellway plc	2.0%
Stroeer SE	1.9%
Aristocrat Leisure Ltd.	1.7%
FinecoBank Banca Fineco SpA	1.5%
Element Financial Corp.	1.5%
Rubis SCA	1.5%
Straumann Holding AG	1.5%
CCL Industries, Inc., Class B	1.4%
Leonteq AG	1.3%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	98.2%
Exchange-Traded Funds	0.5%
Total Equity Exposure	98.7%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(0.1)%

Investments by Country	% of net assets
Japan	23.4%
United Kingdom	8.9%
Germany	8.9%
Canada	8.6%
France	8.3%
China	6.3%
Australia	4.4%
Switzerland	4.3%
Sweden	3.8%
Italy	3.5%
South Korea	2.6%
Taiwan	2.4%
Spain	2.2%
Denmark	2.1%
Other Countries	8.5%
Exchange-Traded Funds*	0.5%
Cash and Equivalents**	1.3%
*Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
**Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expenses Paid During Period(1)6/1/15 - 11/30/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$978.40	$7.44	1.50%
Investor Class (before waiver)	$1,000	$978.40(2)	$8.43	1.70%
Institutional Class (after waiver)	$1,000	$980.80	$6.46	1.30%
Institutional Class (before waiver)	$1,000	$980.80(2)	$7.45	1.50%
A Class (after waiver)	$1,000	$978.30	$8.68	1.75%
A Class (before waiver)	$1,000	$978.30(2)	$9.67	1.95%
C Class (after waiver)	$1,000	$974.60	$12.38	2.50%
C Class (before waiver)	$1,000	$974.60(2)	$13.37	2.70%
R Class (after waiver)	$1,000	$977.10	$9.91	2.00%
R Class (before waiver)	$1,000	$977.10(2)	$10.90	2.20%
Hypothetical
Investor Class (after waiver)	$1,000	$1,017.55	$7.59	1.50%
Investor Class (before waiver)	$1,000	$1,016.55	$8.59	1.70%
Institutional Class (after waiver)	$1,000	$1,018.55	$6.58	1.30%
Institutional Class (before waiver)	$1,000	$1,017.55	$7.59	1.50%
A Class (after waiver)	$1,000	$1,016.30	$8.85	1.75%
A Class (before waiver)	$1,000	$1,015.29	$9.85	1.95%
C Class (after waiver)	$1,000	$1,012.53	$12.61	2.50%
C Class (before waiver)	$1,000	$1,011.53	$13.62	2.70%
R Class (after waiver)	$1,000	$1,015.04	$10.10	2.00%
R Class (before waiver)	$1,000	$1,014.04	$11.11	2.20%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

NOVEMBER 30, 2015

	Shares	Value
COMMON STOCKS — 98.2%
Australia — 4.4%
Aristocrat Leisure Ltd.	381,160	$2,615,966
Bellamy's Australia Ltd.	133,620	1,116,123
Blackmores Ltd.	7,170	952,288
OzForex Group Ltd.	378,390	941,362
Regis Resources Ltd.	517,290	727,633
Sandfire Resources NL	166,850	634,703
		6,988,075
Canada — 8.6%
CCL Industries, Inc., Class B	13,640	2,265,213
Concordia Healthcare Corp.	43,360	1,669,853
Descartes Systems Group, Inc. (The)(1)	74,870	1,495,214
Element Financial Corp.(1)	182,070	2,331,347
FirstService Corp.	37,260	1,517,240
Norbord, Inc.	70,480	1,468,234
Raging River Exploration, Inc.(1)	232,650	1,506,925
Whitecap Resources, Inc.	147,140	1,261,562
		13,515,588
China — 6.3%
Cheetah Mobile, Inc. ADR(1)	58,110	1,121,523
Chinasoft International Ltd.(1)	1,956,000	895,576
Cosmo Lady China Holdings Co. Ltd.	1,230,000	1,197,725
CT Environmental Group Ltd.	4,098,000	1,347,774
PAX Global Technology Ltd.	954,000	1,179,973
Shenzhen Investment Ltd.	2,360,000	1,019,675
Wasion Group Holdings Ltd.	1,054,000	1,201,705
Xinyi Solar Holdings Ltd.	3,874,000	1,568,896
XTEP International Holdings Ltd.	642,000	382,545
		9,915,392
Denmark — 2.1%
Chr Hansen Holding A/S	26,600	1,669,222
Genmab A/S(1)	7,190	926,618
Sydbank A/S	23,860	782,938
		3,378,778
Finland — 0.5%
Cramo Oyj	42,660	863,137
France — 8.3%
APERAM SA(1)	24,290	826,111
Criteo SA ADR(1)	10,120	412,491
Eurofins Scientific	4,660	1,753,758
Nexity SA	34,210	1,460,060
Rubis SCA	29,180	2,319,967

10

	Shares	Value
Sopra Steria Group	12,620	$1,440,035
Teleperformance	38,870	3,231,237
Worldline SA(1)	59,120	1,521,292
		12,964,951
Germany — 8.9%
AURELIUS SE & Co. KGaA	26,890	1,190,547
CTS Eventim AG & Co. KGaA	37,919	1,341,720
Drillisch AG	24,740	1,106,988
Gerresheimer AG	15,100	1,178,993
Jungheinrich AG Preference Shares	16,900	1,311,501
Nordex SE(1)	41,060	1,379,545
NORMA Group	26,490	1,447,819
Sartorius AG Preference Shares	5,070	1,193,207
Stroeer SE	50,130	2,978,743
Wirecard AG	17,310	847,964
		13,977,027
Hong Kong — 1.7%
Melco International Development Ltd.	1,022,000	1,399,847
Regina Miracle International Holdings Ltd.(1)	1,110,000	1,221,172
		2,621,019
India — 0.8%
Indiabulls Housing Finance Ltd.	125,370	1,291,600
Ireland — 0.8%
Dalata Hotel Group plc(1)	220,560	1,200,118
Israel — 1.2%
Frutarom Industries Ltd.	38,980	1,899,892
Italy — 3.5%
Davide Campari-Milano SpA	172,670	1,516,942
FinecoBank Banca Fineco SpA	309,990	2,420,372
OVS SpA(1)	233,630	1,589,661
		5,526,975
Japan — 23.4%
Anicom Holdings, Inc.(1)	62,300	1,415,035
Asahi Intecc Co. Ltd.	17,100	743,176
Dip Corp.	83,500	1,901,982
Ezaki Glico Co. Ltd.	39,000	1,961,089
Gulliver International Co. Ltd.	135,600	1,266,775
Haseko Corp.	71,300	796,985
Hoshizaki Electric Co. Ltd.	17,300	1,215,638
Invincible Investment Corp.	2,150	1,294,192
Jamco Corp.	36,500	1,292,770
Japan Aviation Electronics Industry Ltd.	41,000	716,418
Kose Corp.	11,700	1,224,175
Kyoritsu Maintenance Co. Ltd.	16,400	1,320,260
MISUMI Group, Inc.	91,000	1,235,264
Mitsubishi Pencil Co. Ltd.	22,500	1,061,941
Nifco, Inc.	38,400	1,634,573

11

	Shares	Value
Nihon M&A Center, Inc.	18,600	$831,032
Nipro Corp.	102,900	1,129,309
NS Solutions Corp.	37,000	1,713,241
Penta-Ocean Construction Co. Ltd.	277,200	1,101,144
Pigeon Corp.	53,100	1,522,689
Resorttrust, Inc.	42,400	1,131,470
Ryohin Keikaku Co. Ltd.	7,800	1,682,924
Sohgo Security Services Co. Ltd.	31,400	1,510,057
Takeuchi Manufacturing Co. Ltd.	59,100	1,265,537
Temp Holdings Co. Ltd.	103,200	1,666,625
Topcon Corp.	62,400	1,097,449
Tsuruha Holdings, Inc.	21,200	1,894,395
Zenkoku Hosho Co. Ltd.	35,000	1,147,238
		36,773,383
Malaysia — 1.0%
My EG Services Bhd	1,925,100	1,539,538
Mexico — 0.4%
Alsea SAB de CV	114,530	408,427
Banregio Grupo Financiero SAB de CV	28,549	151,009
		559,436
Netherlands — 1.2%
TKH Group NV	28,100	1,047,430
USG People NV	54,770	842,257
		1,889,687
Norway — 0.4%
Hoegh LNG Holdings Ltd.	51,610	632,465
Philippines — 0.5%
D&L Industries, Inc.	3,770,600	750,926
South Korea — 2.6%
Byucksan Corp.	107,780	795,751
Cosmax, Inc.	4,390	693,727
Cuckoo Electronics Co. Ltd.	4,210	870,683
NongShim Co. Ltd.	4,840	1,736,557
		4,096,718
Spain — 2.2%
Cellnex Telecom SAU(1)	66,550	1,209,038
Melia Hotels International SA	140,170	1,783,083
Merlin Properties Socimi SA	31,910	397,494
		3,389,615
Sweden — 3.8%
Avanza Bank Holding AB	22,390	965,241
Indutrade AB	16,120	881,796
Inwido AB	88,100	1,080,821
Nobia AB	116,310	1,428,237
Saab AB, B Shares	54,530	1,689,956
		6,046,051
Switzerland — 4.3%
Leonteq AG	13,990	2,107,644

12

	Shares	Value
Straumann Holding AG	7,760	$2,296,661
U-Blox AG	5,860	1,213,180
Ypsomed Holding AG	7,490	1,072,340
		6,689,825
Taiwan — 2.4%
Eclat Textile Co. Ltd.	54,000	726,242
Hota Industrial Manufacturing Co. Ltd.	438,000	1,690,705
St. Shine Optical Co. Ltd.	68,000	1,302,004
		3,718,951
United Kingdom — 8.9%
Auto Trader Group plc(1)	333,320	2,039,678
Bellway plc	81,360	3,205,547
Domino's Pizza Group plc	96,650	1,529,882
Hikma Pharmaceuticals plc	55,050	1,795,018
Redrow plc	224,600	1,536,422
Rightmove plc	26,840	1,617,352
RPC Group plc	37,790	435,403
Sophos Group plc	94,280	402,698
Telit Communications plc(1)	94,140	320,432
Virgin Money Holdings UK plc	212,530	1,139,205
		14,021,637
TOTAL COMMON STOCKS (Cost $132,101,360)		154,250,784
EXCHANGE-TRADED FUNDS — 0.5%
iShares MSCI Indonesia ETF (Cost $762,374)	36,010	735,324
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.625%, 8/31/17, valued at $723,570), in a joint trading account at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $709,579)		709,579
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $1,208,488), at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $1,182,000)		1,182,000
State Street Institutional Liquid Reserves Fund, Premier Class	279,217	279,217
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,170,796)		2,170,796
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $135,034,530)		157,156,904
OTHER ASSETS AND LIABILITIES — (0.1)%		(92,436)
TOTAL NET ASSETS — 100.0%		$157,064,468

13

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	23.4%
Industrials	16.4%
Information Technology	14.5%
Financials	13.6%
Health Care	9.6%
Consumer Staples	8.0%
Materials	6.6%
Utilities	2.4%
Energy	2.2%
Telecommunication Services	1.5%
Exchange-Traded Funds	0.5%
Cash and Equivalents*	1.3%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

NOVEMBER 30, 2015
Assets
Investment securities, at value (cost of $135,034,530)	$157,156,904
Foreign currency holdings, at value (cost of $39,577)	36,612
Receivable for investments sold	226,204
Receivable for capital shares sold	137,009
Dividends and interest receivable	183,757
Other assets	30,127
157,770,613

Liabilities
Payable for investments purchased	396,242
Payable for capital shares redeemed	112,388
Accrued management fees	192,114
Distribution and service fees payable	5,401
706,145

Net Assets	$157,064,468

Net Assets Consist of:
Capital (par value and paid-in surplus)	$134,294,428
Accumulated net investment loss	(426,288)
Undistributed net realized gain	1,104,276
Net unrealized appreciation	22,092,052
$157,064,468

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$128,449,706	14,142,365	$9.08
Institutional Class, $0.01 Par Value	$6,685,432	728,558	$9.18
A Class, $0.01 Par Value	$19,795,904	2,192,336	$9.03*
C Class, $0.01 Par Value	$1,479,178	167,881	$8.81
R Class, $0.01 Par Value	$654,248	72,943	$8.97
*Maximum offering price $9.58 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $185,516)	$1,729,352
Interest	653
1,730,005

Expenses:
Management fees	2,490,326
Distribution and service fees:
A Class	41,801
C Class	10,314
R Class	3,102
Directors' fees and expenses	5,136
Other expenses	4,153
2,554,832
Fees waived	(292,960)
2,261,872

Net investment income (loss)	(531,867)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $68,213)	3,622,685
Foreign currency transactions	(87,458)
3,535,227

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $142,183)	5,262,771
Translation of assets and liabilities in foreign currencies	(627)
5,262,144

Net realized and unrealized gain (loss)	8,797,371

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,265,504

 See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2015 AND NOVEMBER 30, 2014
Increase (Decrease) in Net Assets	November 30, 2015	November 30, 2014
Operations
Net investment income (loss)	$(531,867)	$144,525
Net realized gain (loss)	3,535,227	9,579,587
Change in net unrealized appreciation (depreciation)	5,262,144	(14,469,947)
Net increase (decrease) in net assets resulting from operations	8,265,504	(4,745,835)

Distributions to Shareholders
From net investment income:
Investor Class	(310,451)	(420,466)
Institutional Class	(10,868)	(13,066)
A Class	(28,281)	(24,247)
C Class	(75)	—
R Class	(690)	(931)
From net realized gains:
Investor Class	(5,094,004)	—
Institutional Class	(186,683)	—
A Class	(623,812)	—
C Class	(30,823)	—
R Class	(24,603)	—
Decrease in net assets from distributions	(6,310,290)	(458,710)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	10,796,697	1,336,793

Redemption Fees
Increase in net assets from redemption fees	9,050	15,927

Net increase (decrease) in net assets	12,760,961	(3,851,825)

Net Assets
Beginning of period	144,303,507	148,155,332
End of period	$157,064,468	$144,303,507

Accumulated (distributions in excess of) net investment income (loss)	$(426,288)	$(51,024)

 See Notes to Financial Statements.

17

Notes to Financial Statements

NOVEMBER 30, 2015

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

18

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply

19

with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.400% to 2.000% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 1.200% to 1.800% for the Institutional Class. During the year ended November 30, 2015, the investment advisor voluntarily agreed to waive 0.200% of the funds management fee. The investment advisor expects this waiver to continue until March 31, 2016, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended November 30, 2015 was $246,785, $9,430, $33,441, $2,063 and $1,241 for the Investor Class, Institutional Class, A Class, C Class, and R Class, respectively. The effective annual management fee before waiver for each class for the year ended November 30, 2015 was 1.71% for the Investor Class, A Class, C Class and R Class and 1.51% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended November 30, 2015 was 1.51% for the Investor Class, A Class, C Class and R Class and 1.31% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2015 were $222,395,960 and $219,851,043, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2015		Year ended November 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	110,000,000		100,000,000
Sold	2,966,146	$26,732,584	2,685,760	$25,258,750
Issued in reinvestment of distributions	628,862	5,205,836	40,854	398,738
Redeemed	(3,331,759)	(28,971,648)	(3,766,046)	(34,806,024)
	263,249	2,966,772	(1,039,432)	(9,148,536)
Institutional Class/Shares Authorized	40,000,000		10,000,000
Sold	736,174	6,598,320	262,432	2,466,869
Issued in reinvestment of distributions	23,676	197,551	1,325	13,066
Redeemed	(529,250)	(4,527,913)	(99,633)	(949,489)
	230,600	2,267,958	164,124	1,530,446
A Class/Shares Authorized	30,000,000		10,000,000
Sold	1,261,101	11,178,064	1,319,086	12,391,569
Issued in reinvestment of distributions	79,078	652,093	2,490	24,247
Redeemed	(800,417)	(7,101,223)	(403,650)	(3,771,629)
	539,762	4,728,934	917,926	8,644,187
C Class/Shares Authorized	20,000,000		10,000,000
Sold	92,172	824,061	50,814	476,323
Issued in reinvestment of distributions	3,828	30,898	—	—
Redeemed	(9,757)	(83,153)	(16,090)	(145,611)
	86,243	771,806	34,724	330,712
R Class/Shares Authorized	20,000,000		10,000,000
Sold	5,465	48,213	4,899	45,517
Issued in reinvestment of distributions	3,084	25,293	96	931
Redeemed	(1,482)	(12,279)	(7,210)	(66,464)
	7,067	61,227	(2,215)	(20,016)
Net increase (decrease)	1,126,921	$10,796,697	75,127	$1,336,793

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,534,014	$152,716,770	—
Exchange-Traded Funds	735,324	—	—
Temporary Cash Investments	279,217	1,891,579	—
	$2,548,555	$154,608,349	—
7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 22, 2015, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 21, 2015 of $0.1436 for the Investor Class, Institutional Class, A Class, C Class and R Class.

On December 22, 2015, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 21, 2015:

Investor Class	Institutional Class	A Class	C Class	R Class
$0.0796	$0.0939	$0.0617	$0.0082	$0.0439

The tax character of distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$350,365	$458,710
Long-term capital gains	$5,959,925	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of November 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$137,603,052
Gross tax appreciation of investments	$22,938,273
Gross tax depreciation of investments	(3,384,421)
Net tax appreciation (depreciation) of investments	19,553,852
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(30,322)
Net tax appreciation (depreciation)	$19,523,530
Undistributed ordinary income	$925,642
Accumulated long-term gains	$2,320,868

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$8.92	(0.03)	0.58	0.55	(0.02)	(0.37)	(0.39)	$9.08	6.67%	1.51%	1.71%	(0.33)%	(0.53)%	152%	$128,450
2014	$9.20	0.01	(0.26)	(0.25)	(0.03)	—	(0.03)	$8.92	(2.77)%	1.55%	1.75%	0.11%	(0.09)%	128%	$123,835
2013	$7.14	—(3)	2.14	2.14	(0.08)	—	(0.08)	$9.20	30.13%	1.72%	1.79%	(0.04)%	(0.11)%	123%	$137,264
2012	$5.98	—(3)	1.16	1.16	—	—	—	$7.14	19.40%	1.87%	1.87%	(0.04)%	(0.04)%	127%	$99,445
2011	$6.29	(0.01)	(0.27)	(0.28)	(0.03)	—	(0.03)	$5.98	(4.57)%	1.83%	1.83%	(0.17)%	(0.17)%	146%	$89,708
Institutional Class
2015	$9.02	(0.01)	0.58	0.57	(0.04)	(0.37)	(0.41)	$9.18	6.82%	1.31%	1.51%	(0.13)%	(0.33)%	152%	$6,685
2014	$9.29	0.03	(0.27)	(0.24)	(0.03)	—	(0.03)	$9.02	(2.58)%	1.35%	1.55%	0.31%	0.11%	128%	$4,491
2013	$7.21	(0.04)	2.21	2.17	(0.09)	—	(0.09)	$9.29	30.38%	1.52%	1.59%	0.16%	0.09%	123%	$3,100
2012	$6.03	0.01	1.17	1.18	—	—	—	$7.21	19.57%	1.67%	1.67%	0.16%	0.16%	127%	$45
2011	$6.34	—(3)	(0.27)	(0.27)	(0.04)	—	(0.04)	$6.03	(4.35)%	1.63%	1.63%	0.03%	0.03%	146%	$37

24

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015	$8.88	(0.05)	0.58	0.53	(0.01)	(0.37)	(0.38)	$9.03	6.48%	1.76%	1.96%	(0.58)%	(0.78)%	152%	$19,796
2014	$9.18	(0.01)	(0.27)	(0.28)	(0.02)	—	(0.02)	$8.88	(3.06)%	1.80%	2.00%	(0.14)%	(0.34)%	128%	$14,683
2013	$7.12	(0.03)	2.15	2.12	(0.06)	—	(0.06)	$9.18	29.89%	1.97%	2.04%	(0.29)%	(0.36)%	123%	$6,743
2012	$5.98	(0.04)	1.18	1.14	—	—	—	$7.12	19.06%	2.12%	2.12%	(0.29)%	(0.29)%	127%	$1,931
2011	$6.29	(0.04)	(0.26)	(0.30)	(0.01)	—	(0.01)	$5.98	(4.81)%	2.10%	2.10%	(0.44)%	(0.44)%	146%	$5,147
C Class
2015	$8.73	(0.12)	0.57	0.45	—(3)	(0.37)	(0.37)	$8.81	5.59%	2.51%	2.71%	(1.33)%	(1.53)%	152%	$1,479
2014	$9.07	(0.08)	(0.26)	(0.34)	—	—	—	$8.73	(3.75)%	2.55%	2.75%	(0.89)%	(1.09)%	128%	$713
2013	$7.04	(0.09)	2.12	2.03	—	—	—	$9.07	29.02%	2.72%	2.79%	(1.04)%	(1.11)%	123%	$425
2012	$5.95	(0.06)	1.15	1.09	—	—	—	$7.04	18.15%	2.87%	2.87%	(1.04)%	(1.04)%	127%	$123
2011	$6.30	(0.06)	(0.29)	(0.35)	—	—	—	$5.95	(5.56)%	2.83%	2.83%	(1.17)%	(1.17)%	146%	$103
R Class
2015	$8.85	(0.07)	0.57	0.50	(0.01)	(0.37)	(0.38)	$8.97	6.09%	2.01%	2.21%	(0.83)%	(1.03)%	152%	$654
2014	$9.15	(0.04)	(0.25)	(0.29)	(0.01)	—	(0.01)	$8.85	(3.15)%	2.05%	2.25%	(0.39)%	(0.59)%	128%	$583
2013	$7.10	(0.03)	2.12	2.09	(0.04)	—	(0.04)	$9.15	29.50%	2.22%	2.29%	(0.54)%	(0.61)%	123%	$623
2012	$5.98	(0.03)	1.15	1.12	—	—	—	$7.10	18.73%	2.37%	2.37%	(0.54)%	(0.54)%	127%	$109
2011	$6.30	(0.04)	(0.28)	(0.32)	—	—	—	$5.98	(5.08)%	2.33%	2.33%	(0.67)%	(0.67)%	146%	$61

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Opportunities Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunities Fund of American Century World Mutual Funds, Inc. as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2016

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Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown(1) (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

(1) Thomas A. Brown retired as Director of the Board effective December 31, 2015.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

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Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain

32

effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

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Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

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Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2015.

The fund hereby designates $5,959,925, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2015.

For the fiscal year ended November 30, 2015, the fund intends to pass through to shareholders foreign source income of $1,910,506 and foreign taxes paid of $185,516, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2015 are $0.1104 and $0.0107, respectively.

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87755 1601

ANNUAL REPORT	NOVEMBER 30, 2015

International Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—were dominant themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would soar in 2015. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered, particularly the European Central Bank, the Bank of Japan, and the People’s Bank of China. This monetary policy divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, which declined approximately 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general, especially as China’s economy slowed. In this environment, the U.S. dollar, U.S. growth stocks, and U.S. municipal bonds generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in 2016, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us in the coming year.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of November 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
A Class	MEQAX					3/31/97
No sales charge*		-8.77%	4.88%	3.49%(1)	3.70%(1)
With sales charge*		-13.98%	3.66%	2.89%(1)	3.37%(1)
MSCI EAFE Value Index	—	-7.14%	4.61%	2.56%	5.09%	—
Investor Class	ACEVX	-8.56%	5.13%	—	2.37%	4/3/06
Institutional Class	ACVUX	-8.37%	5.37%	—	2.57%	4/3/06
C Class	ACCOX	-9.39%	4.12%	—	1.35%	4/3/06
R Class	ACVRX	-8.95%	4.62%	—	1.85%	4/3/06
R6 Class	ACVDX	-8.22%	—	—	0.85%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

International Value acquired all the net assets of the Mason Street International Equity Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund’s shareholders on March 15, 2006. Performance information prior to April 1, 2006, is that of the Mason Street International Equity Fund.

(1)	Returns would have been lower if a portion of the fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2005*
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2015
A Class — $13,291**

MSCI EAFE Value Index — $12,875

* The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.
** Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.31%	1.11%	1.56%	2.31%	1.81%	0.96%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Elizabeth Xie, Yulin Long, and Vinod Chandrashekaran

Performance Summary

International Value declined -8.56%* for the fiscal year ended November 30, 2015, compared with the -7.14% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect operating expenses, while benchmark returns do not.

During a period of disappointing global growth, falling oil and commodity prices, and geopolitical instability, most international equity markets declined. Notable benchmark exceptions included Japanese equities, which outperformed due largely to the weak yen and subsequent exporter-led rally.

The fund’s stock selection process incorporates factors of valuation, quality, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Valuation insights, particularly during the second half of the period, were most difficult, while factors of quality and sentiment proved effective, contributing to fund results. Difficult stock selection among utilities, health care, and financials led to underperformance. Conversely, telecommunication services and industrials holdings, as well as positioning in the materials sector, contributed favorably to relative returns. From a geographical perspective, Pacific region investments, particularly in Japan, weighed on the fund’s results, while stock selection in several European countries, including the U.K. and Denmark, was beneficial.

Japan-Based Holdings Detracted from Performance

Having limited exposure in a number of Japan-based companies that appreciated strongly, due in part to yen weakness versus the U.S. dollar, hurt the fund’s relative returns. An underweight position, relative to the benchmark, to Mizuho Financial Group pressured relative returns as the financial service company gained on strong fee income and bullish company guidance. Not holding the security during the first part of the year was detrimental, but justified given the company’s weak profiles across all measures. Improving factors of sentiment, and to a lesser extent valuation, caused us to add the security in July 2015.

Overweight exposure to Germany-based utility companies RWE and E.ON negatively impacted performance as electricity rates fell to their lowest levels in more than a decade and government regulations called for a transition from nuclear power plants to renewable energy sources by 2022. We exited our investment in RWE on deterioration across quality and sentiment, but maintain exposure to E.ON based on strong factors of valuation and quality as the company moves its focus to renewable energy sources. France-based utility Engie faced similar headwinds, and lowered its profit outlook following delays in reopening two Belgian power plants. We retain the overweight position based on a solid valuation profile. Elsewhere in the fund, a portfolio-only position in U.K.-based Vedanta Resources was detrimental as the metals and mining holding declined steadily over the course of the period amid multi-year lows for metals prices, weakening sales, and overcapacity due to subdued demand. The holding was ultimately exited.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Stock Selection in Europe Benefited Results

Security selection in a number of European markets, particularly in the U.K. and Denmark, helped to somewhat limit the fund’s losses. Not owning several U.K.-based metals and mining companies, including Glencore and Anglo American, benefited results as the price of commodities and metals declined steadily over the course of the 12-month period. An overweight position in Direct Line Insurance Group, another U.K.-based holding, also proved beneficial. Shares of Britain’s largest auto insurer reached record highs after the company beat first-half profit expectations and issued a substantial cash dividend to shareholders.

Outside of the U.K., contribution stemmed from a portfolio-only position in Denmark-based Vestas Wind Systems. The wind turbine manufacturer produced several consecutive quarters of increasing earnings and revenues and upgraded its full-year outlook based on growing demand and rising orders for renewable power generation. In telecommunication services, among the best relative and absolute performing sectors in the fund, Nippon Telegraph and Telephone bolstered results. Japan’s largest fixed-line telephone company produced its strongest quarterly profits in nearly seven years and announced a share buy-back program.

A Look Ahead

As we approach 2016, economic activity in most global markets continues to lag that of the U.S. We believe that divergence in monetary policy between the U.S. and much of the rest of the world will continue as the U.S. Federal Reserve (Fed) raises interest rates, while central banks elsewhere maintain aggressive monetary stimulus. Investor sentiment in financial markets is therefore likely to be driven by the pace and magnitude of Fed rate moves, as well as by the trajectory of global economic growth, particularly in China. In such an environment, we believe that our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.

We believe that stock selection—rather than regional and sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the fund’s country and sector weightings are primarily a result of identifying what we believe to be superior individual securities. The fund's largest, but modest, overweights are in consumer discretionary and telecommunication services, while the underweights are led by the utilities and health care sectors. Geographically, the fund’s greatest underweight is in Asia, while exposure to Europe is greater than that of the benchmark.

Fund Characteristics

NOVEMBER 30, 2015
Top Ten Holdings	% of net assets
AstraZeneca plc	2.4%
HSBC Holdings plc	2.1%
Royal Dutch Shell plc, B Shares	1.8%
Sumitomo Mitsui Financial Group, Inc.	1.8%
AXA SA	1.8%
ING Groep NV CVA	1.7%
Zurich Insurance Group AG	1.7%
Eni SpA	1.6%
Sanofi	1.6%
Allianz SE	1.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Exchange-Traded Funds	0.9%
Total Equity Exposure	99.5%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	0.4%

Investments by Country	% of net assets
United Kingdom	23.8%
Japan	22.9%
France	10.9%
Germany	7.3%
Switzerland	5.7%
Australia	5.2%
Italy	3.8%
Hong Kong	3.7%
Sweden	3.3%
Netherlands	2.8%
Spain	2.3%
Other Countries	6.9%
Exchange-Traded Funds*	0.9%
Cash and Equivalents**	0.5%
*Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
**Includes temporary cash investments and other assets and liabilities.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expenses Paid During Period(1)6/1/15 - 11/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$896.90	$6.23	1.31%
Institutional Class	$1,000	$898.10	$5.28	1.11%
A Class	$1,000	$896.10	$7.42	1.56%
C Class	$1,000	$893.20	$10.96	2.31%
R Class	$1,000	$895.50	$8.60	1.81%
R6 Class	$1,000	$899.20	$4.57	0.96%
Hypothetical
Investor Class	$1,000	$1,018.50	$6.63	1.31%
Institutional Class	$1,000	$1,019.50	$5.62	1.11%
A Class	$1,000	$1,017.25	$7.89	1.56%
C Class	$1,000	$1,013.49	$11.66	2.31%
R Class	$1,000	$1,015.99	$9.15	1.81%
R6 Class	$1,000	$1,020.26	$4.86	0.96%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

NOVEMBER 30, 2015

	Shares	Value
COMMON STOCKS — 98.6%
Australia — 5.2%
Australia & New Zealand Banking Group Ltd.	33,082	$649,561
BHP Billiton Ltd.	16,552	216,545
CIMIC Group Ltd.	27,785	503,358
Commonwealth Bank of Australia	569	32,685
Downer EDI Ltd.	48,311	126,128
National Australia Bank Ltd.	5,630	119,665
Qantas Airways Ltd.(1)	214,079	563,552
Telstra Corp. Ltd.	122,567	475,113
Westpac Banking Corp.	44,168	1,026,945
Woodside Petroleum Ltd.	17,553	382,226
		4,095,778
Belgium — 1.3%
bpost SA	7,555	183,591
KBC Groep NV	13,755	821,106
		1,004,697
China — 0.1%
China Merchants Bank Co. Ltd., H Shares	48,000	112,796
Denmark — 1.1%
Vestas Wind Systems A/S	13,157	858,432
Finland — 0.3%
UPM-Kymmene Oyj	12,363	236,033
France — 10.9%
AXA SA	51,527	1,394,230
BNP Paribas SA	11,275	668,416
Engie SA	41,244	718,574
Eutelsat Communications SA	7,668	228,871
Faurecia	13,551	508,694
Innate Pharma SA(1)	5,386	78,928
Metropole Television SA	6,483	120,416
Nexans SA(1)	2,954	112,982
Orange SA	50,731	876,893
Peugeot SA(1)	49,767	889,150
Sanofi	14,308	1,275,582
Societe Generale SA	3,303	157,669
Suez Environnement Co.	13,058	247,577
Technicolor SA	40,013	300,073
Total SA	13,678	679,220
UbiSoft Entertainment SA(1)	3,963	110,958
Valeo SA	1,320	204,385
		8,572,618
Germany — 7.3%
Allianz SE	6,814	1,206,968

	Shares	Value
Aurubis AG	6,505	$405,292
BASF SE	2,678	221,658
Deutsche Bank AG	17,438	447,798
Deutsche Telekom AG	45,977	847,911
Dialog Semiconductor plc(1)	1,063	39,691
E.ON SE	48,922	464,990
Grand City Properties SA	5,306	109,318
Hannover Rueck SE	2,747	321,434
Metro AG	19,527	651,122
ProSiebenSat.1 Media SE	13,771	723,123
Siemens AG	3,047	315,943
		5,755,248
Hong Kong — 3.7%
BOC Hong Kong Holdings Ltd.	27,500	84,237
CK Hutchison Holdings Ltd.	26,000	341,035
Dah Sing Banking Group Ltd.	61,200	119,346
Hang Seng Bank Ltd.	54,400	985,780
Link REIT	129,500	787,511
New World Development Co. Ltd.	326,000	324,594
WH Group Ltd.(1)	528,500	272,653
		2,915,156
Israel — 1.4%
Bank Hapoalim BM	153,528	793,902
Bezeq The Israeli Telecommunication Corp. Ltd.	36,778	79,226
Mizrahi Tefahot Bank Ltd.	5,089	60,215
Teva Pharmaceutical Industries Ltd.	2,553	156,350
		1,089,693
Italy — 3.8%
A2A SpA	219,798	308,863
Enel SpA	91,153	401,988
Eni SpA	78,614	1,280,779
EXOR SpA	6,534	292,846
Fiat Chrysler Automobiles NV(1)	29,922	427,422
UnipolSai SpA	99,099	255,685
		2,967,583
Japan — 22.9%
Bank of Yokohama Ltd. (The)	31,000	182,449
Canon, Inc.	36,500	1,101,820
Central Japan Railway Co.	4,800	857,254
Chiba Bank Ltd. (The)	24,000	165,524
Daiichikosho Co., Ltd.	1,400	45,890
Daiwa Securities Group, Inc.	13,000	84,093
Fuji Heavy Industries Ltd.	5,800	239,727
FUJIFILM Holdings Corp.	15,000	607,555
Honda Motor Co., Ltd.	7,600	247,077
Iida Group Holdings Co. Ltd.	19,700	383,118
ITOCHU Corp.	36,600	446,574

	Shares	Value
Jafco Co. Ltd.	6,800	$270,122
Japan Airlines Co. Ltd.	22,500	769,496
JX Holdings, Inc.	231,300	938,165
Kawasaki Kisen Kaisha Ltd.	193,000	396,661
KDDI Corp.	13,300	330,393
Medipal Holdings Corp.	17,700	310,145
Mitsubishi Chemical Holdings Corp.	107,800	706,436
Mitsubishi Motors Corp.	5,900	52,530
Mitsubishi UFJ Financial Group, Inc.	164,300	1,054,403
Mitsui Mining & Smelting Co. Ltd.	91,000	175,199
Mixi, Inc.	3,500	143,298
Mizuho Financial Group, Inc.	20,700	41,787
MS&AD Insurance Group Holdings, Inc.	21,900	617,683
Nippon Telegraph & Telephone Corp.	24,600	912,258
NTT Data Corp.	4,900	238,830
NTT DoCoMo, Inc.	16,500	312,039
OKUMA Corp.	5,000	45,451
ORIX Corp.	21,600	311,717
Panasonic Corp.	27,700	314,466
Sankyu, Inc.	48,000	239,415
SBI Holdings, Inc.	39,300	445,358
Seven Bank Ltd.	113,500	496,966
Sony Corp.	30,100	776,829
Sumitomo Chemical Co. Ltd.	115,000	659,545
Sumitomo Mitsui Financial Group, Inc.	36,800	1,404,140
Takeda Pharmaceutical Co., Ltd.	3,600	174,970
Teijin Ltd.	107,000	380,715
Tokyo Electric Power Co., Inc.(1)	104,500	640,073
Toyota Motor Corp.	8,900	553,593
		18,073,764
Netherlands — 2.8%
Boskalis Westminster NV	1,010	44,947
ING Groep NV CVA	95,844	1,315,925
Koninklijke Ahold NV	39,931	868,673
		2,229,545
New Zealand — 0.2%
Meridian Energy Ltd.	64,205	98,050
Mighty River Power Ltd.	45,212	86,306
		184,356
Norway — 1.0%
TGS Nopec Geophysical Co. ASA	41,758	802,914
Portugal — 1.0%
EDP - Energias de Portugal SA	230,110	767,052
Singapore — 0.5%
Oversea-Chinese Banking Corp. Ltd.	37,700	231,724
United Overseas Bank Ltd.	9,300	127,842
		359,566

	Shares	Value
Spain — 2.3%
Banco Santander SA	100,893	$550,901
Endesa SA	25,089	519,022
Mapfre SA	57,509	157,797
Telefonica SA	46,233	570,294
		1,798,014
Sweden — 3.3%
Axfood AB	3,798	68,977
Boliden AB	3,691	67,838
Electrolux AB	3,022	88,701
Investment AB Kinnevik, B Shares	7,581	233,207
Investor AB, B Shares	21,135	805,484
Peab AB	29,279	223,576
Skanska AB, B Shares	25,284	503,256
SKF AB, B Shares	37,570	655,185
		2,646,224
Switzerland — 5.7%
Nestle SA	12,562	932,214
Novartis AG	2,977	254,485
Roche Holding AG	3,070	822,069
Swiss Reinsurance Co.	10,872	1,036,108
Transocean Ltd.	11,199	161,642
Zurich Insurance Group AG	4,982	1,311,779
		4,518,297
United Kingdom — 23.8%
AstraZeneca plc	27,372	1,856,154
Aviva plc	62,478	481,311
Barclays plc	48,618	163,435
Berkeley Group Holdings plc	8,518	411,938
BHP Billiton plc	41,394	496,815
BP plc	106,384	617,266
British Land Co. plc (The)	18,328	230,216
BT Group plc	89,354	668,102
Centrica plc	57,977	190,443
Debenhams plc	86,227	108,568
Direct Line Insurance Group plc	117,603	729,387
GlaxoSmithKline plc	24,171	493,455
Go-Ahead Group plc	5,367	212,427
HSBC Holdings plc	211,006	1,682,729
Imperial Tobacco Group plc	10,059	543,577
Investec plc	93,397	794,758
Land Securities Group plc	18,156	336,614
Legal & General Group plc	202,135	826,542
Lloyds Banking Group plc	615,224	676,039
Man Group plc	269,539	662,514
Marks & Spencer Group plc	80,073	606,004
Moneysupermarket.com Group plc	9,000	44,189
Petrofac Ltd.	19,014	236,255
Rio Tinto plc	33,656	1,119,472

	Shares	Value
Royal Dutch Shell plc, B Shares	57,077	$1,420,119
Royal Mail plc	77,758	569,278
Segro plc	50,649	336,558
Sky plc	50,762	845,566
Standard Chartered plc	20,360	170,861
Thomas Cook Group plc(1)	47,394	85,585
Vodafone Group plc	130,443	440,562
WM Morrison Supermarkets plc	329,703	757,262
		18,814,001
TOTAL COMMON STOCKS (Cost $81,030,214)		77,801,767
EXCHANGE-TRADED FUNDS — 0.9%
iShares MSCI EAFE Value ETF	7,439	359,601
iShares MSCI Japan ETF	26,700	330,813
TOTAL EXCHANGE-TRADED FUNDS (Cost $760,877)		690,414
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.625%, 8/31/17, valued at $35,867), in a joint trading account at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $35,173)		35,173
State Street Institutional Liquid Reserves Fund, Premier Class	72,432	72,432
TOTAL TEMPORARY CASH INVESTMENTS (Cost $107,605)		107,605
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $81,898,696)		78,599,786
OTHER ASSETS AND LIABILITIES — 0.4%		289,359
TOTAL NET ASSETS — 100.0%		$78,889,145

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	36.3%
Consumer Discretionary	10.5%
Industrials	10.1%
Energy	8.3%
Telecommunication Services	6.9%
Health Care	6.8%
Materials	5.9%
Utilities	5.6%
Consumer Staples	5.2%
Information Technology	3.0%
Exchange-Traded Funds	0.9%
Cash and Equivalents*	0.5%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2015
Assets
Investment securities, at value (cost of $81,898,696)	$78,599,786
Foreign currency holdings, at value (cost of $30,793)	30,809
Receivable for capital shares sold	76,170
Dividends and interest receivable	383,554
Other assets	138
79,090,457

Liabilities
Payable for capital shares redeemed	120,369
Accrued management fees	74,826
Distribution and service fees payable	6,117
201,312

Net Assets	$78,889,145

Net Assets Consist of:
Capital (par value and paid-in surplus)	$86,603,877
Undistributed net investment income	1,719,770
Accumulated net realized loss	(6,127,064)
Net unrealized depreciation	(3,307,438)
$78,889,145

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$20,945,205	2,674,539	$7.83
Institutional Class, $0.01 Par Value	$7,798,461	994,840	$7.84
A Class, $0.01 Par Value	$14,838,249	1,889,960	$7.85*
C Class, $0.01 Par Value	$3,502,191	450,436	$7.78
R Class, $0.01 Par Value	$387,306	49,636	$7.80
R6 Class, $0.01 Par Value	$31,417,733	4,003,978	$7.85
*Maximum offering price $8.33 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $196,236)	$2,761,910
Interest	313
2,762,223

Expenses:
Management fees	812,902
Distribution and service fees:
A Class	40,292
C Class	28,363
R Class	2,385
Directors' fees and expenses	2,321
Other expenses	5,676
891,939

Net investment income (loss)	1,870,284

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $5,524)	(3,432,774)
Foreign currency transactions	(65,660)
(3,498,434)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $8,663)	(6,223,998)
Translation of assets and liabilities in foreign currencies	(3,013)
(6,227,011)

Net realized and unrealized gain (loss)	(9,725,445)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,855,161)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2015 AND NOVEMBER 30, 2014
Increase (Decrease) in Net Assets	November 30, 2015	November 30, 2014
Operations
Net investment income (loss)	$1,870,284	$1,296,535
Net realized gain (loss)	(3,498,434)	1,859,752
Change in net unrealized appreciation (depreciation)	(6,227,011)	(2,844,163)
Net increase (decrease) in net assets resulting from operations	(7,855,161)	312,124

Distributions to Shareholders
From net investment income:
Investor Class	(717,239)	(338,923)
Institutional Class	(39,683)	(42,388)
A Class	(541,676)	(303,879)
C Class	(67,359)	(35,907)
R Class	(15,630)	(6,548)
R6 Class	(84,394)	(593)
Decrease in net assets from distributions	(1,465,981)	(728,238)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	49,861,719	2,180,068

Redemption Fees
Increase in net assets from redemption fees	1,235	8,266

Net increase (decrease) in net assets	40,541,812	1,772,220

Net Assets
Beginning of period	38,347,333	36,575,113
End of period	$78,889,145	$38,347,333

Undistributed net investment income	$1,719,770	$1,269,512

 See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2015

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT International Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.100% to 1.300% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.900% to 1.100% for the Institutional Class and 0.750% to 0.950% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2015 was 1.30% for the Investor Class, A Class, C Class and R Class, 1.10% for the Institutional Class and 0.95% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2015 were $101,479,733 and $50,893,516, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2015		Year ended November 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		20,000,000
Sold	1,194,072	$10,050,047	986,098	$9,072,889
Issued in reinvestment of distributions	85,418	699,499	36,672	328,583
Redeemed	(745,377)	(6,071,118)	(880,533)	(7,966,252)
	534,113	4,678,428	142,237	1,435,220
Institutional Class/Shares Authorized	40,000,000		5,000,000
Sold	2,680,128	23,061,474	201,824	1,819,795
Issued in reinvestment of distributions	4,791	39,683	4,736	42,388
Redeemed	(1,747,655)	(14,212,748)	(234,722)	(2,156,272)
	937,264	8,888,409	(28,162)	(294,089)
A Class/Shares Authorized	30,000,000		25,000,000
Sold	591,514	5,007,397	301,668	2,766,714
Issued in reinvestment of distributions	65,172	536,132	33,692	303,228
Redeemed	(493,915)	(4,062,546)	(335,290)	(3,076,292)
	162,771	1,480,983	70	(6,350)
C Class/Shares Authorized	30,000,000		10,000,000
Sold	214,569	1,747,541	88,235	798,160
Issued in reinvestment of distributions	8,092	66,273	3,916	35,093
Redeemed	(32,269)	(262,759)	(56,011)	(523,901)
	190,392	1,551,055	36,140	309,352
R Class/Shares Authorized	20,000,000		5,000,000
Sold	14,753	122,942	22,582	204,058
Issued in reinvestment of distributions	1,903	15,570	731	6,548
Redeemed	(20,984)	(160,604)	(2,479)	(21,738)
	(4,328)	(22,092)	20,834	188,868
R6 Class/Shares Authorized	30,000,000		50,000,000
Sold	4,631,460	38,859,690	150,184	1,387,273
Issued in reinvestment of distributions	10,298	84,394	66	593
Redeemed	(700,758)	(5,659,148)	(90,317)	(840,799)
	3,941,000	33,284,936	59,933	547,067
Net increase (decrease)	5,761,212	$49,861,719	231,052	$2,180,068

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	—	$77,801,767	—
Exchange-Traded Funds	$690,414	—	—
Temporary Cash Investments	72,432	35,173	—
	$762,846	$77,836,940	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 22, 2015, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 21, 2015:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.1844	$0.1963	$0.1694	$0.1245	$0.1544	$0.2053

The tax character of distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$1,465,981	$728,238
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$82,143,111
Gross tax appreciation of investments	$3,394,929
Gross tax depreciation of investments	(6,938,254)
Net tax appreciation (depreciation) of investments	(3,543,325)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(8,528)
Net tax appreciation (depreciation)	$(3,551,853)
Undistributed ordinary income	$1,824,764
Accumulated short-term capital losses	$(5,597,827)
Post-October capital loss deferral	$(389,816)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(2,258,267) expire in 2017 and the remaining losses are unlimited.
Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$8.91	0.22	(0.97)	(0.75)	(0.33)	$7.83	(8.56)%	1.31%	2.70%	77%	$20,945
2014	$8.97	0.32	(0.19)	0.13	(0.19)	$8.91	1.38%	1.30%	3.55%	89%	$19,068
2013	$7.40	0.21	1.60	1.81	(0.24)	$8.97	24.96%	1.31%	2.63%	83%	$17,920
2012	$6.84	0.20	0.49	0.69	(0.13)	$7.40	10.25%	1.31%	2.95%	125%	$10,423
2011	$6.91	0.14	(0.09)	0.05	(0.12)	$6.84	0.57%	1.31%	1.85%	30%	$9,391
Institutional Class
2015	$8.92	0.28	(1.01)	(0.73)	(0.35)	$7.84	(8.37)%	1.11%	2.90%	77%	$7,798
2014	$8.96	0.38	(0.23)	0.15	(0.19)	$8.92	1.67%	1.10%	3.75%	89%	$513
2013	$7.39	0.23	1.59	1.82	(0.25)	$8.96	25.24%	1.11%	2.83%	83%	$769
2012	$6.84	0.23	0.47	0.70	(0.15)	$7.39	10.33%	1.11%	3.15%	125%	$235
2011	$6.90	0.15	(0.07)	0.08	(0.14)	$6.84	0.92%	1.11%	2.05%	30%	$244
A Class
2015	$8.93	0.20	(0.97)	(0.77)	(0.31)	$7.85	(8.77)%	1.56%	2.45%	77%	$14,838
2014	$9.01	0.30	(0.20)	0.10	(0.18)	$8.93	1.08%	1.55%	3.30%	89%	$15,423
2013	$7.43	0.20	1.60	1.80	(0.22)	$9.01	24.67%	1.56%	2.38%	83%	$15,554
2012	$6.87	0.19	0.48	0.67	(0.11)	$7.43	9.91%	1.56%	2.70%	125%	$14,155
2011	$6.93	0.12	(0.08)	0.04	(0.10)	$6.87	0.45%	1.56%	1.60%	30%	$13,981

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$8.85	0.13	(0.95)	(0.82)	(0.25)	$7.78	(9.39)%	2.31%	1.70%	77%	$3,502
2014	$8.97	0.23	(0.19)	0.04	(0.16)	$8.85	0.41%	2.30%	2.55%	89%	$2,301
2013	$7.40	0.14	1.59	1.73	(0.16)	$8.97	23.68%	2.31%	1.63%	83%	$2,009
2012	$6.84	0.13	0.49	0.62	(0.06)	$7.40	9.10%	2.31%	1.95%	125%	$1,412
2011	$6.90	0.06	(0.08)	(0.02)	(0.04)	$6.84	(0.31)%	2.31%	0.85%	30%	$1,137
R Class
2015	$8.87	0.18	(0.96)	(0.78)	(0.29)	$7.80	(8.95)%	1.81%	2.20%	77%	$387
2014	$8.97	0.28	(0.21)	0.07	(0.17)	$8.87	0.78%	1.80%	3.05%	89%	$479
2013	$7.40	0.18	1.59	1.77	(0.20)	$8.97	24.32%	1.81%	2.13%	83%	$297
2012	$6.84	0.17	0.49	0.66	(0.10)	$7.40	9.67%	1.81%	2.45%	125%	$283
2011	$6.90	0.10	(0.08)	0.02	(0.08)	$6.84	0.20%	1.81%	1.35%	30%	$234
R6 Class
2015	$8.93	0.23	(0.95)	(0.72)	(0.36)	$7.85	(8.22)%	0.96%	3.05%	77%	$31,418
2014	$8.96	0.33	(0.17)	0.16	(0.19)	$8.93	1.83%	0.95%	3.90%	89%	$562
2013(3)	$8.21	0.06	0.69	0.75	–	$8.96	9.14%	0.96%(4)	2.02%(4)	83%(5)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through November 30, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

 See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Value Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Value Fund of American Century World Mutual Funds, Inc. as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2016

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown(1) (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

(1) Thomas A. Brown retired as Director of the Board effective December 31, 2015.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2015.

For the fiscal year ended November 30, 2015, the fund intends to pass through to shareholders foreign source income of $2,919,533 and foreign taxes paid of $194,656, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2015 are $0.2901 and $0.0193, respectively.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87752 1601

ANNUAL REPORT	NOVEMBER 30, 2015

NT Emerging Markets Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2015
Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLKX	-9.88%(1)	-0.75%(1)	2.01%(1)	5/12/06
MSCI Emerging Markets Index	—	-16.99%	-3.05%	1.86%	—
R6 Class	ACKDX	-9.74%(1)	—	-0.25%(1)	7/26/13

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2015
Institutional Class — $12,100**

MSCI Emerging Markets Index — $11,922

*From May 12, 2006, the Institutional Class’s inception date. Not annualized.
**Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
1.51%	1.36%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Anthony Han

Performance Summary

NT Emerging Markets declined -9.88%* for the 12 months ended November 30, 2015. The portfolio’s benchmark, the MSCI Emerging Markets Index, declined -16.99% for the same period.

Emerging markets stocks faced significant pressures during the 12-month period. Early on, emerging markets stocks, though volatile, generally advanced, despite ongoing concerns about slowing global growth, declining commodities prices, and a rallying U.S. dollar. Strong performance from China’s stock market largely offset weaker results from Latin America and drove the broad emerging markets benchmark higher. Although China faced lower growth forecasts and subdued economic data, various stimulus measures, including rate cuts, reforms, and liquidity efforts aimed at stabilizing China’s decelerating economy, fueled the broad market gains.

But those positive influences quickly faded as renewed concerns about growth, commodities prices, a strong U.S. dollar, and a potential rate hike from the U.S. Federal Reserve (Fed) worried investors. Evidence emerged that China’s economy was cooling more than previously believed, and in response the People’s Bank of China unexpectedly devalued the nation’s currency, raising uncertainty about China’s central bank policy and fueling a broad sell-off in the global equity markets. Oil and commodities prices dropped to new lows, due in part to falling demand from China. Anxiety about U.S. interest rate policy remained a key theme, persisting even after the Fed decided in September 2015 to leave rates unchanged due to concerns about the state of the global economy. Emerging markets stocks rallied in October as China’s central bank cut interest rates for the sixth time in 12 months, but manufacturing in China fell to a three-year low in November and emerging markets stocks ended the period on a negative note.

The fund outperformed its benchmark during the period, primarily due to stock selection in the consumer discretionary, financials, and energy sectors. An overweight position relative to the benchmark in the consumer discretionary sector and underweight positions in financials and energy also contributed to the fund’s outperformance. Regionally, stock selection in China, Taiwan, and South Africa and an overweight position in China also helped.

Automobile Parts Company was a Top Contributor

Within the top-performing consumer discretionary sector, the automobile components industry was a leading contributor. A portfolio-only position in Hota Industrial Manufacturing, a Taiwan-based automotive transmission system parts manufacturer, was a top contributor. The company experienced strong growth from clients, including Tesla, and reported historically high sales in May 2015. Accumulated January-May sales were up 25% year over year. Analysts responded by revising earnings forecasts higher to incorporate better-than-expected sales and margin outlooks.

In addition, a portfolio-only position in Ctrip.com International, a China-based online travel agency, was a main contributor to performance. After making aggressive investments in 2014, the company reported strong, consensus-beating revenues in early 2015, driven by air revenues and a strong rebound in package tour revenues. As the industry leader in China, we believe Ctrip.com should gain market share as the company leverages the shift from offline travel bookings to online and mobile.

*
All fund returns referenced in this commentary are for Institutional Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Also in China, an overweight position in Shenzhou International, a textile and fabric manufacturer, was a main contributor. The company's stock advanced on high order visibility and strong relationships with core clients. We believe the shift from casual wear toward sportswear is likely to support the company's profit margins.

Stock Selection in Mexico Was a Main Detractor

Stock selection in Mexico and overweight positions in Peru and Indonesia weighed on relative performance, as did stock selection in the health care sector.

In terms of individual holdings, an overweight position in Itau Unibanco, a Brazil-based bank, detracted from relative performance. The company struggled amid uncertainty surrounding the weakening global economic climate and the negative effects in emerging markets of a rallying U.S. dollar.

An overweight position in Mexico-based Cemex, a building materials provider, was another main detractor. Volatility in currency exchange rates drove down the company’s stock price, as a stronger U.S. dollar weighed on the company’s revenue estimates. Plunging oil prices also pressured Cemex’s business in Mexico, where the government relies on oil for a meaningful portion of its fiscal revenue, which, in turn, finances public spending and infrastructure investments, a key driver of Cemex’s business.

An overweight position in Sinotrans, also was a main detractor. The share price of the China-based logistics company dropped sharply over the three trading days following Sinotrans’s announcement of fiscal 2014 results. The company’s core business missed analyst expectations, and management slightly revised downward its 2015 guidance. Also, neither the chairman nor the CEO attended the analyst briefing, which they had done in the past, adding to investor concerns, and we exited the position.

Outlook

The macroeconomic environment remains volatile as market participants grapple with uneven global growth, China's deceleration, the collapse in oil prices, and persistent uncertainty regarding U.S. monetary policy. Nevertheless, we continue to uncover emerging markets opportunities stemming from changes in discretionary spending patterns as incomes rise. In particular, e-commerce continues to take market share, domestic and international travel is increasing, and demand for health care and beauty products is rising. In addition, we will seek to capture opportunities arising from growing access to banking and insurance, increasing public investment in infrastructure, and improving economic recoveries in the U.S. and Europe.

We remain active in China, as the nation influences much of the growth prospects in the emerging markets. China’s economy is a significant importer of commodities as well as a source of goods, which will now be more competitive as China’s currency weakens. However, as China’s risk premium falls, we believe there are also reasons to be optimistic. Within China, housing, employment, and Purchasing Managers Index (PMI) data have recently trended positively.

Although we believe emerging markets valuations are attractive and currently stand at historically low levels, we also believe earnings growth must return to sustain a broad, long-term rally. We continue to implement our bottom-up investment process, which is uncovering several interesting opportunities in the emerging markets.

4

Fund Characteristics

NOVEMBER 30, 2015
Top Ten Holdings	% of net assets
Tencent Holdings Ltd.	4.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.9%
Samsung Electronics Co. Ltd.	3.8%
China Mobile Ltd.	2.4%
Industrial & Commercial Bank of China Ltd., H Shares	2.4%
HDFC Bank Ltd.	2.3%
Ping An Insurance Group Co., H Shares	2.2%
Naspers Ltd., N Shares	1.9%
LG Chem Ltd.	1.8%
China Overseas Land & Investment Ltd.	1.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.2%
Exchange-Traded Funds	1.8%
Total Equity Exposure	97.0%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
China	25.6%
South Korea	14.0%
Taiwan	12.6%
Mexico	6.4%
India	6.0%
South Africa	5.8%
Brazil	4.2%
Thailand	4.1%
Indonesia	3.3%
Russia	3.2%
Turkey	2.4%
Other Countries	7.6%
Exchange-Traded Funds**	1.8%
Cash and Equivalents***	3.0%
**Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
***Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expenses Paid During Period(1) 6/1/15 - 11/30/15	Annualized Expense Ratio(1)
Actual
Institutional Class (after waiver)	$1,000	$863.60	$5.75	1.23%
Institutional Class (before waiver)	$1,000	$863.60(2)	$6.91	1.48%
R6 Class (after waiver)	$1,000	$864.40	$5.05	1.08%
R6 Class (before waiver)	$1,000	$864.40(2)	$6.22	1.33%
Hypothetical
Institutional Class (after waiver)	$1,000	$1,018.90	$6.23	1.23%
Institutional Class (before waiver)	$1,000	$1,017.65	$7.49	1.48%
R6 Class (after waiver)	$1,000	$1,019.65	$5.47	1.08%
R6 Class (before waiver)	$1,000	$1,018.40	$6.73	1.33%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

6

Schedule of Investments

NOVEMBER 30, 2015

	Shares	Value
COMMON STOCKS — 95.2%
Brazil — 4.2%
BB Seguridade Participacoes SA	331,800	$2,227,151
BRF SA ADR	136,679	1,946,309
Cielo SA	316,580	2,872,867
Itau Unibanco Holding SA ADR	288,545	2,042,899
Raia Drogasil SA	362,900	3,719,045
Ultrapar Participacoes SA	236,900	3,840,976
		16,649,247
Chile — 0.7%
SACI Falabella	464,477	2,795,751
China — 25.6%
Alibaba Group Holding Ltd. ADR(1)	47,737	4,013,727
Beijing Enterprises Water Group Ltd.	7,512,000	5,871,286
China Gas Holdings Ltd.	2,506,000	3,561,785
China Mobile Ltd.	829,500	9,425,346
China Overseas Land & Investment Ltd.	2,112,000	7,000,548
China Railway Construction Corp. Ltd., H Shares	3,025,500	4,019,198
CNOOC Ltd.	2,985,000	3,303,213
Ctrip.com International Ltd. ADR(1)	61,757	6,608,617
Great Wall Motor Co. Ltd., H Shares	2,657,500	3,259,559
Industrial & Commercial Bank of China Ltd., H Shares	15,579,095	9,423,670
KWG Property Holding Ltd.	5,767,000	4,120,640
PAX Global Technology Ltd.	2,868,000	3,547,340
Ping An Insurance Group Co., H Shares	1,565,000	8,568,347
Shenzhou International Group Holdings Ltd.	1,236,000	6,488,105
Tencent Holdings Ltd.	871,800	17,349,533
Xinyi Solar Holdings Ltd.	11,288,000	4,571,426
		101,132,340
Egypt — 0.8%
Commercial International Bank Egypt S.A.E.	551,179	3,062,086
Greece — 0.3%
Titan Cement Co. SA	77,997	1,400,931
Hungary — 1.2%
Richter Gedeon Nyrt	243,275	4,621,750
India — 6.0%
Bharti Infratel Ltd.	676,460	3,903,181
HCL Technologies Ltd.	296,544	3,874,803
HDFC Bank Ltd.	476,872	9,163,269
ICICI Bank Ltd. ADR	402,353	3,343,553
Larsen & Toubro Ltd.	163,576	3,373,364
		23,658,170
Indonesia — 3.3%
PT Astra International Tbk	5,485,900	2,349,400
PT Bank Rakyat Indonesia (Persero) Tbk	3,887,700	3,027,826
PT Matahari Department Store Tbk	2,793,600	3,160,090
PT Siloam International Hospitals Tbk	2,985,100	2,017,397

7

	Shares	Value
PT Wijaya Karya Persero Tbk	12,897,500	$2,624,247
		13,178,960
Mexico — 6.4%
Alsea SAB de CV	1,294,203	4,615,281
Cemex SAB de CV ADR(1)	389,034	2,450,914
Corp. Inmobiliaria Vesta SAB de CV	1,631,581	2,493,886
Fomento Economico Mexicano SAB de CV ADR	57,814	5,572,113
Grupo Aeroportuario del Centro Norte Sab de CV	837,723	4,258,285
Grupo Mexico SAB de CV	1,060,374	2,314,776
Infraestructura Energetica Nova SAB de CV	845,564	3,704,451
		25,409,706
Peru — 1.3%
Credicorp Ltd.	47,863	5,054,811
Philippines — 1.9%
Ayala Land, Inc.	4,790,800	3,435,569
Universal Robina Corp.	923,290	3,949,482
		7,385,051
Poland — 1.0%
Alior Bank SA(1)	120,793	2,185,665
Powszechny Zaklad Ubezpieczen SA	188,130	1,797,013
		3,982,678
Qatar — 0.4%
Qatar National Bank SAQ	40,444	1,776,806
Russia — 3.2%
Magnit PJSC GDR	40,661	1,960,673
NovaTek OAO GDR	54,127	5,066,287
X5 Retail Group NV GDR(1)	245,918	5,557,747
		12,584,707
South Africa — 5.8%
Aspen Pharmacare Holdings Ltd.	123,107	2,662,180
Capitec Bank Holdings Ltd.	111,918	4,645,186
Discovery Holdings Ltd.	521,036	5,198,826
Mr Price Group Ltd.	197,333	2,743,906
Naspers Ltd., N Shares	50,226	7,486,787
		22,736,885
South Korea — 14.0%
Amorepacific Corp.	15,865	5,527,851
Boryung Medience Co. Ltd.(1)	90,512	1,801,564
CJ CheilJedang Corp.	6,340	1,973,637
CJ Korea Express Co. Ltd.(1)	27,393	4,553,476
Coway Co. Ltd.	30,696	2,239,810
Hana Tour Service, Inc.	15,934	1,582,324
LG Chem Ltd.	26,175	7,187,643
LG Household & Health Care Ltd.	7,010	6,101,705
Medy-Tox, Inc.	11,783	4,782,186
Samsung Electronics Co. Ltd.	13,431	14,891,761
Samsung Fire & Marine Insurance Co. Ltd.	17,038	4,509,431
		55,151,388
Taiwan — 12.6%
Delta Electronics, Inc.	566,000	2,713,651
Eclat Textile Co. Ltd.	424,000	5,702,347

8

	Shares	Value
Ginko International Co. Ltd.	378,000	$4,817,352
Hota Industrial Manufacturing Co. Ltd.	866,000	3,342,810
PChome Online, Inc.	222,810	2,095,542
President Chain Store Corp.	901,000	5,768,917
Taiwan Paiho Ltd.	1,510,000	3,390,815
Taiwan Semiconductor Manufacturing Co. Ltd.	3,659,774	15,584,480
Tung Thih Electronic Co. Ltd.	453,000	3,975,997
Uni-President Enterprises Corp.	1,544,000	2,544,795
		49,936,706
Thailand — 4.1%
Airports of Thailand PCL	516,500	4,481,906
CP ALL PCL	4,341,200	5,692,980
Kasikornbank PCL	417,800	1,975,923
Siam Cement PCL (The)	203,650	2,545,625
Thaicom PCL	2,155,400	1,497,474
		16,193,908
Turkey — 2.4%
TAV Havalimanlari Holding AS	492,428	3,556,401
Tofas Turk Otomobil Fabrikasi AS	582,884	3,847,545
Ulker Biskuvi Sanayi AS	306,687	1,980,188
		9,384,134
TOTAL COMMON STOCKS (Cost $358,469,191)		376,096,015
EXCHANGE-TRADED FUNDS — 1.8%
iShares MSCI Malaysia ETF	280,568	2,974,021
iShares MSCI South Korea Capped ETF	75,701	3,998,527
TOTAL EXCHANGE-TRADED FUNDS (Cost $6,851,237)		6,972,548
TEMPORARY CASH INVESTMENTS — 3.0%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.625%, 8/31/17, valued at $3,929,565), in a joint trading account at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $3,853,586)		3,853,585
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $6,556,794), at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $6,424,002)		6,424,000
State Street Institutional Liquid Reserves Fund, Premier Class	1,473,628	1,473,628
TOTAL TEMPORARY CASH INVESTMENTS (Cost $11,751,213)		11,751,213
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $377,071,641)		394,819,776
OTHER ASSETS AND LIABILITIES†		76,674
TOTAL NET ASSETS — 100.0%		$394,896,450

9

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	21.5%
Information Technology	18.2%
Consumer Discretionary	16.1%
Consumer Staples	13.6%
Industrials	6.8%
Health Care	4.8%
Materials	4.0%
Telecommunication Services	3.8%
Utilities	3.3%
Energy	3.1%
Exchange-Traded Funds	1.8%
Cash and Equivalents*	3.0%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
PJSC	-	Public Joint Stock Company

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

NOVEMBER 30, 2015
Assets
Investment securities, at value (cost of $377,071,641)	$394,819,776
Foreign currency holdings, at value (cost of $158,203)	160,652
Receivable for capital shares sold	423,475
Dividends and interest receivable	17,896
Other assets	10,786
395,432,585

Liabilities
Accrued management fees	395,385
Accrued foreign taxes	140,750
536,135

Net Assets	$394,896,450

Net Assets Consist of:
Capital (par value and paid-in surplus)	$387,837,535
Undistributed net investment income	1,320,696
Accumulated net realized loss	(11,863,863)
Net unrealized appreciation	17,602,082
$394,896,450

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$372,801,896	38,245,603	$9.75
R6 Class, $0.01 Par Value	$22,094,554	2,265,312	$9.75

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $743,451)	$6,484,304
Interest	2,716
6,487,020

Expenses:
Management fees	5,516,971
Directors' fees and expenses	13,069
Other expenses	9,952
5,539,992
Fees waived	(936,380)
4,603,612

Net investment income (loss)	1,883,408

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $56,129)	(5,013,944)
Foreign currency transactions	(506,223)
(5,520,167)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $96,363)	(34,256,484)
Translation of assets and liabilities in foreign currencies	(147)
(34,256,631)

Net realized and unrealized gain (loss)	(39,776,798)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(37,893,390)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2015 AND NOVEMBER 30, 2014
Increase (Decrease) in Net Assets	November 30, 2015	November 30, 2014
Operations
Net investment income (loss)	$1,883,408	$1,351,764
Net realized gain (loss)	(5,520,167)	6,094,888
Change in net unrealized appreciation (depreciation)	(34,256,631)	1,021,389
Net increase (decrease) in net assets resulting from operations	(37,893,390)	8,468,041

Distributions to Shareholders
From net investment income:
Institutional Class	(700,610)	(1,117,830)
R6 Class	(53,663)	(15,761)
Decrease in net assets from distributions	(754,273)	(1,133,591)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	99,909,755	54,902,713

Net increase (decrease) in net assets	61,262,092	62,237,163

Net Assets
Beginning of period	333,634,358	271,397,195
End of period	$394,896,450	$333,634,358

Undistributed net investment income	$1,320,696	$730,914

See Notes to Financial Statements.

13

Notes to Financial Statements

NOVEMBER 30, 2015

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

15

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.050% to 1.650% for the Institutional Class and 0.900% to 1.500% for the R6 Class. During the year ended November 30, 2015, the investment advisor voluntarily agreed to waive 0.250% of the fund's management fee. The investment advisor expects this waiver to continue until March 31, 2016 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended November 30, 2015 was $893,494 and $42,886 for the Institutional Class and R6 Class, respectively. The effective annual management fee before waiver for each class for the year ended November 30, 2015 was 1.48% for the Institutional Class and 1.33% for the R6 Class. The effective annual management fee after waiver for each class for the year ended November 30, 2015 was 1.23% for the Institutional Class and 1.08% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2015 were $319,498,132 and $224,569,840, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2015		Year ended November 30, 2014
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	300,000,000		100,000,000
Sold	11,739,797	$121,732,892	7,570,217	$79,221,462
Issued in reinvestment of distributions	67,044	700,610	108,942	1,117,830
Redeemed	(3,424,560)	(36,763,331)	(3,027,271)	(32,862,933)
	8,382,281	85,670,171	4,651,888	47,476,359
R6 Class/Shares Authorized	40,000,000		50,000,000
Sold	1,656,279	17,340,728	781,648	8,202,595
Issued in reinvestment of distributions	5,140	53,663	1,539	15,761
Redeemed	(317,714)	(3,154,807)	(74,953)	(792,002)
	1,343,705	14,239,584	708,234	7,426,354
Net increase (decrease)	9,725,986	$99,909,755	5,360,122	$54,902,713

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$3,989,208	$12,660,039	—
China	10,622,344	90,509,996	—
India	3,343,553	20,314,617	—
Mexico	8,023,027	17,386,679	—
Peru	5,054,811	—	—
Other Countries	—	204,191,741	—
Exchange-Traded Funds	6,972,548	—	—
Temporary Cash Investments	1,473,628	10,277,585	—
	$39,479,119	$355,340,657	—

17

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 22, 2015, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 21, 2015:

Institutional Class	R6 Class
$0.0312	$0.0455

The tax character of distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$754,273	$1,133,591
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$378,754,620
Gross tax appreciation of investments	$47,971,702
Gross tax depreciation of investments	(31,906,546)
Net tax appreciation (depreciation) of investments	16,065,156
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(146,052)
Net tax appreciation (depreciation)	$15,919,104
Undistributed ordinary income	$1,320,696
Accumulated short-term capital losses	$(9,140,455)
Post-October capital loss deferral	$(1,040,430)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,146,451) expire in 2017 and the remaining losses are unlimited.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2015	$10.84	0.05	(1.12)	(1.07)	(0.02)	$9.75	(9.88)%	1.24%	1.49%	0.49%	0.24%	61%	$372,802
2014	$10.67	0.05	0.16	0.21	(0.04)	$10.84	2.02%	1.25%	1.50%	0.45%	0.20%	84%	$323,641
2013	$10.05	0.04	0.63	0.67	(0.05)	$10.67	6.66%	1.42%	1.52%	0.38%	0.28%	76%	$269,117
2012	$8.94	0.05	1.07	1.12	(0.01)	$10.05	12.51%	1.54%	1.54%	0.50%	0.50%	101%	$169,277
2011	$10.24	0.04	(1.34)	(1.30)	—	$8.94	(12.70)%	1.52%	1.52%	0.37%	0.37%	87%	$119,682
R6 Class
2015	$10.84	0.07	(1.12)	(1.05)	(0.04)	$9.75	(9.74)%	1.09%	1.34%	0.64%	0.39%	61%	$22,095
2014	$10.68	0.06	0.16	0.22	(0.06)	$10.84	2.11%	1.10%	1.35%	0.60%	0.35%	84%	$9,993
2013(3)	$9.90	(0.01)	0.79	0.78	–	$10.68	7.88%	1.12%(4)	1.37%(4)	(0.37)%(4)	(0.62)%(4)	76%(5)	$2,280

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through November 30, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.
See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Emerging Markets Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Emerging Markets Fund of American Century World Mutual Funds, Inc. as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2016

20

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown(1) (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

(1) Thomas A. Brown retired as Director of the Board effective December 31, 2015.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

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Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading

25

activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

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Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2015.

For the fiscal year ended November 30, 2015, the fund intends to pass through to shareholders foreign source income of $7,227,528 and foreign taxes paid of $735,815, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2015 are $0.1784 and $0.0182, respectively.

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Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87746 1601

ANNUAL REPORT	NOVEMBER 30, 2015

NT International Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLNX	-1.44%	6.63%	3.14%	5/12/06
MSCI EAFE Index	—	-2.94%	5.51%	1.66%	—
MSCI EAFE Growth Index	—	1.25%	6.36%	2.68%	—
R6 Class	ACDNX	-1.37%	—	3.93%	7/26/13

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2015
Institutional Class — $13,434

MSCI EAFE Index — $11,708

MSCI EAFE Growth Index — $12,876

*From May 12, 2006, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.98%	0.83%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Manager: Raj Gandhi and James Gendelman

In February 2015, portfolio manager James Gendelman joined NT International Growth’s management team.

Performance Summary

NT International Growth declined -1.44%* for the 12 months ended November 30, 2015. The portfolio’s benchmark, the MSCI EAFE Index, declined -2.94% for the same period.

Non-U.S. developed market stocks declined during the 12-month period, largely due to the ongoing relative strength of the U.S. dollar, which reduced returns for U.S.-based investors. In local currency terms, non-U.S. developed market stocks generally advanced for the period. Global divergence of economic growth and central bank policy remained a prominent theme. As the U.S. continued to set itself apart from the rest of the developed world, with better relative economic growth and fewer central bank stimulus efforts in play, the U.S. dollar gained strength versus other currencies, where central bank stimulus plans remained in full force.

Meanwhile, stocks generated choppy performance. Early on, non-U.S. developed market stocks rallied and outpaced U.S. stocks as investors largely overlooked sluggish growth data, geopolitical concerns, and continued weakness among commodity prices to focus instead on supportive central bank policies from the European Central Bank (ECB) and Bank of Japan. In addition, lower oil prices and a weaker euro remained positive factors for Europe’s economic recovery. But those positive influences faded in late July, when Greece defaulted on its debt payment to the International Monetary Fund, sparking a sharp sell-off among global stocks. The sell-off intensified in the third quarter of 2015, as evidence emerged that China’s economy was cooling more than previously believed. In addition, oil and commodities prices dropped to new lows, due in part to falling demand from China. Anxiety about U.S. interest rate policy also remained a key theme, persisting even after the Fed decided in September 2015 to leave rates unchanged due to concerns about the state of the global economy. Stocks rallied again in October, after the ECB pledged to take additional steps to support the region’s economic recovery and China’s central bank cut interest rates for the sixth time in 12 months, but tumbled to close out the period in November.

Overall, the fund outperformed its benchmark primarily due to positioning in the consumer discretionary, energy, and information technology sectors. Regionally, stock selection in the U.K., Australia, and Germany, along with an underweight position relative to the benchmark in Australia, also contributed to the fund’s outperformance.

Drug Company was a Top Contributor

Among individual contributors to performance, an overweight position in Ono Pharmaceutical was a main contributor. The Japan-based pharmaceutical company posted strong results based on its cancer-fighting antibody treatment developed jointly with Bristol-Myers Squibb.

*
All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

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In the outperforming information technology sector, an overweight position in Murata Manufacturing, a Japan-based manufacturer of electronic components for smart phone manufacturers, was a leading contributor to fund performance. The company’s stock performed well after Murata reported better-than-expected results early in the quarter, driven by strength in the smart phone market. The company also raised guidance based on strength in the radio frequency module business driven by expanded end-market use and market share gains. The improved guidance led to upward earnings revisions.

Within the outperforming consumer discretionary sector, an overweight position in Denmark-based Pandora drove the fund’s performance and was among the fund’s top overall performers. The jewelry and charm maker and retailer advanced on continued strong earnings growth and weak gold and silver prices. In addition, the company benefited from the timely release of new collections and the expansion of its retail network and online offerings.

Industrials Sector was Main Laggard

Stock selection in the industrials and consumer staples sectors and an underweight position in the telecommunication services sector detracted from relative performance. Regionally, portfolio-only positions in India and Mexico and stock selection in Switzerland weighed on relative results.

A portfolio-only position in Cemex, a Mexico-based building materials provider, was a main detractor. Volatility in currency exchange rates put pressure on the company’s stock price. The weakening peso weighed on earnings as the company has a large amount of U.S. dollar-denominated debt. We exited the position.

An overweight position in Bankia, a Spain-based commercial bank, was also a main detractor. The stock struggled early in the period due to weakness in European banks and concerns that continued quantitative easing (QE) would put pressure on banks’ net interest margins. Ultimately, Bankia’s net interest income declined and we became increasingly concerned about capital levels. We exited the position.

A portfolio-only position in ICICI Bank, an India-based bank, also detracted from relative performance. The stock suffered early in the period due to weaker-than-expected first-quarter 2015 results driven by sluggish loan growth and an increase in non-performing loans. The stock experienced additional losses in the third quarter of 2015, after reporting some deterioration in the quality of its loan portfolio. We exited the position.

Outlook

We will continue to focus on companies we believe demonstrate accelerating, sustainable earnings growth. As global growth has slowed and growth has become scarce, we have migrated the portfolio toward companies whose earnings are driven by structural or secular trends. In Europe, unemployment levels are lower, and expansion in money supply and credit growth suggest ECB policies are gaining traction. We expect weak oil prices and any additional QE from the ECB to support Europe’s recovery at the macroeconomic and company levels, but growth may remain modest. We also believe a weaker euro should continue to act as a tailwind, helping European manufacturers and exporters by making their goods more competitive in foreign markets. Similarly, QE has weakened the yen, and Japan-based manufacturers and exporters have benefited, but we expect this benefit to lessen in the future. We have begun to see improvements in the domestic economy, specifically in the consumer industries. We continue to have low exposure to emerging markets, as we believe those areas remain plagued by slowing growth and weakening currencies and commodity prices. We are searching for signs of bottoming in earnings trends.

4

Fund Characteristics

NOVEMBER 30, 2015
Top Ten Holdings	% of net assets
Roche Holding AG	3.5%
Novartis AG	2.5%
Nestle SA	2.4%
Reckitt Benckiser Group plc	2.3%
Pandora A/S	2.2%
Intesa Sanpaolo SpA	2.2%
AIA Group Ltd.	1.9%
Total SA	1.6%
Bayer AG	1.6%
Murata Manufacturing Co. Ltd.	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	94.9%
Exchange-Traded Funds	0.4%
Rights	—*
Total Equity Exposure	95.3%
Temporary Cash Investments	4.5%
Other Assets and Liabilities	0.2%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
United Kingdom	22.5%
Japan	17.1%
France	10.0%
Switzerland	9.8%
Germany	7.9%
Belgium	3.5%
Ireland	3.3%
Italy	2.4%
Denmark	2.2%
Netherlands	2.2%
Sweden	2.1%
Hong Kong	2.1%
Other Countries	9.8%
Exchange-Traded Funds	0.4%
Cash and Equivalents**	4.7%
**Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expenses Paid During Period(1)6/1/15 - 11/30/15	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$941.50	$4.72	0.97%
R6 Class	$1,000	$941.50	$3.99	0.82%
Hypothetical
Institutional Class	$1,000	$1,020.21	$4.91	0.97%
R6 Class	$1,000	$1,020.96	$4.15	0.82%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

NOVEMBER 30, 2015

	Shares	Value
COMMON STOCKS — 94.9%
Australia — 0.7%
Qantas Airways Ltd.(1)	2,226,218	$5,860,405
Austria — 1.0%
Erste Group Bank AG(1)	269,410	8,266,092
Belgium — 3.5%
Anheuser-Busch InBev NV	75,258	9,696,710
KBC Groep NV	201,450	12,025,570
UCB SA	85,870	7,668,155
		29,390,435
Canada — 0.9%
Alimentation Couche-Tard, Inc., B Shares	170,540	7,774,514
China — 1.8%
Baidu, Inc. ADR(1)	27,770	6,053,027
Tencent Holdings Ltd.	479,500	9,542,442
		15,595,469
Denmark — 2.2%
Pandora A/S	158,070	18,737,240
France — 10.0%
Accor SA	154,280	6,510,399
Arkema SA	47,020	3,387,609
Carrefour SA	254,396	7,843,059
Criteo SA ADR(1)	98,450	4,012,822
Essilor International SA	64,361	8,401,474
Iliad SA	14,510	3,236,276
Ingenico Group SA	28,190	3,548,780
Legrand SA	136,370	8,022,468
LVMH Moet Hennessy Louis Vuitton SE	49,140	8,242,118
Pernod-Ricard SA	58,670	6,676,083
Peugeot SA(1)	143,620	2,565,952
Total SA	279,140	13,861,489
Valeo SA	49,770	7,706,255
		84,014,784
Germany — 7.9%
adidas AG	58,090	5,621,334
Bayer AG	102,080	13,621,783
Continental AG	23,951	5,787,350
Fresenius Medical Care AG & Co. KGaA	144,320	11,924,034
Symrise AG	138,200	9,353,732
Wirecard AG	164,586	8,062,562
Zalando SE(1)	367,462	12,462,564
		66,833,359

7

	Shares	Value
Hong Kong — 2.1%
AIA Group Ltd.	2,657,200	$15,867,564
Sands China Ltd.	452,400	1,528,723
		17,396,287
Indonesia — 0.3%
PT Bank Mandiri (Persero) Tbk	3,663,200	2,250,611
Ireland — 3.3%
Bank of Ireland(1)	23,136,856	8,629,169
CRH plc	168,210	4,949,564
Ryanair Holdings plc ADR	104,564	8,040,971
Smurfit Kappa Group plc	236,180	6,452,999
		28,072,703
Israel — 0.5%
Mobileye NV(1)	90,420	3,942,312
Italy — 2.4%
Intesa Sanpaolo SpA	5,357,890	18,386,529
Luxottica Group SpA	24,524	1,640,155
		20,026,684
Japan — 17.1%
Calbee, Inc.	65,000	2,687,652
Daito Trust Construction Co. Ltd.	44,100	4,581,958
Fuji Heavy Industries Ltd.	267,300	11,048,110
Isuzu Motors Ltd.	368,500	4,145,999
Keyence Corp.	12,200	6,612,380
Kubota Corp.	756,000	12,611,259
Minebea Co. Ltd.	247,000	2,710,780
Mizuho Financial Group, Inc.	2,899,600	5,853,376
Murata Manufacturing Co. Ltd.	87,100	13,514,297
Nidec Corp.	111,400	8,613,365
Nintendo Co. Ltd.	21,900	3,363,278
Nitori Holdings Co. Ltd.	98,400	8,105,410
Olympus Corp.	114,100	4,551,024
Ono Pharmaceutical Co. Ltd.	48,700	7,797,539
ORIX Corp.	696,500	10,051,440
Ryohin Keikaku Co. Ltd.	47,500	10,248,578
Seven & i Holdings Co. Ltd.	246,900	11,071,389
Suzuki Motor Corp.	315,600	9,703,867
Unicharm Corp.	332,400	7,009,833
		144,281,534
Netherlands — 2.2%
Akzo Nobel NV	99,511	7,077,912
ING Groep NV CVA	205,380	2,819,839
NXP Semiconductors NV(1)	93,350	8,724,491
		18,622,242
Norway — 1.0%
Statoil ASA	537,340	8,310,003

8

	Shares	Value
Portugal — 1.2%
Jeronimo Martins SGPS SA	728,760	$10,113,571
South Korea — 0.5%
Amorepacific Corp.	11,550	4,024,373
Spain — 1.9%
Cellnex Telecom SAU(1)	243,940	4,431,749
Industria de Diseno Textil SA	327,475	11,784,542
		16,216,291
Sweden — 2.1%
Electrolux AB	102,985	3,022,789
Hexagon AB, B Shares	93,480	3,392,238
Lundin Petroleum AB(1)	249,310	3,987,565
Svenska Cellulosa AB, B Shares	242,734	7,002,210
		17,404,802
Switzerland — 9.8%
Actelion Ltd.	27,910	3,919,906
Chocoladefabriken Lindt & Spruengli AG	920	5,548,525
Credit Suisse Group AG	103,110	2,216,837
Nestle SA	268,440	19,920,682
Novartis AG	251,236	21,476,606
Roche Holding AG	108,714	29,110,859
		82,193,415
United Kingdom — 22.5%
Admiral Group plc	170,640	4,165,982
ARM Holdings plc	449,990	7,617,679
Ashtead Group plc	607,723	10,022,436
Associated British Foods plc	125,703	6,713,328
Aviva plc	1,022,450	7,876,644
BAE Systems plc	538,450	4,188,603
Barclays plc	2,339,860	7,865,703
Bunzl plc	292,460	8,457,095
Carnival plc	194,330	10,141,369
Compass Group plc	105,500	1,833,630
Croda International plc	106,630	4,605,874
Inmarsat plc	258,370	4,338,808
International Consolidated Airlines Group SA(1)	1,005,662	8,587,932
Johnson Matthey plc	220,128	9,382,428
Liberty Global plc, Class A(1)	162,880	6,907,741
London Stock Exchange Group plc	216,270	8,631,687
Prudential plc	429,940	9,968,758
Reckitt Benckiser Group plc	202,740	19,023,087
Rio Tinto plc	258,386	8,594,486
Shire plc	109,660	7,673,278
St. James's Place plc	565,700	8,656,322
Whitbread plc	72,728	4,981,678
Wolseley plc	184,070	10,684,353
Worldpay Group plc(1)	1,951,247	8,786,926
		189,705,827
TOTAL COMMON STOCKS (Cost $702,653,472)		799,032,953

9

	Shares	Value
EXCHANGE-TRADED FUNDS — 0.4%
iShares MSCI EAFE ETF (Cost $3,619,056)	59,280	$3,595,332
RIGHTS†
Switzerland†
Credit Suisse Group AG(1) (Cost $—)	103,110	63,138
TEMPORARY CASH INVESTMENTS — 4.5%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.625%, 8/31/17, valued at $12,802,445), in a joint trading account at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $12,554,906)		12,554,903
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $21,353,275), at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $20,930,006)		20,930,000
State Street Institutional Liquid Reserves Fund, Premier Class	4,758,792	4,758,792
TOTAL TEMPORARY CASH INVESTMENTS (Cost $38,243,695)		38,243,695
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $744,516,223)		840,935,118
OTHER ASSETS AND LIABILITIES — 0.2%		1,399,452
TOTAL NET ASSETS — 100.0%		$842,334,570

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	18.3%
Financials	16.4%
Consumer Staples	14.9%
Health Care	13.6%
Industrials	10.4%
Information Technology	10.3%
Materials	6.5%
Energy	3.1%
Telecommunication Services	1.4%
Exchange-Traded Funds	0.4%
Cash and Equivalents*	4.7%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CVA	-	Certificaten Van Aandelen

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

NOVEMBER 30, 2015
Assets
Investment securities, at value (cost of $744,516,223)	$840,935,118
Cash	165,174
Foreign currency holdings, at value (cost of $393,171)	380,222
Receivable for investments sold	1,249,145
Receivable for capital shares sold	1,419
Dividends and interest receivable	1,875,483
Other assets	34,007
844,640,568

Liabilities
Payable for investments purchased	1,460,730
Payable for capital shares redeemed	191,643
Accrued management fees	653,625
2,305,998

Net Assets	$842,334,570

Net Assets Consist of:
Capital (par value and paid-in surplus)	$721,997,689
Undistributed net investment income	2,418,163
Undistributed net realized gain	21,636,450
Net unrealized appreciation	96,282,268
$842,334,570

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$795,985,233	72,718,974	$10.95
R6 Class, $0.01 Par Value	$46,349,337	4,231,122	$10.95

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,392,559)	$14,356,473
Interest	6,344
14,362,817

Expenses:
Management fees	8,272,268
Directors' fees and expenses	30,606
Other expenses	26,273
8,329,147

Net investment income (loss)	6,033,670

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $1,628)	24,984,577
Futures contract transactions	769,125
Foreign currency transactions	(210,557)
25,543,145

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $72,650)	(36,282,064)
Translation of assets and liabilities in foreign currencies	(24,882)
(36,306,946)

Net realized and unrealized gain (loss)	(10,763,801)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,730,131)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2015 AND NOVEMBER 30, 2014
Increase (Decrease) in Net Assets	November 30, 2015	November 30, 2014
Operations
Net investment income (loss)	$6,033,670	$7,511,178
Net realized gain (loss)	25,543,145	33,716,076
Change in net unrealized appreciation (depreciation)	(36,306,946)	(29,305,556)
Net increase (decrease) in net assets resulting from operations	(4,730,131)	11,921,698

Distributions to Shareholders
From net investment income:
Institutional Class	(4,445,815)	(10,834,636)
R6 Class	(177,103)	(101,158)
From net realized gains:
Institutional Class	(32,506,946)	(34,990,441)
R6 Class	(994,137)	(295,487)
Decrease in net assets from distributions	(38,124,001)	(46,221,722)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(81,703,913)	223,587,166

Net increase (decrease) in net assets	(124,558,045)	189,287,142

Net Assets
Beginning of period	966,892,615	777,605,473
End of period	$842,334,570	$966,892,615

Undistributed net investment income	$2,418,163	$1,241,949

See Notes to Financial Statements.

13

Notes to Financial Statements

NOVEMBER 30, 2015

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

14

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination

15

and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.850% to 1.300% for the Institutional Class and 0.700% to 1.150% for the R6 Class. The effective annual management fee for each class for the year ended November 30, 2015 was 0.96% for the Institutional Class and 0.81% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2015 were $694,915,254 and $820,260,990, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2015		Year ended November 30, 2014
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	520,000,000		250,000,000
Sold	20,052,758	$221,419,288	17,236,169	$198,956,960
Issued in reinvestment of distributions	3,473,004	36,952,761	4,106,190	45,825,077
Redeemed	(31,869,055)	(359,661,904)	(3,650,915)	(42,916,826)
	(8,343,293)	(101,289,855)	17,691,444	201,865,211
R6 Class/Shares Authorized	40,000,000		50,000,000
Sold	3,382,368	37,379,941	2,044,961	23,470,447
Issued in reinvestment of distributions	110,183	1,171,240	35,574	396,645
Redeemed	(1,696,365)	(18,965,239)	(184,284)	(2,145,137)
	1,796,186	19,585,942	1,896,251	21,721,955
Net increase (decrease)	(6,547,107)	$(81,703,913)	19,587,695	$223,587,166

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$37,681,364	$761,351,589	—
Exchange-Traded Funds	3,595,332	—	—
Rights	—	63,138	—
Temporary Cash Investments	4,758,792	33,484,903	—
	$46,035,488	$794,899,630	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as

17

unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended November 30, 2015, the effect of equity price risk derivative instruments on the Statement of Operations was $769,125 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 22, 2015, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 21, 2015 of $0.3360 for the Institutional Class and R6 Class.

On December 22, 2015, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 21, 2015:

Institutional Class	R6 Class
$0.0800	$0.0960

The tax character of distributions paid during the years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$4,622,918	$10,935,794
Long-term capital gains	$33,501,083	$35,285,928

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$751,624,416
Gross tax appreciation of investments	$108,120,205
Gross tax depreciation of investments	(18,809,503)
Net tax appreciation (depreciation) of investments	89,310,702
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(136,723)
Net tax appreciation (depreciation)	$89,173,979
Undistributed ordinary income	$6,022,669
Accumulated long-term gains	$25,140,233

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on investments in passive foreign investment companies.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2015	$11.58	0.08	(0.26)	(0.18)	(0.05)	(0.40)	(0.45)	$10.95	(1.44)%	0.97%	0.69%	83%	$795,985
2014	$12.17	0.10	0.03	0.13	(0.17)	(0.55)	(0.72)	$11.58	1.26%	0.98%	0.86%	67%	$938,672
2013	$9.94	0.11	2.27	2.38	(0.15)	—	(0.15)	$12.17	24.27%	1.02%	1.01%	89%	$771,045
2012	$8.71	0.13	1.17	1.30	(0.07)	—	(0.07)	$9.94	15.13%	1.08%	1.47%	93%	$487,964
2011	$9.11	0.10	(0.41)	(0.31)	(0.09)	—	(0.09)	$8.71	(3.47)%	1.12%	1.04%	77%	$345,234
R6 Class
2015	$11.59	0.10	(0.27)	(0.17)	(0.07)	(0.40)	(0.47)	$10.95	(1.37)%	0.82%	0.84%	83%	$46,349
2014	$12.18	0.11	0.04	0.15	(0.19)	(0.55)	(0.74)	$11.59	1.43%	0.83%	1.01%	67%	$28,220
2013(3)	$11.13	(0.01)	1.06	1.05	—	—	—	$12.18	9.43%	0.85%(4)	(0.34)%(4)	89%(5)	$6,561

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through November 30, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT International Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2016

20

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown(1) (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

(1) Thomas A. Brown retired as Director of the Board effective December 31, 2015.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

24

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading

25

activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

26

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2015.

The fund hereby designates $33,905,695, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2015.

For the fiscal year ended November 30, 2015, the fund intends to pass through to shareholders foreign source income of $15,633,145 and foreign taxes paid of $1,342,165, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2015 are $0.2032 and $0.0174, respectively.

The fund utilized earnings and profits of $526,559 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87747 1601

ANNUAL REPORT	NOVEMBER 30, 2015

NT International Small-Mid Cap Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2015
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class	ANTSX	2.70%	3/19/15
MSCI EAFE Small Cap Index	—	3.99%	—
Institutional Class	ANTMX	2.80%	3/19/15
R6 Class	ANTFX	2.90%	3/19/15
(1) Total returns for periods less than one year are not annualized.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2015
Investor Class — $10,270

MSCI EAFE Small Cap Index — $10,399

*From March 19, 2015, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	R6 Class
1.48%	1.28%	1.13%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brian Brady and Pratik Patel

Performance Summary

NT International Small-Mid Cap advanced 2.80%* from its inception March 19, 2015, through its November 30, 2015, fiscal year-end. The portfolio’s benchmark, the MSCI EAFE Small Cap Index, advanced 3.99% for the same period.

Non-U.S. stocks generally posted modest gains in local currency terms during the period, but the ongoing relative strength of the U.S. dollar reduced returns for U.S.-based investors. Throughout the period, global divergence of economic growth and central bank policy remained a prominent theme. As the U.S. continued to set itself apart from the rest of the developed world, with better relative economic growth and fewer central bank stimulus efforts in play, the U.S. dollar gained strength versus other currencies, where central bank stimulus plans remained in full force.

Stock performance during the period was choppy. Early on, non-U.S. stocks rallied and outpaced U.S. stocks, as investors largely overlooked sluggish growth data, geopolitical concerns, and continued weakness among commodity prices to focus instead on supportive central bank policies from the European Central Bank (ECB) and Bank of Japan. But those positive influences quickly faded, as renewed concerns about growth, commodities prices, a strong U.S. dollar, and a potential rate hike from the U.S. Federal Reserve (Fed) worried investors. Furthermore, in late July, Greece defaulted on its debt payment to the International Monetary Fund, sparking a sharp sell-off among global stocks. The sell-off intensified in the third quarter of 2015, as evidence emerged that China’s economy was cooling more than previously believed. In addition, oil and commodities prices dropped to new lows, due in part to falling demand from China. Anxiety about U.S. interest rate policy also remained a key theme, which persisted even after the Fed decided in September 2015 to leave rates unchanged due to concerns about the state of the global economy. Stocks rallied again in October, after the ECB pledged to take additional steps to jump-start the region’s lackluster economy and China’s central bank cut interest rates for the sixth time in 12 months, but they tumbled to close out the period in November.

Overall, developed market stocks outpaced their emerging market counterparts, and small- and mid-cap stocks outperformed large-cap stocks. Among non-U.S. small- and mid-cap stocks, growth stocks significantly outperformed value stocks. Within the fund, stock selection primarily accounted for the underperformance versus the benchmark, particularly within the information technology, materials, and financials sectors. An overweight position relative to the benchmark in information technology sector also detracted. From a regional perspective, a portfolio-only position in Canada along with stock selection in Japan and Israel detracted from relative performance.

Canada-based Health Care Company Detracted

A portfolio-only position in Concordia Healthcare, a Canada-based specialty pharmaceuticals company, was among the fund’s leading detractors. The company’s stock price declined along with shares of other pharmaceuticals companies due to U.S. political wrangling regarding prescription drug prices, which triggered “panic selling.” Nevertheless, we believe the sell-off was unwarranted, particularly because Concordia expects to derive less than 10% of its revenues from U.S. government reimbursements in 2016. We believe acquisitions and solid cost controls should continue to drive Concordia’s earnings growth.

*All fund returns referenced in this commentary are for Institutional Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

In addition, a portfolio-only position in Caesarstone, an Israel-based manufacturer of kitchen materials and countertops, was a main detractor. Delays in production facilities and lack of pricing power in the U.S. and Australia drove down the stock price, and we exited the position.

An overweight position in Topcon, a Japan-based maker of optical equipment for the ophthalmology and surveying industries, also was a main detractor for the period. The stock sold off sharply in July, as the company lowered its full-year guidance on weaker-than-expected sales due to the lagging recovery in the precision agriculture industry. We exited the position.

Denmark-based Jewelry Company Was a Top Contributor

From a sector standpoint, stock selection in telecommunication services, an overweight position in consumer discretionary, and an underweight position in energy were among the top contributors to relative performance. Regionally, stock selection and an overweight position in Denmark, a portfolio-only position in the U.S., and stock selection and an underweight position in Hong Kong contributed to relative performance.

A portfolio-only position in Denmark-based Pandora drove the fund’s performance in the consumer discretionary sector and was among the fund’s top overall performers. The jewelry and charm maker and retailer advanced on continued strong earnings growth and weak gold and silver prices. In addition, the company benefited from the timely release of new collections and the expansion of its retail network and online offerings.

In addition, a portfolio-only position in Ono Pharmaceutical was among the largest contributors to performance. The Japan-based pharmaceutical company posted strong results based on its cancer-fighting antibody treatment developed jointly with Bristol-Myers Squibb.

An overweight position in Genmab, a Denmark-based biotechnology company specializing in cancer treatments, also was a top contributor in the fund. The company’s stock advanced after Genmab’s blood cancer drug received U.S. Food and Drug Administration approval. The approval prompted the company to raise its full-year revenue guidance.

Outlook

We will continue to focus on companies we believe demonstrate improving, sustainable earnings growth, particularly those in the consumer, asset management, and real estate industries. We expect select companies in these industries to benefit from weak energy and commodity prices, a strong U.S. dollar, and ongoing central bank accommodations (especially in Europe and Japan). In Europe, unemployment levels are lower, and expansion in money supply and credit growth suggest ECB policies are gaining traction. We expect any additional quantitative easing (QE) to support Europe’s recovery at the macroeconomic and company levels, but growth may remain modest. A weaker euro should continue to act as a tailwind, helping European manufacturers and exporters by making their goods more competitive in foreign markets. Similarly, QE has weakened the yen, and Japan-based manufacturers and exporters have benefited, though certain domestically focused sectors of the economy remain challenged. We continue to underweight emerging markets, but we have increased the fund’s China exposure due to stabilizing economic data and central bank stimulus measures there.

4

Fund Characteristics

NOVEMBER 30, 2015
Top Ten Holdings	% of net assets
Qantas Airways Ltd.	2.7%
Pandora A/S	2.4%
DCC plc	2.0%
Element Financial Corp.	1.9%
DSV A/S	1.9%
Zalando SE	1.9%
Temp Holdings Co. Ltd.	1.8%
Stroeer SE	1.8%
Ono Pharmaceutical Co. Ltd.	1.7%
Genmab A/S	1.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.2%
Temporary Cash Investments	2.9%
Other Assets and Liabilities	(0.1)%

Investments by Country	% of net assets
Japan	24.7%
United Kingdom	12.4%
France	9.8%
Germany	9.1%
Australia	7.8%
Denmark	6.9%
Canada	5.6%
Sweden	4.5%
Spain	4.5%
Italy	2.7%
Switzerland	2.7%
Other Countries	6.5%
Cash and Equivalents*	2.8%
*Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expenses Paid During Period(1) 6/1/15 - 11/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$978.10	$7.29	1.47%
Institutional Class	$1,000	$978.10	$6.30	1.27%
R6 Class	$1,000	$979.10	$5.56	1.12%
Hypothetical
Investor Class	$1,000	$1,017.70	$7.44	1.47%
Institutional Class	$1,000	$1,018.70	$6.43	1.27%
R6 Class	$1,000	$1,019.45	$5.67	1.12%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

NOVEMBER 30, 2015

	Shares	Value
COMMON STOCKS — 97.2%
Australia — 7.8%
APN Outdoor Group Ltd.	135,228	$527,125
Aristocrat Leisure Ltd.	384,567	2,639,349
Magellan Financial Group Ltd.	123,716	2,319,100
Qantas Airways Ltd.(1)	2,149,868	5,659,417
Star Entertainment Grp Ltd. (The)	624,525	2,176,985
Sydney Airport	202,368	965,927
Treasury Wine Estates Ltd.	352,171	1,928,004
		16,215,907
Austria — 0.8%
Erste Group Bank AG(1)	57,203	1,755,114
Canada — 5.6%
Cineplex, Inc.	26,277	985,203
Concordia Healthcare Corp.	56,532	2,177,124
Element Financial Corp.(1)	309,742	3,966,145
Gildan Activewear, Inc.	41,571	1,289,668
Lundin Mining Corp.(1)	189,724	518,546
PrairieSky Royalty Ltd.	37,771	725,468
Shopify, Inc., Class A(1)	41,469	1,092,294
Silver Wheaton Corp.	57,402	753,114
		11,507,562
China — 0.3%
Beijing Enterprises Water Group Ltd.	656,000	512,721
Denmark — 6.9%
Ambu A/S, B Shares	31,020	904,982
Chr Hansen Holding A/S	16,691	1,047,405
DSV A/S	101,434	3,944,707
Genmab A/S(1)	27,188	3,503,881
Pandora A/S	41,304	4,896,078
		14,297,053
Finland — 0.9%
Amer Sports Oyj	66,966	1,950,658
France — 9.8%
Eurofins Scientific	6,401	2,408,972
Euronext NV	68,286	3,397,068
Ingenico Group SA	14,019	1,764,822
Korian SA	26,889	923,595
Nexans SA(1)	46,595	1,782,124
Nexity SA	24,434	1,042,827
Plastic Omnium SA	45,273	1,323,783
Rubis SCA	35,525	2,824,428
Societe BIC SA	11,673	1,920,264

7

	Shares	Value
Technip SA	14,094	$738,743
Teleperformance	26,277	2,184,389
		20,311,015
Germany — 9.1%
Drillisch AG	41,698	1,865,772
Grand City Properties SA	94,202	1,940,817
KION Group AG	32,189	1,593,335
LANXESS AG	39,528	2,012,991
ProSiebenSat.1 Media SE	29,576	1,553,051
Stroeer SE	61,678	3,664,929
Symrise AG	33,579	2,272,713
Zalando SE(1)	114,295	3,876,343
		18,779,951
Hong Kong — 0.9%
Regina Miracle International Holdings Ltd.(1)	1,674,000	1,841,660
Ireland — 0.8%
Smurfit Kappa Group plc	61,138	1,670,435
Israel — 0.5%
Partner Communications Co. Ltd.(1)	235,377	1,066,980
Italy — 2.7%
De' Longhi	109,543	3,010,336
FinecoBank Banca Fineco SpA	132,370	1,033,532
Finmeccanica SpA(1)	110,182	1,596,019
		5,639,887
Japan — 24.7%
Anicom Holdings, Inc.(1)	78,200	1,776,175
Asahi Intecc Co. Ltd.	32,000	1,390,739
DeNA Co. Ltd.	40,500	637,604
Dip Corp.	73,100	1,665,089
Ezaki Glico Co. Ltd.	38,400	1,930,918
Financial Products Group Co. Ltd.	203,900	1,393,013
Gulliver International Co. Ltd.	209,600	1,958,083
Haseko Corp.	199,200	2,226,638
HIS Co. Ltd.	49,500	1,606,438
Hoshizaki Electric Co. Ltd.	21,800	1,531,844
Ichigo, Inc.	532,600	1,488,338
Japan Airport Terminal Co. Ltd.	25,800	1,301,527
Japan Exchange Group, Inc.	112,900	1,770,081
Japan Hotel REIT Investment Corp.	991	722,118
Juroku Bank Ltd. (The)	65,000	260,317
Laox Co. Ltd.(1)	559,000	1,380,471
Nipro Corp.	84,300	925,177
Ono Pharmaceutical Co. Ltd.	22,300	3,570,536
Open House Co. Ltd.	80,900	1,702,120
Pigeon Corp.	33,400	957,774
Skylark Co. Ltd.	148,300	2,023,916
Sundrug Co. Ltd.	36,500	2,351,300

8

	Shares	Value
Suruga Bank Ltd.	102,700	$2,079,028
Sysmex Corp.	35,000	2,186,434
TDK Corp.	27,500	1,977,051
Teijin Ltd.	642,000	2,284,289
Temp Holdings Co. Ltd.	228,000	3,682,080
Tosoh Corp.	278,000	1,558,245
TOTO Ltd.	55,500	1,916,125
Zenkoku Hosho Co. Ltd.	29,000	950,569
		51,204,037
Netherlands — 0.8%
USG People NV	101,814	1,565,704
Portugal — 0.4%
Jeronimo Martins SGPS SA	56,249	780,611
Spain — 4.5%
Cellnex Telecom SAU	110,313	2,004,098
Gamesa Corp. Tecnologica SA	198,821	3,480,765
Inmobiliaria Colonial SA(1)	1,951,759	1,365,130
Melia Hotels International SA	65,383	831,728
Merlin Properties Socimi SA	130,544	1,626,150
		9,307,871
Sweden — 4.5%
Attendo AB(1)	192,032	1,541,223
Boliden AB	103,416	1,900,707
Fingerprint Cards AB, B Shares(1)	10,377	737,662
Lundin Petroleum AB(1)	55,494	887,594
RaySearch Laboratories AB(1)	161,646	2,024,791
Saab AB B Shares	42,256	1,309,569
Thule Group AB (The)	73,757	987,311
		9,388,857
Switzerland — 2.7%
dorma+kaba Holding AG	4,539	2,916,148
Lonza Group AG	16,908	2,672,149
		5,588,297
United Kingdom — 12.4%
Ashtead Group plc	133,005	2,193,490
Auto Trader Group plc	169,844	1,039,323
DCC plc	45,409	4,082,910
Direct Line Insurance Group plc	310,067	1,923,071
easyJet plc	66,435	1,653,953
Howden Joinery Group plc	309,949	2,427,432
Persimmon plc	75,364	2,173,633
Provident Financial plc	44,672	2,403,258
Rightmove plc	27,026	1,628,560
Sophos Group plc	240,242	1,026,145
St. James's Place plc	73,716	1,128,000
Virgin Money Holdings UK plc	322,138	1,726,726
Worldpay Group plc(1)	366,679	1,651,242

9

	Shares	Value
Zoopla Property Group plc	152,876	$538,777
		25,596,520
United States — 1.1%
IMAX Corp.(1)	59,533	2,255,110
TOTAL COMMON STOCKS (Cost $187,497,405)		201,235,950
TEMPORARY CASH INVESTMENTS — 2.9%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.625%, 8/31/17, valued at $2,009,889), in a joint trading account at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $1,971,027)		1,971,026
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $3,350,806), at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $3,285,001)		3,285,000
State Street Institutional Liquid Reserves Fund, Premier Class	773,880	773,880
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,029,906)		6,029,906
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $193,527,311)		207,265,856
OTHER ASSETS AND LIABILITIES — (0.1)%		(150,172)
TOTAL NET ASSETS — 100.0%		$207,115,684

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	23.8%
Industrials	22.0%
Financials	18.0%
Health Care	11.7%
Materials	6.8%
Information Technology	5.9%
Consumer Staples	3.8%
Telecommunication Services	2.4%
Utilities	1.7%
Energy	1.1%
Cash and Equivalents*	2.8%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

NOVEMBER 30, 2015
Assets
Investment securities, at value (cost of $193,527,311)	$207,265,856
Foreign currency holdings, at value (cost of $51,911)	51,807
Receivable for investments sold	1,111,867
Dividends and interest receivable	298,207
208,727,737

Liabilities
Payable for investments purchased	1,328,338
Payable for capital shares redeemed	62,709
Accrued management fees	221,006
1,612,053

Net Assets	$207,115,684

Net Assets Consist of:
Capital (par value and paid-in surplus)	$200,952,834
Undistributed net investment income	1,002,127
Accumulated net realized loss	(8,570,812)
Net unrealized appreciation	13,731,535
$207,115,684

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$65,427,831	6,360,218	$10.29
Institutional Class, $0.01 Par Value	$133,255,021	12,935,695	$10.30
R6 Class, $0.01 Par Value	$8,432,832	817,798	$10.31

See Notes to Financial Statements.

11

Statement of Operations

FOR THE PERIOD ENDED NOVEMBER 30, 2015(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $156,949)	$2,533,039
Interest	1,988
2,535,027

Expenses:
Management fees	1,880,103
Directors' fees and expenses	4,680
Other expenses	384
1,885,167

Net investment income (loss)	649,860

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(8,106,847)
Foreign currency transactions	(111,698)
(8,218,545)

Change in net unrealized appreciation (depreciation) on:
Investments	13,738,545
Translation of assets and liabilities in foreign currencies	(7,010)
13,731,535

Net realized and unrealized gain (loss)	5,512,990

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,162,850

(1)	March 19, 2015 (fund inception) through November 30, 2015.

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

PERIOD ENDED NOVEMBER 30, 2015(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$649,860
Net realized gain (loss)	(8,218,545)
Change in net unrealized appreciation (depreciation)	13,731,535
Net increase (decrease) in net assets resulting from operations	6,162,850

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	200,952,834

Net increase (decrease) in net assets	207,115,684

Net Assets
End of period	$207,115,684

Undistributed net investment income	$1,002,127

(1)	March 19, 2015 (fund inception) through November 30, 2015.

See Notes to Financial Statements.

13

Notes to Financial Statements

NOVEMBER 30, 2015

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Small-Mid Cap Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Investor Class, the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fund’s shares are available for purchase exclusively by certain American Century Investments funds of funds and the fund’s arrangements for shareholder and distribution services take into account the varying levels of services required by shareholders of different classes of the funds of funds. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of the Investor Class. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced sale on March 19, 2015, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.47% for the Investor Class, 1.27% for the Institutional Class and 1.12% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period March 19, 2015 (fund inception) through November 30, 2015 were $428,756,297 and $233,041,829, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended November 30, 2015(1)
	Shares	Amount
Investor Class/Shares Authorized	100,000,000
Sold	6,624,685	$66,247,282
Redeemed	(264,467)	(2,771,716)
	6,360,218	63,475,566
Institutional Class/Shares Authorized	150,000,000
Sold	13,245,884	132,504,598
Redeemed	(310,189)	(3,259,552)
	12,935,695	129,245,046
R6 Class/Shares Authorized	40,000,000
Sold	910,428	9,164,580
Redeemed	(92,630)	(932,358)
	817,798	8,232,222
Net increase (decrease)	20,113,711	$200,952,834

(1)	March 19, 2015 (fund inception) through November 30, 2015.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,100,518	$197,135,432	—
Temporary Cash Investments	773,880	5,256,026	—
	$4,874,398	$202,391,458	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 22, 2015, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 21, 2015:

Investor Class	Institutional Class	R6 Class
$0.0714	$0.0874	$0.0994

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period March 19, 2015 (fund inception) through November 30, 2015.

17

As of November 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$195,146,884
Gross tax appreciation of investments	$18,096,170
Gross tax depreciation of investments	(5,977,198)
Net tax appreciation (depreciation) of investments	12,118,972
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(7,010)
Net tax appreciation (depreciation)	$12,111,962
Undistributed ordinary income	$1,607,501
Accumulated short-term capital losses	$(7,556,613)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

18

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(3)	$10.00	0.02	0.27	0.29	$10.29	2.70%	1.47%(4)	0.32%(4)	118%	$65,428
Institutional Class
2015(3)	$10.00	0.04	0.26	0.30	$10.30	2.80%	1.27%(4)	0.52%(4)	118%	$133,255
R6 Class
2015(3)	$10.00	0.05	0.26	0.31	$10.31	2.90%	1.12%(4)	0.67%(4)	118%	$8,433

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through November 30, 2015.

(4)	Annualized.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Small-Mid Cap Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2015, and the related statements of operations, changes in net assets, and the financial highlights for the period from March 19, 2015 (commencement date) through November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT International Small-Mid Cap Fund of American Century World Mutual Funds, Inc. as of November 30, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 19, 2015 (commencement date) through November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2016

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Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown(1) (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

(1) Thomas A. Brown retired as Director of the Board effective December 31, 2015.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

23

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

24

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

For the fiscal year ended November 30, 2015, the fund intends to pass through to shareholders foreign source income of $2,689,765 and foreign taxes paid of $156,949, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2015 are $0.1337 and $0.0078, respectively.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87748 1601

ANNUAL REPORT	NOVEMBER 30, 2015

NT International Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2015
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class	ANTVX	-7.60%	3/19/15
MSCI EAFE Value Index	—	-7.13%	—
Institutional Class	ANTYX	-7.50%	3/19/15
R6 Class	ANTWX	-7.40%	3/19/15
(1) Total returns for periods less than one year are not annualized.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2015
Investor Class — $9,240

MSCI EAFE Value Index — $9,287

*From March 19, 2015, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	R6 Class
1.31%	1.11%	0.96%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Elizabeth Xie, Yulin Long, and Vinod Chandrashekaran

Performance Summary

NT International Value declined -7.50%* for the reporting period (March 19, 2015 - November 30, 2015), compared with the -7.13% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect operating expenses, while benchmark returns do not.

During a period of disappointing global growth, falling oil and commodity prices, and geopolitical instability, most international equity markets declined.

The fund’s stock selection process incorporates factors of valuation, quality, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Valuation insights, particularly during the second half of the period, were most difficult, while factors of quality and sentiment proved effective, contributing to fund results. Difficult stock selection among utilities led to underperformance. Conversely, consumer discretionary holdings and positioning in the materials sector contributed favorably to relative returns. From a geographical perspective, investments in Japan weighed on the fund’s results, while stock selection in several European countries, including Germany, the U.K., and Denmark, was beneficial.

Japan-Based Holdings Detracted from Performance

Overweight exposure to a number of Japan-based companies whose stock prices declined strongly hurt the fund’s relative returns. An overweight position, relative to the benchmark, in Asahi Kasei pressured relative returns as the conglomerate’s shares slumped mid-year following an analyst downgrade, and we exited our investment in the company. Industrials sector holding Sumitomo Heavy Industries was another key detractor from total portfolio returns. The heavy equipment manufacturer declined with the broad market during the summer on concerns about slowing growth in China and the effect on demand for its equipment. The holding was subsequently liquidated following severe deterioration in quality and sentiment.

Having no exposure to a number of tobacco holdings represented in the benchmark pressured results. As is often the case in a down market, the share prices of these defensive consumer staples stocks advanced significantly. Key detraction in the sector came from not owning U.K.-based Imperial Tobacco Group and Japan-based Japan Tobacco. Overweight exposure to Germany-based utility company E.ON negatively impacted performance as electricity rates fell to their lowest levels in more than a decade and government regulations called for a transition from nuclear power plants to renewable energy sources by 2022. We maintain exposure to E.ON based on strong factors of valuation and quality as the company moves its focus to renewable energy sources.

A portfolio-only investment in U.K.-based Evraz was detrimental as the steel and coal producer faced headwinds of falling metals and commodity prices and demand, as well as pressures from its distressed South African unit, which caused a sharp decline in the steel and coal producer’s share price. We ultimately sold our stake in the holding on an unattractive sentiment profile.

*
All fund returns referenced in this commentary are for Institutional Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Stock Selection in Europe Benefited Results

Security selection in a number of European markets, particularly in Germany and Denmark, helped to somewhat limit the fund’s losses. Key contribution stemmed from a portfolio-only position in Denmark-based Vestas Wind Systems. The wind turbine manufacturer produced several consecutive quarters of increasing earnings and revenues and upgraded its full-year outlook based on growing demand and rising orders for renewable power generation. In Germany, not owning Volkswagen helped relative performance as the automaker’s stock prices fell sharply following admission of emissions testing results fabrication.

Not owning several U.K.-based metals and mining companies, including Glencore and Anglo American, benefited results as the price of commodities and metals declined steadily over the course of the period. An overweight position in Direct Line Insurance Group, another U.K.-based holding, also proved beneficial. Shares of Britain’s largest auto insurer reached record highs after the company beat first-half profit expectations and issued a substantial cash dividend to shareholders.

A Look Ahead

As we approach 2016, economic activity in most global markets continues to lag that of the U.S. We believe that divergence in monetary policy between the U.S. and much of the rest of the world will continue as the U.S. Federal Reserve (Fed) raises interest rates, while central banks elsewhere maintain aggressive monetary stimulus. Investor sentiment in financial markets is therefore likely to be driven by the pace and magnitude of Fed rate moves, as well as by the trajectory of global economic growth, particularly in China. In such an environment, we believe that our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.

We believe that stock selection—rather than regional and sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the fund’s country and sector weightings are primarily a result of identifying what we believe to be superior individual securities. The fund's largest, but modest, overweights are in consumer discretionary and telecommunication services, while the underweights are led by the utilities and consumer staples sectors. Geographically, the fund’s greatest underweight is in Asia, while exposure to Europe is greater than that of the benchmark.

4

Fund Characteristics

NOVEMBER 30, 2015
Top Ten Holdings	% of net assets
AstraZeneca plc	2.3%
HSBC Holdings plc	2.1%
Royal Dutch Shell plc, B Shares	1.8%
AXA SA	1.7%
Sumitomo Mitsui Financial Group, Inc.	1.7%
Zurich Insurance Group AG	1.7%
ING Groep NV CVA	1.6%
Sanofi	1.6%
Eni SpA	1.6%
Allianz SE	1.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.2%
Exchange-Traded Funds	0.5%
Total Equity Exposure	97.7%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	0.4%

Investments by Country	% of net assets
United Kingdom	23.3%
Japan	22.6%
France	10.6%
Germany	7.2%
Switzerland	5.6%
Australia	5.2%
Italy	3.8%
Hong Kong	3.7%
Sweden	3.3%
Netherlands	2.7%
Spain	2.3%
Other Countries	6.9%
Exchange-Traded Funds*	0.5%
Cash and Equivalents**	2.3%
*Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
**Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Expenses Paid During Period(1)6/1/15 - 11/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$898.00	$6.23	1.31%
Institutional Class	$1,000	$898.10	$5.28	1.11%
R6 Class	$1,000	$899.00	$4.57	0.96%
Hypothetical
Investor Class	$1,000	$1,018.50	$6.63	1.31%
Institutional Class	$1,000	$1,019.50	$5.62	1.11%
R6 Class	$1,000	$1,020.26	$4.86	0.96%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

NOVEMBER 30, 2015

	Shares	Value
COMMON STOCKS — 97.2%
Australia — 5.2%
Australia & New Zealand Banking Group Ltd.	339,333	$6,662,765
BHP Billiton Ltd.	158,813	2,077,702
CIMIC Group Ltd.	264,394	4,789,805
Commonwealth Bank of Australia	9,117	523,715
Downer EDI Ltd.	455,030	1,187,971
National Australia Bank Ltd.	54,000	1,147,762
Qantas Airways Ltd.	1,997,599	5,258,577
Telstra Corp. Ltd.	1,099,720	4,262,903
Westpac Banking Corp.	427,112	9,930,732
Woodside Petroleum Ltd.	175,241	3,815,971
		39,657,903
Belgium — 1.3%
bpost SA	88,384	2,147,788
KBC Groep NV	128,989	7,700,006
		9,847,794
China — 0.1%
China Merchants Bank Co. Ltd., H Shares	450,000	1,057,465
Denmark — 1.1%
Vestas Wind Systems A/S	126,688	8,265,791
Finland — 0.3%
UPM-Kymmene Oyj	126,936	2,423,443
France — 10.6%
AXA SA	498,362	13,484,798
BNP Paribas SA	100,300	5,946,085
Engie SA	401,996	7,003,777
Eutelsat Communications SA	85,187	2,542,622
Faurecia	126,097	4,733,582
Innate Pharma SA(1)	50,305	737,187
Metropole Television SA	56,965	1,058,076
Nexans SA(1)	25,875	989,644
Orange SA	484,877	8,381,173
Peugeot SA(1)	480,766	8,589,488
Sanofi	139,292	12,418,114
Societe Generale SA	26,775	1,278,102
Suez Environnement Co.	130,465	2,473,588
Technicolor SA	378,547	2,838,872
Total SA	129,376	6,424,532
UbiSoft Entertainment SA(1)	37,279	1,043,759
Valeo SA	13,783	2,134,123
		82,077,522
Germany — 7.2%
Allianz SE	63,495	11,246,905

7

	Shares	Value
Aurubis AG	59,965	$3,736,103
BASF SE	29,714	2,459,431
Deutsche Bank AG	157,912	4,055,092
Deutsche Telekom AG	457,072	8,429,356
Dialog Semiconductor plc(1)	15,582	581,808
E.ON SE	458,401	4,356,974
Grand City Properties SA	67,852	1,397,936
Hannover Rueck SE	23,110	2,704,168
Metro AG	196,037	6,536,797
ProSiebenSat.1 Media SE	136,700	7,178,188
Siemens AG	29,846	3,094,725
		55,777,483
Hong Kong — 3.7%
BOC Hong Kong Holdings Ltd.	313,500	960,298
CK Hutchison Holdings Ltd.	248,500	3,259,510
Dah Sing Banking Group Ltd.	558,800	1,089,716
Hang Seng Bank Ltd.	513,000	9,296,055
Link REIT	1,265,500	7,695,713
New World Development Co. Ltd.	3,089,000	3,075,674
WH Group Ltd.(1)	5,284,000	2,726,012
		28,102,978
Israel — 1.4%
Bank Hapoalim BM	1,503,021	7,772,205
Bezeq The Israeli Telecommunication Corp. Ltd.	518,889	1,117,779
Mizrahi Tefahot Bank Ltd.	31,802	376,296
Teva Pharmaceutical Industries Ltd.	27,945	1,711,397
		10,977,677
Italy — 3.8%
A2A SpA	2,196,240	3,086,181
Enel SpA	820,688	3,619,266
Eni SpA	758,206	12,352,689
EXOR SpA	66,997	3,002,728
Fiat Chrysler Automobiles NV(1)	302,112	4,315,535
UnipolSai SpA	1,052,671	2,715,990
		29,092,389
Japan — 22.6%
Bank of Yokohama Ltd. (The)	268,000	1,577,303
Canon, Inc.	347,800	10,498,983
Central Japan Railway Co.	47,900	8,554,683
Chiba Bank Ltd. (The)	236,000	1,627,652
Daiichikosho Co., Ltd.	14,800	485,118
Daiwa Securities Group, Inc.	91,000	588,654
Fuji Heavy Industries Ltd.	57,300	2,368,338
FUJIFILM Holdings Corp.	157,700	6,387,427
Honda Motor Co., Ltd.	63,300	2,057,893
Iida Group Holdings Co. Ltd.	185,800	3,613,365
ITOCHU Corp.	336,000	4,099,691

8

	Shares	Value
Jafco Co. Ltd.	62,800	$2,494,655
Japan Airlines Co. Ltd.	218,800	7,482,925
JX Holdings, Inc.	2,223,600	9,019,037
Kawasaki Kisen Kaisha Ltd.	1,849,000	3,800,138
KDDI Corp.	118,700	2,948,697
Medipal Holdings Corp.	182,600	3,199,579
Mitsubishi Chemical Holdings Corp.	1,036,400	6,791,746
Mitsubishi Motors Corp.	95,300	848,487
Mitsubishi UFJ Financial Group, Inc.	1,524,400	9,782,908
Mitsui Mining & Smelting Co. Ltd.	830,000	1,597,969
Mixi, Inc.	31,900	1,306,060
Mizuho Financial Group, Inc.	377,400	761,851
MS&AD Insurance Group Holdings, Inc.	208,400	5,877,862
Nippon Telegraph & Telephone Corp.	239,500	8,881,539
NTT Data Corp.	46,700	2,276,198
NTT DoCoMo, Inc.	158,700	3,001,248
OKUMA Corp.	46,000	418,148
ORIX Corp.	195,700	2,824,217
Panasonic Corp.	267,100	3,032,269
Sankyu, Inc.	492,000	2,454,005
SBI Holdings, Inc.	389,500	4,413,912
Seven Bank Ltd.	1,149,800	5,034,461
Sony Corp.	294,000	7,587,636
Sumitomo Chemical Co. Ltd.	1,107,000	6,348,838
Sumitomo Mitsui Financial Group, Inc.	353,400	13,484,320
Takeda Pharmaceutical Co., Ltd.	43,400	2,109,360
Teijin Ltd.	983,000	3,497,595
Tokyo Electric Power Co., Inc.(1)	997,500	6,109,789
Toyota Motor Corp.	78,200	4,864,154
		174,108,710
Netherlands — 2.7%
Boskalis Westminster NV	9,100	404,967
ING Groep NV CVA	907,042	12,453,563
Koninklijke Ahold NV	379,742	8,261,043
		21,119,573
New Zealand — 0.2%
Meridian Energy Ltd.	627,817	958,764
Mighty River Power Ltd.	434,600	829,619
		1,788,383
Norway — 1.0%
TGS Nopec Geophysical Co. ASA	395,009	7,595,147
Portugal — 0.9%
EDP - Energias de Portugal SA	2,166,420	7,221,575
Singapore — 0.6%
Oversea-Chinese Banking Corp. Ltd.	409,000	2,513,934
United Overseas Bank Ltd.	130,500	1,793,907
		4,307,841

9

	Shares	Value
Spain — 2.3%
Banco Santander SA	1,002,041	$5,471,393
Endesa SA	247,396	5,117,941
Mapfre SA	570,684	1,565,877
Telefonica SA	433,427	5,346,417
		17,501,628
Sweden — 3.3%
Axfood AB	46,460	843,778
Boliden AB	41,748	767,296
Electrolux AB	35,225	1,033,915
Investment AB Kinnevik, B Shares	74,610	2,295,153
Investor AB, B Shares	197,629	7,531,918
Peab AB	274,244	2,094,138
Skanska AB, B Shares	249,860	4,973,250
SKF AB, B Shares	350,586	6,113,890
		25,653,338
Switzerland — 5.6%
Nestle SA	123,021	9,129,274
Novartis AG	26,481	2,263,696
Roche Holding AG	28,924	7,745,116
Swiss Reinsurance Co.	106,386	10,138,647
Transocean Ltd.	100,563	1,451,485
Zurich Insurance Group AG	48,434	12,752,851
		43,481,069
United Kingdom — 23.3%
AstraZeneca plc	262,374	17,792,133
Aviva plc	683,438	5,264,999
Barclays plc	444,351	1,493,736
Berkeley Group Holdings plc	84,809	4,101,434
BHP Billiton plc	398,270	4,780,077
BP plc	1,069,181	6,203,651
British Land Co. plc (The)	197,006	2,474,566
BT Group plc	949,765	7,101,420
Centrica plc	551,558	1,811,759
Debenhams plc	873,100	1,099,319
Direct Line Insurance Group plc	1,209,143	7,499,244
GlaxoSmithKline plc	228,571	4,666,316
Go-Ahead Group plc	58,360	2,309,905
HSBC Holdings plc	2,064,829	16,466,586
Investec plc	908,642	7,732,052
Land Securities Group plc	172,928	3,206,099
Legal & General Group plc	2,008,768	8,213,970
Lloyds Banking Group plc	5,874,496	6,455,189
Man Group plc	2,571,216	6,319,929
Marks & Spencer Group plc	763,999	5,782,057
Moneysupermarket.com Group plc	107,166	526,172
Petrofac Ltd.	180,377	2,241,241
Rio Tinto plc	325,413	10,823,951
Royal Dutch Shell plc, B Shares	554,000	13,783,938
Royal Mail plc	746,049	5,461,934

10

	Shares	Value
Segro plc	505,740	$3,360,596
Sky plc	496,139	8,264,413
Standard Chartered plc	205,799	1,727,062
Thomas Cook Group plc(1)	456,545	824,435
Vodafone Group plc	1,415,524	4,780,829
WM Morrison Supermarkets plc	3,269,168	7,508,628
		180,077,640
TOTAL COMMON STOCKS (Cost $792,741,796)		750,135,349
EXCHANGE-TRADED FUNDS — 0.5%
iShares MSCI Japan ETF (Cost $3,620,662)	304,650	3,774,613
TEMPORARY CASH INVESTMENTS — 1.9%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 0.625%, 8/31/17, valued at $5,018,185), in a joint trading account at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $4,921,157)		4,921,156
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/44, valued at $8,369,525), at 0.01%, dated 11/30/15, due 12/1/15 (Delivery value $8,204,002)		8,204,000
State Street Institutional Liquid Reserves Fund, Premier Class	1,930,000	1,930,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,055,156)		15,055,156
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $811,417,614)		768,965,118
OTHER ASSETS AND LIABILITIES — 0.4%		2,891,795
TOTAL NET ASSETS — 100.0%		$771,856,913

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	36.1%
Consumer Discretionary	10.4%
Industrials	10.1%
Energy	8.2%
Telecommunication Services	6.9%
Health Care	6.8%
Materials	5.8%
Utilities	5.5%
Consumer Staples	4.5%
Information Technology	2.9%
Exchange-Traded Funds	0.5%
Cash and Equivalents*	2.3%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

NOVEMBER 30, 2015
Assets
Investment securities, at value (cost of $811,417,614)	$768,965,118
Foreign currency holdings, at value (cost of $152,663)	151,450
Receivable for capital shares sold	24,514
Dividends and interest receivable	3,814,308
Other assets	1,274
772,956,664

Liabilities
Payable for capital shares redeemed	373,790
Accrued management fees	725,961
1,099,751

Net Assets	$771,856,913

Net Assets Consist of:
Capital (par value and paid-in surplus)	$831,570,970
Undistributed net investment income	16,633,942
Accumulated net realized loss	(33,829,560)
Net unrealized depreciation	(42,518,439)
$771,856,913

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$194,181,385	21,026,065	$9.24
Institutional Class, $0.01 Par Value	$544,368,811	58,860,580	$9.25
R6 Class, $0.01 Par Value	$33,306,717	3,597,333	$9.26

See Notes to Financial Statements.

12

Statement of Operations

FOR THE PERIOD ENDED NOVEMBER 30, 2015(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,869,325)	$22,934,057
Interest	4,435
22,938,492

Expenses:
Management fees	6,205,703
Directors' fees and expenses	17,926
Other expenses	2,484
6,226,113

Net investment income (loss)	16,712,379

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(33,685,657)
Foreign currency transactions	(222,340)
(33,907,997)

Change in net unrealized appreciation (depreciation) on:
Investments	(42,452,496)
Translation of assets and liabilities in foreign currencies	(65,943)
(42,518,439)

Net realized and unrealized gain (loss)	(76,426,436)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(59,714,057)

(1)	March 19, 2015 (fund inception) through November 30, 2015.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

PERIOD ENDED NOVEMBER 30, 2015(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,712,379
Net realized gain (loss)	(33,907,997)
Change in net unrealized appreciation (depreciation)	(42,518,439)
Net increase (decrease) in net assets resulting from operations	(59,714,057)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	831,570,970

Net increase (decrease) in net assets	771,856,913

Net Assets
End of period	$771,856,913

Undistributed net investment income	$16,633,942

(1)	March 19, 2015 (fund inception) through November 30, 2015.

See Notes to Financial Statements.

14

Notes to Financial Statements

NOVEMBER 30, 2015

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Investor Class, the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fund’s shares are available for purchase exclusively by certain American Century Investments funds of funds and the fund’s arrangements for shareholder and distribution services take into account the varying levels of services required by shareholders of different classes of the funds of funds. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of the Investor Class. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced sale on March 19, 2015, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

15

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

16

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of International Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.100% to 1.300% for the Investor Class, 0.900% to 1.100% for the Institutional Class and 0.750% to 0.950% for the R6 Class. The effective annual management fee for each class for the period March 19, 2015 (fund inception) through November 30, 2015 was 1.30% for the Investor Class, 1.10% for the Institutional Class and 0.95% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period March 19, 2015 (fund inception) through November 30, 2015 were $1,246,733,010 and $412,599,105, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended November 30, 2015(1)
	Shares	Amount
Investor Class/Shares Authorized	200,000,000
Sold	22,561,269	$225,871,525
Redeemed	(1,535,204)	(14,572,591)
	21,026,065	211,298,934
Institutional Class/Shares Authorized	420,000,000
Sold	62,418,999	619,721,716
Redeemed	(3,558,419)	(35,213,173)
	58,860,580	584,508,543
R6 Class/Shares Authorized	40,000,000
Sold	4,132,581	40,891,450
Redeemed	(535,248)	(5,127,957)
	3,597,333	35,763,493
Net increase (decrease)	83,483,978	$831,570,970

(1)	March 19, 2015 (fund inception) through November 30, 2015.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	—	$750,135,349	—
Exchange-Traded Funds	$3,774,613	—	—
Temporary Cash Investments	1,930,000	13,125,156	—
	$5,704,613	$763,260,505	—

18

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 22, 2015, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 21, 2015:

Investor Class	Institutional Class	R6 Class
$0.1950	$0.2090	$0.2195

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period March 19, 2015 (fund inception) through November 30, 2015.

As of November 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$812,300,845
Gross tax appreciation of investments	$16,477,061
Gross tax depreciation of investments	(59,812,788)
Net tax appreciation (depreciation) of investments	(43,335,727)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(65,944)
Net tax appreciation (depreciation)	$(43,401,671)
Undistributed ordinary income	$16,820,816
Accumulated short-term capital losses	$(33,133,202)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

19

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(3)	$10.00	0.20	(0.96)	(0.76)	$9.24	(7.60)%	1.30%(4)	2.95%(4)	55%	$194,181
Institutional Class
2015(3)	$10.00	0.21	(0.96)	(0.75)	$9.25	(7.50)%	1.10%(4)	3.15%(4)	55%	$544,369
R6 Class
2015(3)	$10.00	0.22	(0.96)	(0.74)	$9.26	(7.40)%	0.95%(4)	3.30%(4)	55%	$33,307

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through November 30, 2015.

(4)	Annualized.

See Notes to Financial Statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century World Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Value Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2015, and the related statements of operations, changes in net assets, and the financial highlights for the period from March 19, 2015 (commencement date) through November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT International Value Fund of American Century World Mutual Funds, Inc. as of November 30, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 19, 2015 (commencement date) through November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
January 19, 2016

21

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown(1) (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

(1) Thomas A. Brown retired as Director of the Board effective December 31, 2015.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

23

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

24

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

25

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For the fiscal year ended November 30, 2015, the fund intends to pass through to shareholders foreign source income of $24,803,382 and foreign taxes paid of $1,855,174, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding shares on November 30, 2015 are $0.2971 and $0.0222, respectively.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87749 1601

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord, Stephen E. Yates and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2014:    $208,287
FY 2015:    $245,006

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2014:    $91,808
FY 2015:    $86,000

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century World Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 28, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 28, 2016